             As filed with the Securities and Exchange Commission
                               on January 5, 1996


                                            Registration No. 811-8162

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               _______________


                                  FORM N-1A

                              AMENDMENT NO. 3 TO
                            REGISTRATION STATEMENT
                                    UNDER
                      THE INVESTMENT COMPANY ACT OF 1940


                         MASTER INVESTMENT PORTFOLIO
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


               111 Center Street, Little Rock, Arkansas  72201
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                   _______________________________________


             Registrant's Telephone Number, including Area Code:
                                (800) 643-9691


                            Richard H. Blank, Jr.
                              c/o Stephens Inc.
                              111 Center Street
                         Little Rock, Arkansas  72201
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               WITH A COPY TO:
                           Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                             Morrison & Foerster
                  2000 Pennsylvania Avenue, N.W., Suite 5500
                         Washington, D.C.  20006-1812


================================================================================

                     EXPLANATORY NOTE


          This amendment relates to the LifePath 2000 Master Series, LifePath 2010 Master Series, LifePath 2020 Master Series, LifePath 2030 Master
Series, LifePath 2040 Master Series, Asset Allocation Master Series,
Bond Index Master Series, S&P 500 Index Master Series and U.S. Treasury Allocation Master Series (the "Master Series"). This amendment is being filed to reflect the addition of a new investment adviser and custodian for each Master Series, to incorporate into the Part B each Master Series' unaudited financial statements for the six month period ended August 31, 1995, to delete the description of certain inactive Master Series from the registration statement and to reflect other non-material changes.



          This Amendment to the Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940. However, beneficial interests in the Registrant are not being registered under the Securities Act of 1933 (the "1933 Act") because such interests will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may only be made by registered broker/dealers or by investment companies, insurance company separate accounts, common commingled trust funds, group trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interest in the Registrant.

                          MASTER INVESTMENT PORTFOLIO
                            STRUCTURED MASTER SERIES

                         ASSET ALLOCATION MASTER SERIES
                     U.S. TREASURY ALLOCATION MASTER SERIES

                                     PART A

                               January 2, 1996

Responses to Items 1 through 3 have been omitted pursuant to paragraph 4 of Instruction F of the General Instructions to Form N-1A.

Item 4.  General Description of Registrant.

GENERAL. Master Investment Portfolio (the "Master Portfolio") is an open-end, management investment company, organized on October 21, 1993 as a business trust under the laws of the State of Delaware. The Master Portfolio is a "series fund," which is a mutual fund divided into separate portfolios. By this offering document, the Master Portfolio is offering two diversified
portfolios (each, a "Master Series").   Each Master Series is treated as a
separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes and a shareholder of one Master Series is not deemed to be a shareholder of the other Master Series. As described below, for certain matters Master Portfolio shareholders vote together as a group; as to others they vote separately by Master Series. The Master Portfolio has established nine other series which will be offered pursuant to other offering documents. From time to time, other series may be established and sold pursuant to other offering documents.

      BZW Barclays Global Fund Advisors ("BGFA") serves as investment adviser to each Master Series. Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank") served as each Master Series' investment adviser and Wells Fargo Nikko Investment Advisors ("WFNIA") served as each Master Series' sub-investment adviser. The Master Series do not currently retain a sub-adviser. BGFA was created by the reorganization of WFNIA with and into an affiliate of Wells Fargo Institutional Trust Company ("WFITC"). BGFA is now a subsidiary of WFITC which, effective January 1, 1996, changed its name to BZW Barclays Global Investors, N.A. ("BGI").

      Beneficial interests in each Master Series are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in a Master Series may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

INVESTMENT OBJECTIVES.

      o The ASSET ALLOCATION MASTER SERIES seeks to maximize total return, consisting of capital appreciation and current income, without assuming undue risk. This Master Series will follow an asset allocation strategy by investing in a wide range of publicly traded common stocks, U.S. Treasury bonds and money market instruments.

      o The U.S. TREASURY ALLOCATION MASTER SERIES seeks to maximize total return, consisting of capital appreciation and current income, without assuming undue risk. This Master Series will follow an asset allocation strategy by investing primarily among long-, intermediate- and short-term U.S. Treasury securities.

      The investment objective of each Master Series cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Master Series' outstanding voting securities. The differences in objectives and policies between the Master Series determine the types of portfolio securities in which each Master Series invests and can be expected to affect the degree of risk to which each Master Series is subject and the yield or return of each Master Series. There can be no assurance that the investment objective of each Master Series will be achieved.

MANAGEMENT POLICIES.

The Asset Allocation Master Series and U.S. Treasury Allocation Master Series each follow an asset allocation strategy. For each Master Series, BGFA uses proprietary investment models ("Asset Allocation Models"), developed by WFNIA that analyze extensive financial and economic data, including risk, correlation and expected return statistics, to recommend a portfolio allocation as described below.

                    Asset Allocation Master Series will invest its assets among three asset classes -- common stocks, U.S. Treasury bonds and money market instruments -- as follows:


                          o COMMON STOCKS. The Master Series will invest in the common stocks which compose the Standard & Poor's 500 Stock Index (*) (the "SAP 500 Index"). The SAP 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the SAP 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. No attempt is made to manage this portion of the Master Series' portfolio in the traditional sense using economic, financial and market analysis. Instead, the Master Series uses for this portion of its portfolio a computer program to determine which securities are






__________________________________
**
         S&P does not sponsor the Master Series, nor is it affiliated in any way with Wells Fargo, WFNIA or the Master Series. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. The Master Series is not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation or warranty, express or implied, regarding theadvisability of investing in the Master Series.

                    to be purchased or sold to replicate the total return performance of the SAP 500 Index to the extent feasible. The percentage of the Asset Allocation Master Series' assets invested in each stock will be approximately the same as the percentage such stock represents in the S&P 500 Index.


                          o U.S. Treasury Bonds. The Master Series will invest in U.S. Treasury bonds with remaining maturities of at least 20 years. Under normal market conditions, the dollar-weighted average maturity of this portion of the Master Series' portfolio is expected to range between 22 and 28 years. The Master Series will invest this portion of its assets in an effort to replicate the total return performance of the Lehman Brothers 20+ Year Treasury Index which is composed of U.S. Treasury securities with 20 years or more to maturity.

                          o Money Market Instruments. The Master Series will invest in money market instruments.

                    U.S. Treasury Allocation Master Series will invest its assets among three maturity classes -- long, intermediate and short-term -- of U.S. Treasury debt securities and repurchase agreements in respect thereof as follows:

                          o LONG-TERM U.S. TREASURY BONDS. The Master Series will invest in U.S. Treasury bonds with remaining maturities of at least 20 years. Under normal market conditions, the dollar-weighted average maturity of this portion of the Master Series' portfolio is expected to range between 22 and 28 years.

                          o INTERMEDIATE-TERM U.S. TREASURY NOTES. The Master Series will invest in U.S. Treasury notes and other U.S. Treasury securities with remaining maturities ranging from one to 20 years. Under normal market conditions, the dollar-weighted average maturity of this portion of the Master Series' portfolio is expected to range between three and seven years.

                          o SHORT-TERM U.S. TREASURY BILLS. The Master Series will invest in U.S. Treasury bills with remaining maturities of one year or less. Under normal market conditions, the dollar-weighted average maturity of this portion of the Master Series' portfolio is expected to range between 30 and 90 days.

                    It is a fundamental policy of the U.S. Treasury Allocation Master Series that it will invest at least 65% of the value of its total assets in U.S. Treasury securities.

CERTAIN FUNDAMENTAL POLICIES. Each Master Series may (i) borrow money to the extent permitted under the 1940 Act except that each Master Series may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions; (ii) invest up to 5% of its total assets in the obligations of any single issuer, except that up to 25% of the value of the total assets of such Master Series may be invested and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in the securities of issuers in a particular industry or group of closely related industries, subject to certain exceptions specified in Part B, including that there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Master Series without approval by the holders of a majority (as defined in the 1940 Act) of such Master Series' outstanding voting securities. See Item 13, "Investment Objectives and Management Policies -- Investment Restrictions," in Part B.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES. Each Master Series may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors), unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing, if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (iii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See Item 13, "Investment Objectives and Management Policies -- Investment Restrictions," in Part B.

RISK FACTORS.

GENERAL -- The net asset value per share of each Master Series is not fixed and should be expected to fluctuate.

INVESTMENT TECHNIQUES -- Each Master Series may engage in various investment techniques the use of which involves risk. See "Appendix--Investment Techniques." Using these techniques may affect the degree to which a Master Series' net asset value fluctuates.

EQUITY SECURITIES -- (Asset Allocation Master Series) Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of a Master Series' portfolio securities will result in changes in the value of such Master Series' shares and the Master Series' yield and total return to investors.

FIXED-INCOME SECURITIES -- Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. The value of U.S. Treasury securities also will be affected by the supply and demand, as well as the perceived supply and demand, for such securities. Long-term securities are affected to a greater extent by interest rates than shorter-term securities.

FOREIGN SECURITIES -- (Asset Allocation Master Series) Since the stocks of some foreign issuers are included in the S&P 500 Index, the portfolios of the Asset Allocation Master Series may contain securities of such foreign issuers which may subject the Master Series to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect an investment in these securities and the possible seizure or nationalization of foreign deposits.
See "Appendix -- Portfolio Securities -- Bank Obligations."

OTHER INVESTMENT CONSIDERATIONS -- Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by the Master Series and one or more of these investment companies or accounts, available investments or opportunities for sales are allocated equitably to each by the investment advice. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Master Series or the price paid or received by such Master Series.

             Under normal market conditions, the portfolio turnover rate for each Master Series is expected to be under 100%. A portfolio turnover rate of 100% would occur, for example, if all of a Master Series' securities were replaced within one year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. Portfolio turnover will not otherwise be a limiting factor in making investment decisions.

Item 5.  Management of the Master Portfolio.

INVESTMENT ADVISER --   Pursuant to separate investment advisory contracts (the
"BGFA Advisory Contracts") dated January 1, 1996, BGFA serves as investment adviser to each Master Series. The BGFA Advisory Contracts are identical in all material respects, other than the identity of the parties, to the investment advisory contracts with Wells Fargo Bank, the prior investment adviser to each Master Series. The investment advisory contracts with Wells Fargo Bank and the sub-advisory contracts with WFNIA terminated as of January 1, 1996. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, CA 94105. As of January 1, 1996, BGFA and its affiliates provide investment advisory services for over $220 billion of assets under management.

             The BGFA Advisory Contracts provide that BGFA shall furnish to each Master Series investment guidance and policy direction in connection with the daily portfolio management of such Master Series, subject to the supervision of the Master Portfolios board of Trustees and in conformity with Delaware law and the stated policies of each Master Series.

Pursuant to the BGFA Advisory Contracts, BGFA furnishes to the Board of Trustees of the Master Portfolio periodic reports on the investment strategy and performance of each Master Series. BGFA will continue to employ substantially the same WFNIA investment professionals that previously managed the investment portfolio of each Master Series.


             BGFA is entitled to receive monthly fees at the annual rate of 0.35% and 0.30% of the average daily net assets of the Asset Allocation and U.S. Treasury Allocation Master Series, respectively, as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of a Master Series and, accordingly, have a favorable impact on the return and yield of such Master Series.

             BGFA may deal, trade and invest for its own account in the types of securities in which the Master Series may invest. BGFA has informed the Master Portfolio that in making its investment decisions it does not obtain or use material inside information in its possession.

             Prior to January 1, 1996, Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company located at 420 Montgomery Street, San Francisco, California 94105, served as each Master Series' investment adviser. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of January 1, 1996, Wells Fargo Bank provides investment advisory services for approximately $33 billion of assets under management. Pursuant to an Investment Advisory Agreement with the Master Portfolio, Wells Fargo Bank provided investment guidance and policy direction in connection with the management of each Master Series' assets, subject to the supervision of the Master Portfolio's Board of Trustees and in conformity with Delaware law and the stated policies of such Master Series.

             Prior to January 1, 1996, Wells Fargo Bank engaged WFNIA, located at 45 Fremont Street, San Francisco, California 94105, to provide sub-investment advisory services to each Master Series. WFNIA was a general partnership, which was dissolved on December 31, 1995, owned 50% by a wholly owned subsidiary of Wells Fargo Bank and 50% by a subsidiary of The Nikko Securities Co., Ltd. Pursuant to a Sub-Investment Advisory Agreement, WFNIA, subject to the supervision and approval of Wells Fargo Bank, provided investment advisory assistance and the day-to-day management of each Master Series' assets, subject to the overall authority of the Master Portfolio's Board of Trustees and in conformity with Delaware law and the stated policies of such Master Series.

             For the fiscal year ended February 28, 1995, Wells Fargo Bank was paid monthly fees at the annual rate of 0.35% and 0.30% of the average acting net assets of the Asset Allocation Master Series and U.S. Treasury Allocation Master Series, respectively, for its services as investment adviser to such Master Series. During the same period WFNIA was paid by Wells Fargo Bank sub-advisory fees at the annual rate of 0.20% and 0.15%, of the average daily net assets of the Asset Allocation Master Series and U.S. Treasury Allocation Master Series, respectively.

             As investment adviser, Wells Fargo Bank was permitted to deal, trade and invest for its own account in the types of securities in which the Master Series invested and may have had deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Series. Wells Fargo Bank informed the Master Portfolio that in making its investment decisions it does not obtain or use material inside information in its possession.


             Under the terms of the prior Investment Advisory Agreement, the Master Portfolio was contractually obligated to pay a monthly fee on behalf of each Master Series at the annual rate of 0.35% and 0.30% of the average daily net assets of the Asset Allocation and U.S. Treasury Allocation Master Series, respectively. Wells Fargo Bank was contractually obligated to pay WFNIA a monthly fee at the annual rate of .20%, .15%, of the average daily net assets of the Asset Allocation Master Series and U.S. Treasury Allocation Master Series, respectively.


ADMINISTRATOR AND PLACEMENT AGENT -- Stephens Inc. ("Stephens"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as the Master Portfolio's administrator pursuant to an Administration Agreement with the Master Portfolio. Under the Administration Agreement, Stephens provides general supervision of the operation of the Master Portfolio and the Master Series, other than the provision of investment advice, subject to the overall authority of the Master Portfolio's Board of Trustees. The administrative services provided to the Master Series also include coordination of the other services provided to the Master Series, compilation of information for reports to the Securities and Exchange Commission and state securities commissions, preparation of proxy statements and interestholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Master Portfolio's Board of Trustees and officers. Stephens also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates the Master Portfolio's Trustees, officers and employees who are affiliated with Stephens. Stephens is not entitled to compensation for providing administrative services to a Master Series so long as Stephens receives fees for providing similar services to a fund of another registered investment company that invests all of its assets in the Master Series. Stephens also serves as placement agent for each Master Series' shares.

      Stephens is a full service broker/dealer and investment advisory firm. Stephens and its predecessor have been providing securities and investment services for more than 50 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.


CUSTODIAN AND TRANSFER AGENT. BGI serves as custodian to each Master Series and is located at 45 Fremont Street, San Francisco, California 94105. BGI is a wholly-owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc.) and is also an indirect subsidiary of Barclays. Prior to January 1, 1996, BGI was known as Wells Fargo Institutional Trust Company, N.A. ("WFITC") and WFNIA and Wells Fargo & Company together held 100% of WFITC's outstanding voting securities. Wells Fargo Bank is the Master Portfolio's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Wells Fargo Bank performs transfer agency services at 525 Market Street, San Francisco, California 94105.

EXPENSES. All expenses incurred in the operation of the Master Portfolio are borne by the Master Portfolio, except to the extent specifically assumed by BGFA and Stephens (or, prior to January 1, 1996 by Wells Fargo Bank). Expenses attributable to a particular Master Series are charged against the assets of that Master Series; other expenses of the Master Portfolio are allocated among the Master Series on the basis determined by the Board of Trustees, including, but not limited to, proportionately in relation to the net assets of each Master Series.

Item 6.  Capital Stock and Other Securities.

             The Master Portfolio is organized as a trust under the laws of the State of Delaware. Investors in the Master Portfolio will each be liable for all obligations of the Master Portfolio. However, the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Portfolio itself was unable to meet its obligations.

             To date, the Board of Trustees has authorized the creation of fourteen separate series. All consideration received by the Master Portfolio for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Master Portfolio) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Master Portfolio has the ability to create, from time to time, new series without shareholder approval.

             MASTER SERIES SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MASTER SERIES SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. EACH MASTER SERIES' SHARE PRICE AND INVESTMENT RETURN FLUCTUATE AND ARE NOT GUARANTEED.

             Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Master Portfolio to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Master Portfolio to hold a special meeting of shareholders for purposes of removing a Trustee from office. Master Portfolio shareholders may remove a Trustee by the affirmative vote of a majority of the Master Portfolio's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders. Investments in a Master Series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value.

             Under the Master Portfolio's anticipated method of operation as a partnership, each Master Series will not be subject to any income tax.
However, each investor in a Master Series will be taxable on its share (as determined in accordance with the governing instruments of the Master Portfolio) of such Master Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

             It is expected that each Master Series will be managed so that each investment company that invests all of its assets in a Master Series will qualify as a "regulated investment company" under the Code.

             As of December 15, 1995, the Asset Allocation Fund and U.S. Treasury Allocation Fund of Stagecoach Inc., 111 Center Street, Little Rock, Arkansas 72201, owned approximately 100% of the voting securities of the Asset Allocation Master Series and approximately 100% of the voting securities of the U.S. Treasury Allocation Master Series, respectively, and each Fund could be considered a controlling person of the corresponding Master Series for purposes of the 1940 Act.

Item 7.  Purchase of Securities.

             Beneficial interests in the Master Series are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Series may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the Securities Act of 1933, as amended. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the Securities Act of 1933, as amended.


             Shares of each Master Series are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Net asset value per share for each Master Series is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York Time), on each day the New York Stock Exchange is open for business (a "Business Day"). Net asset value per share is computed by dividing the value of the Master Series' net assets (i.e., the value of its assets less liabilities) by the total number of shares of such Master Series outstanding. The Master Series' investments are valued each Business Day generally by using available market quotations or at fair value determined in good faith by the Master Portfolio's Board of Trustees. For further information regarding the methods employed in valuing each Master Series' investments, see Item 19, "Purchase, Redemption and Pricing of Securities," in Part B.

Item 8.  Redemption or Repurchase.

             An investor in the Master Portfolio may withdraw all or any portion of its investment on any Business Day at the net asset value next determined after a withdrawal request in proper form is furnished by the investor to the Transfer Agent. When a request is received in proper form, the Master Portfolio will redeem the shares at the next determined net asset value.

             The Master Portfolio will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. Investments in a Master Series may not be transferred.

             The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

Item 9.  Pending Legal Proceedings.

             Not applicable.

                                    APPENDIX

PORTFOLIO SECURITIES.

             To the extent set forth in this offering document, each Master Series may invest in the securities described below.

U.S. GOVERNMENT OBLIGATIONS -- The Asset Allocation Master Series and the U.S. Treasury Allocation Master Series may invest in various types of U.S. Government obligations with remaining maturities of up to one year. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- Each Master Series, through its investment in money market instruments, may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Master Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Master Series' assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

BANK OBLIGATIONS -- Each Master Series may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Master Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

             Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

             Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Master Series will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

             Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS -- Each Master Series may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Master Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by WFNIA to be of comparable quality to those rated obligations which may be purchased by such Fund.

REPURCHASE AGREEMENTS -- Each Master Series may enter into repurchase agreements, which involve the acquisition by a Master Series of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Master Series' obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Master Portfolio's custodian or sub-custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Master Series under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Master Series. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Master Series enters into repurchase agreements only with federally regulated or insured banks or primary government securities dealers reporting to the Federal Reserve Bank of New York or, under certain circumstances, banks with total assets in excess of $5 billion or domestic broker/dealers with total equity capital in excess of $100 million. The Master Series enters into repurchase agreements only with respect to securities of the type in which such Master Series may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased should decrease below resale price. BGFA monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Master Series in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by a Master Series may be delayed or limited. Each Master Series considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

UNREGISTERED NOTES -- Each Master Series may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, as amended, provided such investments are consistent with such Master Series' investment objective.

FLOATING- AND VARIABLE-RATE OBLIGATIONS -- Each Master Series may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes which are obligations that permit a Master Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Master Series may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Master Series may invest. BGFA, on behalf of each Master Series, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Master Series' portfolio. No Master Series will invest more than 15% of the value of its net assets in floating- or variable-rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other illiquid securities.

PARTICIPATION INTERESTS -- Each Master Series may purchase from financial institutions participation interests in securities in which such Master Series may invest. A participation interest gives the Master Series an undivided interest in the security in the proportion that the Master Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable-rates of interest. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Master Series, the participation interest is backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government obligations, or, in the case of unrated participation interests, BGFA must have determined that the instrument is of comparable quality to those instruments in which such Master Series may invest. Prior to a Master Series' purchase of any such instrument backed by a letter of credit or guarantee of a bank, BGFA evaluates the creditworthiness of the bank, considering all factors which it deems relevant, which generally may include review of the bank's cash flow; level of short-term debt; leverage; capitalization; the quality and depth of management; profitability; return on assets; and economic factors relative to the banking industry. For certain participation interests, the Master Series has the right to demand payment, on not more than seven days' notice, for all or any part of the Master Series' participation interest in the security, plus accrued interest. As to these instruments, each Master Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

MORTGAGE-RELATED SECURITIES -- Each Master Series may enter into repurchase agreements with respect to mortgage-related securities ("MBSs"), representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates).

             GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. As such, GNMA obligations are general obligations of the United States and are backed by the full faith and credit of the federal government. MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the United States. FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. FHLMC MBSs include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC may, under certain circumstances, remit the payment of principal at any time after default, but in no event later than one year after the guarantee becomes payable.

ILLIQUID SECURITIES -- Each Master Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating- and variable-rate demand obligations as to which the Master Series cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, for certain of these securities held by a Master Series, such Master Series intends to treat such securities as liquid securities in accordance with procedures approved by the Master Portfolio's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Master Portfolio's Board of Trustees has directed WFNIA to monitor carefully each Master Series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that qualified institutional buyers may periodically cease purchasing such restricted securities pursuant to Rule 144A, a Master Series' investing in such securities may have the effect of increasing the level of liquidity in such Master Series' portfolio during such period.

INVESTMENT COMPANY SECURITIES -- Each Master Series may invest in securities issued by other investment companies which principally invest in securities of the type in which such Master Series invests. Under the 1940 Act, a Master Series' investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Series' net assets with respect to any one investment company and (iii) 10% of such Master Series' net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses and the investment adviser will waive its advisory fees for that portion of the Master Series' assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

INVESTMENT TECHNIQUES.

FUTURES TRANSACTIONS -- IN GENERAL -- None of the Master Series will be a commodity pool. To the extent permitted by applicable regulations, each Master Series is permitted to use futures as a substitute for a comparable market position in the underlying securities.

             A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. Futures contracts are traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are, however, subject to market risk (i.e., exposure to adverse price changes).

             Each of the Master Series' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, a Master Series may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Master Series' assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the- money amount may be excluded in calculating the 5%. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Master Series may be required to segregate cash or high quality money market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

             Initially, when purchasing or selling futures contracts a Master Series will be required to deposit with the Master Portfolio's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Master Series upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Master Series may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate its existing position in the contract.

             Although each of the Master Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant Master Series to substantial losses. If it is not possible, or a Master Series determines not, to close a futures position in anticipation of adverse price movements, such Master Series will be required to make daily cash payments of variation margin.

             An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES -- (Asset Allocation Master Series) The Asset Allocation Master Series may purchase and sell stock index futures contracts and options on stock index futures contracts.

             A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, the Asset Allocation Master Series intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS -- Each Master Series may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities.

             Each Master Series also may sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Series' portfolio securities which are the subject of the transaction.

INTEREST RATE AND INDEX SWAPS -- Each Master Series may enter into interest rate swaps and the Asset Allocation Master Series may enter into index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Master Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Master Series with another party of cash flows based upon the performance of an index or a portion of an index which usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies.

             Each Master Series usually will enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Series receiving or paying, as the case may be, only the net amount of the two payments. If a Master Series enters into a swap, it would maintain a segregated account on a gross basis unless the contract provided otherwise. If there is a default by the other party to such a transaction, the Master Series will have contractual remedies pursuant to the agreements related to the transaction.

             The use of interest rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Master Series. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Master Series is contractually obligated to make. If the other party to a swap defaults, the relevant Master Series' risk of loss consists of the net amount of payments that such Master Series contractually is entitled to receive. No Master Series will invest more than 15% of the value of its net assets in swaps that are illiquid, and in other illiquid securities.

LENDING PORTFOLIO SECURITIES -- From time to time, each Master Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of the relevant Master Series' total assets. In connection with such loans, each Master Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Master Series can increase its income through the investment of such collateral. Each Master Series continues to be entitled to payments in amounts equal to the dividends, interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Master Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Master Series.

FORWARD COMMITMENTS -- Each Master Series may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Master Series will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Master Series may sell these securities before the settlement date if it is deemed advisable. The Master Series will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

             Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Master Series' portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Master Series to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Master Series consisting of cash or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Master Portfolio's custodian bank. Purchasing securities on a forward commitment basis when a Master Series is fully or almost fully invested may result in greater potential fluctuation in the value of such Master Series' net assets and its net asset value per share.

BORROWING MONEY -- As a fundamental policy, the Asset Allocation Master Series and the U.S. Treasury Allocation Master Series may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists).

                          MASTER INVESTMENT PORTFOLIO
                              INDEX MASTER SERIES

                          S&P 500 INDEX MASTER SERIES
                            BOND INDEX MASTER SERIES

                                     PART A

                                January 2, 1996

Responses to Items 1 through 3 have been omitted pursuant to paragraph 4 of Instruction F of the General Instructions to Form N-1A.

Item 4.  General Description of Registrant.

GENERAL. Master Investment Portfolio (the "Master Portfolio") is an open-end, management investment company, organized on October 21, 1993 as a business trust under the laws of the State of Delaware. The Master Portfolio is a "series fund," which is a mutual fund divided into separate portfolios. By this offering document, the Master Portfolio is offering two diversified portfolios (each, a "Master Series"). Each Master Series is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes and a shareholder of one Master Series is not deemed to be a shareholder of the other Master Series. As described below, for certain matters Master Portfolio shareholders vote together as a group; as to others they vote separately by Master Series. The Master Portfolio has established nine other series which will be offered pursuant to other offering documents. From time to time, other series may be established and sold pursuant to other offering documents.

      BZW Barclays Global Fund Advisors ("BGFA") serves as investment adviser to each Master Series. Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank") served as each Master Series' investment adviser and Wells Fargo Nikko Investment Advisors ("WFNIA") served as each Master Series' sub-investment adviser. The Master Series do not currently retain a sub-adviser.

      BGFA was created by the reorganization of WFNIA with and into an affiliate of Wells Fargo Institutional Trust Company ("WFITC"). BGFA is now a subsidiary of WFITC which, effective January 1, 1996, changed its name to BZW Barclays Global Investors, N.A. ("BGI").

      Beneficial interests in each Master Series are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in a Master Series may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

INVESTMENT OBJECTIVES.

      o The S&P 500 INDEX MASTER SERIES seeks to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index.

      o The BOND INDEX MASTER SERIES seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Government/Corporate Bond Index.

      Each Master Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Master Series' outstanding voting securities. The differences in objectives and policies among the Master Series determine the types of portfolio securities in which each Master Series invests and can be expected to affect the degree of risk to which each Master Series is subject and the yield or return of each Master Series. There can be no assurance that the investment objective of each Master Series will be achieved.

MANAGEMENT POLICIES.

Each of the S&P 500 Index Master Series and Bond Index Master Series seeks to replicate the investment results of its respective Index, as set forth below:

             o The S&P 500 INDEX MASTER SERIES seeks to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The percentage of the S&P 500 Index Master Series' assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index.

             o The BOND INDEX MASTER SERIES seeks to replicate the total return performance of the Lehman Brothers Government/Corporate Bond Index, which is composed of approximately 5,000 fixed-income securities, including U.S. Government securities and investment grade corporate bonds, each with an outstanding market value of at least $25 million and remaining maturity of greater than one year. The Bond Index Master Series invests in a sample of these securities. It invests at least 65% of its total assets in bonds and debentures. Securities are selected for investment by the Bond Index Master Series in accordance with their relative proportion of the Lehman Brothers Government/Corporate Bond Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors, as described below.

             No attempt is made to manage the portfolio of each Master Series using economic, financial and market analysis. Each Master Series is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of its respective benchmark Index. Under normal market conditions, at least 90% of the value of a Master Series' total assets is invested in securities comprising such Master Series' Index. Each Master Series attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of such Master Series' benchmark Index. Perfect (100%) correlation would be achieved if the total return of a Master Series' net assets increased or decreased exactly as the total return of such Master Series' benchmark Index increased or decreased. A Master Series' ability to match its investment performance to the investment performance of its respective benchmark Index may be affected by: the Master Series' expenses; the amount of cash and cash equivalents held in the Master Series' portfolio; the manner in which the total return of the Master Series' benchmark Index is calculated; the size of the Master Series' portfolio; and the timing, frequency and size of shareholder purchases and redemptions. Each Master Series uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising such Master Series' benchmark Index. BGFA regularly monitors each Master Series' correlation to its respective benchmark Index and adjusts the portfolio of an Index Master Series to the extent necessary to enable such Master Series to achieve a correlation of at least 95% with its respective Index. Inclusion of a security in an Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. In the future, subject to the approval of the relevant Master Series' shareholders, one or more indices for an Index Master Series may be selected if such standard of comparison is deemed to be more representative of the performance of the securities such Master Series seeks to replicate. None of the Master Series is sponsored, endorsed, sold or promoted by the sponsor of its respective Index.

             The Bond Index Master Series will not hold all of the issues that comprise its respective Index because of the costs involved and the illiquidity of certain of the securities which comprise such Index. Instead, the Bond Index Master Series attempts to hold a representative sample of the securities in its respective Index so that, in the aggregate, the investment characteristics of its portfolio resemble those of its respective Index. The Bond Index Master Series uses a statistical process known as "sampling" to construct a mix of assets in its portfolio. This process is used with respect to the Bond Index Master Series initially to select issues to represent entire "classes" or types of fixed-income securities in the Index. At the broadest level, the Bond Index Master Series seeks to hold securities reflecting the two major classes of fixed-income securities in the Lehman Brothers Government/Corporate Bond Index -- U.S. Government securities and investment grade corporate debt securities. Such classes are delineated further according to credit quality, issuer sector, term to maturity, coupon rates and callability. The sampling techniques utilized by these Master Series are expected to be an effective means of substantially duplicating the investment performance of the respective Index; however, no Master Series is expected to track its benchmark Index with the same degree of accuracy that complete replication of such Index would have provided. Over time, the portfolio composition of this Master Series may be altered (or "rebalanced") to reflect changes in the characteristics of the respective Index.

             In seeking to replicate the performance of its respective Index, each Master Series also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. See "Risk Factors" below, and

"Appendix -- Investment Techniques." Each Master Series attempts to be fully invested at all times in securities comprising such Master Series' Index and in futures and options. When a Master Series has uninvested cash, it may invest in money market instruments.

CERTAIN FUNDAMENTAL POLICIES. Each Master Series may (i) borrow money to the extent permitted under the 1940 Act, except that the Bond Index Master Series may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and except that the S&P 500 Index Master Series may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions. For purposes of this investment restriction, a Master Series' entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes, shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Series; (ii) invest up to 5% of its total assets in the obligations of any single issuer, except that up to 25% of the value of the total assets of such Master Series may be and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in the securities of issuers in a particular industry or group of closely related industries, subject to certain exceptions specified in Part B, including that there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Master Series without approval by the holders of a majority (as defined in the 1940
Act) of such Master Series' outstanding voting securities. See Item 13, "Investment Objectives and Management Policies -- Investment Restrictions," in Part B.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES. Each Master Series may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of its investments in all such companies to exceed 5% of the value of its total assets unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing, if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and
(iii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See Item 13, "Investment Objectives and Management Policies -- Investment Restrictions," in Part B.

RISK FACTORS.

GENERAL -- The net asset value per share of each Master Series is not fixed and should be expected to fluctuate.

INVESTMENT TECHNIQUES -- Each Master Series may engage in various investment techniques the use of which involves risk. See "Appendix--Investment Techniques." Using these techniques may affect the degree to which a Master Series' net asset value fluctuates.

EQUITY SECURITIES -- (S&P 500 Index Master Series) Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of a Master Series' portfolio securities will result in changes in the value of such Master Series' shares and thus the Master Series' yield and total return to investors.

FIXED-INCOME SECURITIES -- (Bond Index Master Series) Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain securities that may be purchased by the Bond Index Master Series, such as those rated "Baa" by Moody's and "BBB" by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security included in the Lehman Brothers Government/Corporate Bond Index is downgraded to a rating below investment grade, such security will be deleted from the Index at the end of the calendar month in which the downgrading occurred and, accordingly, will be sold by the Bond Index Master Series at that time or shortly thereafter. See "Appendix" in Part B.

FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. See "Appendix -- Portfolio Securities -- Bank Obligations."

             Because evidences of ownership of such securities usually are held outside the United States, each Master Series may be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuers, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

             Since foreign securities often are purchased by a Master Series with, and payable in, currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs generally will be incurred when an Master Series changes investments from one country to another.

             Furthermore, some of these securities may be subject to brokerage or stamp taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Master Series from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Master Series will reduce its net income available for distribution to its shareholders.

             OTHER INVESTMENT CONSIDERATIONS -- Indexing strategies are employed by BGFA and for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by the Master Series and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by the investment adviser. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Master Series or the price paid or received by such Master Series.

Item 5.  Management of the Master Portfolio.

INVESTMENT ADVISER -- Pursuant to separate investment advisory contracts (the "BGFA Advisory Contracts") dated January 1, 1996, BGFA serves as investment adviser to each Master Series. The BGFA Advisory contracts are identical in all material respects, other than the identity of the parties, to the investment advisory contracts with Wells Fargo Bank, the prior investment adviser to each Master Series. The investment advisory contracts with Wells Fargo Bank and the sub-advisory contracts with WFNIA terminated as of January 1, 1996. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, CA 94105. As of January 1, 1996, BGFA and its affiliates provide investment advisory services for over $220 billion of assets under management.


             The BGFA Advisory Contracts provide that BGFA shall furnish to each Master Series investment guidance and policy direction in connection with the daily portfolio management of such Master Series, subject to the supervision of the Master Portfolio's board of Trustees and in conformity with Delaware law and the stated policies of each Master Series. Pursuant to the BGFA Advisory Contracts, BGFA furnishes to the Board of Trustees of the Master Portfolio periodic reports on the investment strategy and performance of each Master Series.

BGFA will continue to employ substantially the same WFNIA investment professionals that previously managed the investment portfolio of each Master Series.

             BGFA is entitled to receive monthly fees at the annual rate of 0.08% and 0.05% of the average daily net assets of the Bond Index and S & P 500 Index Master Series, respectively, as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of a Master Series and, accordingly, have a favorable impact on the return and yield of such Master Series.

             BGFA may deal, trade and invest for its own account in the types of securities in which the Master Series may invest. BGFA has informed the Master Portfolio that in making its investment decisions it does not obtain or use material inside information in its possession.

             Prior to January 1, 1996, Wells Fargo Bank, N.A., a wholly owned subsidiary of Wells Fargo & Company located at 420 Montgomery Street, San Francisco, California 94105, served as each Master Series' investment adviser. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of January 1, 1996, Wells Fargo Bank provides investment advisory services for approximately $33 billion of assets under management. Pursuant to an Investment Advisory Agreement with the Master Portfolio, Wells Fargo Bank provided investment guidance and policy direction in connection with the management of each Master Series' assets, subject to the supervision of the Master Portfolio's Board of Trustees and in conformity with Delaware law and the stated policies of such Master Series.

             Prior to January 1, 1996, Wells Fargo Bank engaged Wells Fargo Nikko Investment Advisors, located at 45 Fremont Street, San Francisco, California 94105, to provide sub-investment advisory services to each Master Series. WFNIA was a general partnership, which was dissolved on December 31, 1995, owned 50% by a wholly owned subsidiary of Wells Fargo Bank and 50% by a subsidiary of The Nikko Securities Co., Ltd. Pursuant to a Sub-Investment Advisory Agreement, WFNIA, subject to the supervision and approval of Wells Fargo Bank, provides investment advisory assistance and the day-to-day management of each Master Series' assets, subject to the overall authority of the Master Portfolio's Board of Trustees and in conformity with Delaware law and the stated policies of such Master Series.

             For the fiscal year ended February 28, 1995, Wells Fargo Bank was paid monthly fees at the annual rate of 0.05% and 0.08% of the average daily net assets of the S&P 500 Index Master Series and Bond Index Master Series, respectively, for its services as investment adviser to such Master Series. During the same period WFNIA was paid by Wells Fargo Bank sub-advisory fees at the annual rate of 0.04% and 0.07% of the average daily net assets of the S&P 500 Index Master Series and Bond Index Master Series, respectively.

             As Investment Adviser, Wells Fargo Bank was permitted to deal, trade and invest for its own account in the types of securities in which the Bond Index and S&P 500 Index Master Series invested and may have had deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Series. Wells Fargo Bank informed the Master

Portfolio that in making its investment decisions it does not obtain or use material inside information in its possession.

Under the terms of the prior Investment Advisory Agreement, the Master Portfolio was contractually obligated to pay Wells Fargo Bank a monthly fee on behalf of each Master Series at the annual rate of 0.08% and 0.05% of the average daily net assets of the Bond Index and S&P 500 Index Master Series, respectively. Wells Fargo Bank was contractually obligated to pay WFNIA a monthly fee at the annual rate of 0.07% and 0.04% of the average daily net assets of the Bond Index and S&P 500 Index Master Series, respectively.

ADMINISTRATOR AND PLACEMENT AGENT -- Stephens Inc. ("Stephens"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as the Master Portfolio's administrator pursuant to an Administration Agreement with the Master Portfolio. Under the Administration Agreement, Stephens provides general supervision of the operation of the Master Portfolio and the Master Series, other than the provision of investment advice, subject to the overall authority of the Master Portfolio's Board of Trustees. The administrative services provided to the Master Series also include coordination of the other services provided to the Master Series, compilation of information for reports to the Securities and Exchange Commission and state securities commissions, preparation of proxy statements and interestholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Master Portfolio's Board of Trustees and officers. Stephens also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates the Master Portfolio's Trustees, officers and employees who are affiliated with Stephens. Stephens is not entitled to compensation for providing administrative services to a Master Series so long as Stephens receives fees for providing similar services to a fund of another registered investment company that invests all of its assets in the Master Series. Stephens also serves as placement agent for each Master Series' shares.

             Stephens is a full service broker/dealer and investment advisory firm. Stephens and its predecessor have been providing securities and investment services for more than 50 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.


CUSTODIAN AND TRANSFER AGENT. BGI serves as custodian to each Master Series and is located at 45 Fremont Street, San Francisco, California 94105. BGI is a wholly-owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc.) and is also an indirect subsidiary of Barclays. Prior to January 1, 1996, BGI was known as Wells Fargo Institutional Trust Company, N.A. ("WFITC") and WFNIA and Wells Fargo & Company together held 100% of WFITC's outstanding voting securities. Wells Fargo Bank is the Master Portfolio's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Wells Fargo Bank performs transfer agency services at 525 Market Street, San Francisco, California 94105.


EXPENSES. All expenses incurred in the operation of the Master Portfolio are borne by the Master Portfolio, except to the extent specifically assumed by BGFA (or, prior to January 1,

1996, by Wells Fargo Bank) and Stephens. Expenses attributable to a particular Master Series are charged against the assets of that Master Series; other expenses of the Master Portfolio are allocated among the Master Series on the basis determined by the Board of Trustees, including, but not limited to, proportionately in relation to the net assets of each Master Series.

             An investor in Master Series will bear such Master Series' transaction costs incurred in buying and selling securities and engaging in certain investment techniques to effect a purchase or redemption (including through an exchange from another Master Series) of such Master Series' shares by the investor. These transaction costs may include: (1) brokerage commissions; (2) market impact costs (i.e., the increase in market prices which may result if Master Series purchases thinly traded stocks); and (3) the effect of any "bid-ask" spread in the relevant securities market.

Item 6.  Capital Stock and Other Securities.

             The Master Portfolio is organized as a trust under the laws of the State of Delaware. Investors in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Portfolio itself was unable to meet its obligations.

             To date, the Board of Trustees has authorized the creation of fourteen separate series. All consideration received by the Master Portfolio for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Master Portfolio) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Master Portfolio has the ability to create, from time to time, new series without shareholder approval.

      MASTER SERIES SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. MASTER SERIES SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. EACH MASTER SERIES' SHARE PRICE AND INVESTMENT RETURN FLUCTUATE AND ARE NOT GUARANTEED.

             Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Master Portfolio to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Master Portfolio to hold a special meeting of shareholders for purposes of removing a Trustee from office. Master Portfolio shareholders may remove a Trustee by the affirmative vote of a majority of the Master Portfolio's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders. Investments in a Master Series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value.

             Under the Master Portfolio's anticipated method of operation as a partnership, each Master Series will not be subject to any income tax. However, each investor in a Master Series will be taxable on its share (as determined in accordance with the governing instruments of the Master Portfolio) of such Master Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

             It is expected that each Master Series will be managed so that each investment company that invests all of its assets in a Master Series will qualify as a "regulated investment company" under the Code.

             As of December 15, 1995, the S&P 500 Stock Fund of Stagecoach Inc., 111 Center Street, Little Rock, Arkansas 72201, owned approximately 94.0% of the voting securities of the S&P 500 Master Series. As of December 15, 1995, the Bond Index Fund of Stagecoach Inc., Bradley Trust and Bradley via Partition Trust, 1000 N. Water Street, 11th Floor, Milwaukee, WI 53202, each owned approximately 37.0%, 31.0% and 31.0%, respectively, of the voting securities of the Bond Index Master Series. As such, the Fund, Bradley Trust and Bradley via Partition Trust could each be considered a controlling person of the corresponding Master Series for purposes of the 1940 Act.

Item 7.  Purchase of Securities.

             Beneficial interests in the Master Series are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Series may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the Securities Act of 1933, as amended. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the Securities Act of 1933, as amended.

             Shares of each Master Series are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Net asset value per share for each Master Series is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern Standard Time), on each day the New York Stock Exchange is open for business (a "Business Day"). Net asset value per share is computed by dividing the value of the Master Series' net assets (i.e., the value of its assets less liabilities) by the total number of shares of such Master Series outstanding. The Master Series' investments are valued each Business Day generally by using available market quotations or at fair value determined in good faith by the Master Portfolio's Board of Trustees. For further information regarding the methods employed in valuing each Master Series' investments, see Item 19, "Purchase, Redemption and Pricing of Securities," in Part B.

Item 8.  Redemption or Repurchase.

             An investor in the Master Portfolio may withdraw all or any portion of its investment on any Business Day at the net asset value next determined after a withdrawal request in proper form is furnished by the investor to the Transfer Agent. When a request is received in proper form, the Master Portfolio will redeem the shares at the next determined net asset value.

             The Master Portfolio will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. Investments in a Master Series may not be transferred.

             The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

Item 9.  Pending Legal Proceedings.

             Not applicable.

                                    APPENDIX

PORTFOLIO SECURITIES.

             To the extent set forth in this offering document, each Master Series may invest in the securities described below.

U.S. GOVERNMENT OBLIGATIONS -- Each Master Series may invest in various types of U.S. Government obligations with remaining maturities of up to one year. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government- sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government- sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- Each Master Series, through its investment in money market instruments, may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Master Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Master Series' assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

BANK OBLIGATIONS -- Each Master Series may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Master Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

             Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

             Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Master Series will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

             Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS -- Each Master Series may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Master Series will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by WFNIA to be of comparable quality to those rated obligations which may be purchased by such Fund.

REPURCHASE AGREEMENTS -- Each Master Series may enter into repurchase agreements, which involve the acquisition by a Master Series of an underlying debt instrument, subject to the seller's obligation to repurchase, and such Master Series' obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Master Portfolio's custodian or sub-custodian has custody of, and holds in a segregated account, securities acquired as collateral by a Master Series under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Master Series. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Master Series enters into repurchase agreements only with federally regulated or insured banks or primary government securities dealers reporting to the Federal Reserve Bank of New York or, under certain circumstances, banks with total assets in excess of $5 billion or domestic broker/dealers with total equity capital in excess of $100 million. The Master Series enters into repurchase agreements only with respect to securities of the type in which such Master Series may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Master Series in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by a Master Series may be delayed or limited. Each Master Series considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

UNREGISTERED NOTES -- Each Master Series may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, as amended, provided such investments are consistent with such Master Series' investment objective.

FLOATING- AND VARIABLE-RATE OBLIGATIONS -- Each Master Series may purchase floating and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable- rate demand notes include master demand notes which are obligations that permit a Master Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Master Series may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Master Series may invest. BGFA, on behalf of each Master Series, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Master Series' portfolio. No Master Series will invest more than 15% of the value of its net assets in floating- or variable-rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other illiquid securities.

PARTICIPATION INTERESTS -- Each Master Series may purchase from financial institutions participation interests in securities in which such Master Series may invest. A participation interest gives the Master Series an undivided interest in the security in the proportion that the Master Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable-rates of interest. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Master Series, the participation interest is backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, BGFA must have determined that the instrument is of comparable quality to those instruments in which such Master Series may invest. Prior to a Master Series' purchase of any such instrument backed by a letter of credit or guarantee of a bank, BGFA evaluates the creditworthiness of the bank, considering all factors which it deems relevant, which generally may include review of the bank's cash flow; level of short-term debt; leverage; capitalization; the quality and depth of management; profitability; return on assets; and economic factors relative to the banking industry. For certain participation interests, the Master Series has the right to demand payment, on not more than seven days' notice, for all or any part of the Master Series' participation interest in the security, plus accrued interest. As to these instruments, each Master Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

MORTGAGE-RELATED SECURITIES--Each Master Series may enter into repurchase agreements with respect to mortgage-related securities ("MBSs"), representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates).

             GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. As such, GNMA obligations are general obligations of the United States and are backed by the full faith and credit of the federal government. MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the United States. FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. FHLMC MBSs include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC may, under certain circumstances, remit the payment of principal at any time after default, but in no event later than one year after the guarantee becomes payable.

ILLIQUID SECURITIES -- Each Master Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating and variable-rate demand obligations as to which the Master Series cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, for certain of these securities held by a Master Series, such Master Series intends to treat such securities as liquid securities in accordance with procedures approved by the Master Portfolio's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Master Portfolio's Board of Trustees has directed BGFA to monitor carefully each Master Series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, a Master Series' investing in such securities may have the effect of increasing the level of illiquidity in such Master Series' portfolio during such period.

INVESTMENT COMPANY SECURITIES -- Each Master Series may invest in securities issued by other investment companies which principally invest in securities of the type in which such Master Series invests. Under the 1940 Act, a Master Series' investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Series' net assets with respect to any one investment company and (iii) 10% of such Master Series' net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses and the investment adviser will waive its advisory fees for that portion of the Master Series' assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

RATINGS -- The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.

Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BGFA also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Master Series will rely on BZW Fund Advisor's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BGFA will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. See Item 4, "Description of Registrant -- Risk Factors -- Fixed-Income Securities."

INVESTMENT TECHNIQUES.

FUTURES TRANSACTIONS -- IN GENERAL -- None of the Master Series will be a commodity pool. To the extent permitted by applicable regulations, each Master Series is permitted to use futures as a substitute for a comparable market position in the underlying securities.

             A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. Futures contracts are traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are, however, subject to market risk (i.e., exposure to adverse price changes).

             Each Master Series may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, with respect to the International Stock Index Master Series, to the extent permitted under applicable law, on exchanges located outside the United States, such as the London International Financial Futures Exchange, the Deutscher Aktienindex and the Sydney Futures Exchange Limited. See Item 4, "General Description of Registrant -- Risk Factors -- Foreign Futures Transactions."

             Each Master Series' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. In addition, a Master Series may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Master Series' assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in- the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, an Master Series may be required to segregate cash or high quality money market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

             Initially, when purchasing or selling futures contracts each Master Series will be required to deposit with the Master Portfolio's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Master Series upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Master Series may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

             Although each Master Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant Master Series to substantial losses. If it is not possible, or the Master Series determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin.

             An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES -- (S&P 500 Index Master Series) The S&P 500 Index Master Series may purchase and sell stock index futures contracts and options on stock index futures contracts.

             A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, the S&P 500 Index Master Series intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS -- (Bond Index Master Series) The Bond Index Master Series may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities.

             The Bond Index Master Series also may sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Series' portfolio securities which are the subject of the transaction.

INTEREST RATE AND INDEX SWAPS -- Each Master Series may enter into index swaps, and the Bond Index Master Series may enter into interest rate swaps, in pursuit of its investment objective. Interest rate swaps involve the exchange by the Bond Index Master Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Master Series with another party of cash flows based upon the performance of an index or a portion of an index which usually includes dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies.

             Each Master Series usually will enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Series receiving or paying, as the case may be, only the net amount of the two payments. If a Master Series enters into a swap, it would maintain a segregated account on a gross basis unless the contract provided otherwise. If there is a default by the other party to such a transaction, the Master Series will have contractual remedies pursuant to the agreements related to the transaction.

             The use of interest rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Master Series. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that an Index Fund is contractually obligated to make. If the other party to a swap defaults, the relevant Master Series' risk of loss consists of the net amount of payments that such Master Series contractually is entitled to receive. No Master Series will invest more than 15% of the value of its net assets in swaps that are illiquid, and in other illiquid securities.

LENDING PORTFOLIO SECURITIES -- From time to time, each Master Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of the relevant Master Series' total assets. In connection with such loans, each Master Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Master Series can increase its income through the investment of such collateral. Each Master Series continues to be entitled to payments in amounts equal to the dividends, interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Master Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Master Series.

FORWARD COMMITMENTS -- Each Master Series may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Master Series will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Master Series may sell these securities before the settlement date if it is deemed advisable. The Master Series will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

             Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Master Series' portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Master Series to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Master Series consisting of cash or U.S. Government obligations or other high quality liquid debt securities in an amount at least equal at all times to the amount of the when-issued or forward commitments is established and maintained at the Master Portfolio's custodian bank. Purchasing securities on a forward commitment basis when a Master Series is fully or almost fully invested may result in greater potential fluctuation in the value of such Master Series' net assets and its net asset value per share.

BORROWING MONEY -- As a fundamental policy, the Bond Index Master Series may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). The S&P 500 Stock Master Series may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists).

                          MASTER INVESTMENT PORTFOLIO
                           LIFEPATH(TM) MASTER SERIES

                          LIFEPATH 2000 MASTER SERIES
                          LIFEPATH 2010 MASTER SERIES
                          LIFEPATH 2020 MASTER SERIES
                          LIFEPATH 2030 MASTER SERIES
                          LIFEPATH 2040 MASTER SERIES


                                     PART A

                                January 2, 1996

Responses to Items 1 through 3 have been omitted pursuant to paragraph 4 of Instruction F of the General Instructions to Form N-1A.

Item 4.  General Description of Registrant.

GENERAL. Master Investment Portfolio (the "Master Portfolio") is an open-end, management investment company, organized on October 21, 1993 as a business trust under the laws of the State of Delaware. The Master Portfolio is a "series fund," which is a mutual fund divided into separate portfolios. By this offering document, the Master Portfolio is offering five asset allocation series (the "Master Series" or the "LifePath Master Series"). Each LifePath Master Series is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes and an interestholder of one LifePath Master Series is not deemed to be an interestholder of any other LifePath Master Series. As described below, for certain matters Master Portfolio interestholders vote together as a group; as to others they vote separately by Master Series. The Master Portfolio has established eight other series which are offered pursuant to other offering documents. From time to time, other series may be established and sold pursuant to other offering documents.

             BZW Barclays Global Fund Advisors ("BGFA") serves as investment adviser to each LifePath Master Series. Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank") served as each LifePath Master Series' investment adviser and Wells Fargo Nikko Investment Advisors ("WFNIA") served as each LifePath Master Series' sub-investment adviser. The LifePath Master Series do not currently retain a sub-adviser. BGFA was created by the reorganization of WFNIA with and into Wells Fargo Institutional Trust Company ("WFITC"). BGFA is now a subsidiary of WFITC which, effective January 1, 1996, changed its name to BZW Barclays Global Investors, N.A. ("BGI").

             Beneficial interests in each Master Series are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). Investments in a Master Series may be made only by investment companies or other accredited investors within the meaning of

Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. Organizations or other entities that hold shares of beneficial interest of a Master Series may be referred to herein as "feeder funds."

INVESTMENT OBJECTIVES. Each Master Series seeks to provide long-term investors in a feeder fund with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons. Specifically:

      o LIFEPATH 2000 MASTER SERIES is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

      o LIFEPATH 2010 MASTER SERIES is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

      o LIFEPATH 2020 MASTER SERIES is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

      o LIFEPATH 2030 MASTER SERIES is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

      o LIFEPATH 2040 MASTER SERIES is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

             Each LifePath Master Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of such Master Series' outstanding voting securities. The differences in objectives and policies among the Master Series determine the types of portfolio securities in which each Master Series invests and can be expected to affect the degree of risk to which each Master Series is subject and the yield or return of each Master Series. As with all mutual funds, there can be no assurance that the investment objective of each Master Series will be achieved.

INTRODUCTION. The LifePath 2000 Master Series, LifePath 2010 Master Series, LifePath 2020 Master Series, LifePath 2030 Master Series and LifePath 2040 Master Series follow an asset allocation strategy among three broad investment classes: equity and debt securities of issuers located throughout the world and cash in the form of money market instruments. Each LifePath Master Series differs in the weighting assigned to each such investment class, with the later-dated LifePath Master Series generally bearing more risk than the earlier-dated LifePath Master Series, with the expectation of greater total return. Thus, the investment class weightings of the

LifePath 2040 Master Series initially might be 100%, 0% and 0% among equity securities, debt securities and cash, respectively, while the weightings of the LifePath 2000 Master Series initially might be 25%, 50% and 25%, respectively. Over years, each LifePath Master Series is managed more conservatively, on the premise that individuals investing for retirement desire to reduce investment risk in their retirement accounts as they age. The difference in such investment class weightings is based on the statistically determined risk that such investors, on average, may be willing to accept given their investment time horizons in an effort to maximize assets in anticipation of retirement or for other purposes.

             To manage the LifePath Master Series, BGFA employs a proprietary investment model (the "Model"), developed and previously used by WFNIA, that analyzes extensive financial and economic data, including risk, correlation and expected return statistics, to recommend the portfolio allocation among the investment classes described below. At its simplest, for each point in time, the Model recommends a portfolio allocation designed to maximize total return for each LifePath Master Series based on each such LifePath Master Series' evolving risk profile. As a result, while each LifePath Master Series invests in substantially the same securities within an investment class, the amount of each LifePath Master Series' aggregate assets invested in a particular investment class, and thus in particular securities, differs, but the relative percentage that a particular security comprises within an investment class ordinarily remains substantially the same. As of November 30, 1995, asset allocations in the LifePath Master Series were approximately as follows:


               LifePath 2000         LifePath 2010       LifePath 2020       LifePath 2030       LifePath 2040
               Master Series         Master Series       Master Series       Master Series       Master Series
               --------------        --------------      --------------      --------------      --------------
 Equity            23%                   50%                 68%                 80%                 96%
 ------
 Securities
 ----------

 Debt              54%                   40%                 25%                 15%                  3%
 ----
 Securities
 ----------

 Cash              22%                   10%                  6%                  4%                  1%
 ----


             BGFA may in the future refine the Model, or the financial and economic data analyzed by the Model, in ways that could result in changes to recommended allocations.

             The relative weightings for each LifePath Master Series of the various investment classes are expected to change over time, with the LifePath 2040 Master Series adopting in the 2030s characteristics similar to the LifePath 2000 Master Series today.

MANAGEMENT POLICIES.

             The LifePath Model contains both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Model evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component of the Model, on the other hand, addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes.

             Through the strategic and tactical components the asset allocation strategy contemplates shifts, that may be frequent, among a wide range of U.S. and foreign investments and market sectors. Each LifePath Master Series may invest up to approximately 20% of the value of its total assets in foreign securities that are not publicly traded in the United States. Rather than choosing specific securities, BGFA (and WFNIA before it) selects indices representing segments of the global equity and debt markets and invests to create market exposure to these market segments by purchasing representative samples of securities comprising the indices in an attempt to replicate their performance. From time to time, other indices may be selected in addition to, or as a substitute for, any of the indices listed herein and market exposure may be broadened. Investors will be notified of any such change.

             BGFA has broad latitude in selecting the class of investments and the particular securities within a class in which each LifePath Master Series invests. No LifePath Master Series is managed as a balanced portfolio nor is it required to maintain a portion of its investments in each of its permitted investment categories at all times. Until a LifePath Master Series attains an asset level of approximately $100 to $150 million, BGFA allocates assets across fewer investment categories than it otherwise would. BGFA compares each LifePath Master Series' investments from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Any recommended reallocation is implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected is a primary determinant in the respective LifePath Master Series' investment performance.

             BGFA manages other portfolios that also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary among themselves and from the performance of each LifePath Master Series. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements.

             The LifePath Master Series may invest in up to 17 asset classes, including 10 stock classes, 6 bond classes and a money market class. Each LifePath Master Series invests in the classes of investments described below in the following manner:

EQUITY SECURITIES -- The LifePath Master Series seek U.S. equity market exposure through the following indices of common stock:

      o The S&P/BARRA Value Stock Index (consisting of primarily large-capitalization U.S. stocks with lower-than- average price/book ratios).

      o The S&P/BARRA Growth Stock Index (consisting of primarily large-capitalization U.S. stocks with higher- than-average price/book ratios).

      o The Intermediate Capitalization Value Stock Index (consisting of primarily medium-capitalization U.S. stocks with lower-than-average price/book ratios).

      o The Intermediate Capitalization Growth Stock Index (consisting of primarily medium-capitalization U.S. stocks with higher-than-average price/book ratios).

      o The Intermediate Capitalization Utility Stock Index (consisting of primarily medium-capitalization U.S. utility stocks).

      o The Micro Capitalization Market Index (consisting of primarily small-capitalization U.S. stocks).

      o The Small Capitalization Value Stock Index (consisting of primarily small-capitalization U.S. stocks with lower-than-average price/book ratios).

      o The Small Capitalization Growth Stock Index (consisting of primarily small-capitalization U.S. stocks with higher-than-average price/book ratios).

             The LifePath Master Series seek foreign equity market exposure through the following indices of foreign equity securities:

      o The Morgan Stanley Capital International (MSCI) Japan Index (consisting of primarily large-capitalization Japanese stocks).

      o The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) Ex-Japan Index (consisting of primarily large-capitalization foreign stocks, excluding Japanese stocks).

             In addition, each LifePath Master Series may invest in other common stocks, preferred stocks and convertible securities, including those in the form of American, European and Continental Depositary Receipts, as well as warrants to purchase such securities, and investment company securities. See "Appendix -- Portfolio Securities."

DEBT SECURITIES -- The LifePath Master Series seek U.S. debt market exposure through the following indices of U.S. debt securities:

      o The Lehman Brothers Long-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of at least ten years).

      o The Lehman Brothers Intermediate-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of less than ten years and greater than one year).

      o The Lehman Brothers Long-Term Corporate Bond Index (consisting of all U.S. investment grade corporate bonds with maturities of at least ten years).

      o The Lehman Brothers Intermediate-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of less than ten years and greater than one year).

      o The Lehman Brothers Mortgage-Backed Securities Index (consisting of all fixed-coupon mortgage pass-throughs (issued by the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation with maturities greater than one year).

             The LifePath Master Series seek foreign debt market exposure through the following index of foreign debt securities:

      o The Salomon Brothers Non-U.S. World Government Bond Index (consisting of foreign government bonds with maturities of greater than one year).

             Each U.S. and foreign debt security is expected to be part of an issuance with a minimum outstanding amount at the time of purchase of approximately $50 million and $100 million, respectively. Each security in which a LifePath Master Series invests must be rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by WFNIA. See "Risk Factors--Fixed-Income Securities" below, and "Appendix" in Part B.

MONEY MARKET INSTRUMENTS -- The money market instrument portion of each LifePath Master Series' portfolio generally is invested in high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements. See "Appendix" below for a more complete description of the money market instruments in which each Master Series may invest.

INVESTMENT TECHNIQUES -- Each LifePath Master Series also may lend its portfolio securities and enter into transactions in certain derivatives, each of which involves risk. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The futures contracts and options on futures contracts that each LifePath Master Series may purchase are considered derivatives. Each LifePath Master Series may use some derivatives as part of its short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

             BGFA (as investment adviser to each LifePath Master Series) uses a variety of internal risk management procedures to ensure that derivatives use is consistent with each LifePath Master Series' investment objective, does not expose the LifePath Master Series to undue risks and is closely monitored, including providing periodic reports to the Board of Trustees concerning the use of derivatives. Wells Fargo Bank and WFNIA, the previous investment adviser and sub-adviser, respectively, employed substantially similar internal risk management procedures. Derivatives use also is subject to broadly applicable investment policies. For example, in no case may a LifePath Master Series invest more than 15% of the current value of its assets in "illiquid securities," including derivatives without active secondary markets. Nor may a LifePath Master Series use derivatives to create leverage without establishing adequate "cover" in compliance with Securities and Exchange Commission leverage rules. For more information, see "Risk Factors" below, and "Appendix -- Investment Techniques."

CERTAIN FUNDAMENTAL POLICIES. Each Master Series may (i) borrow money to the extent permitted under the 1940 Act; (ii) invest up to 5% of its total assets in the obligations of any single issuer, except that up to 25% of the value of the total assets of such Master Series may be invested and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in the securities of issuers in a particular industry or group of closely related industries, provided there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Master Series without approval by the holders of a majority (as defined in the 1940 Act) of such Master Series' outstanding voting securities. See Item 13, "Investment Objectives and Management Policies -- Investment Restrictions," in Part B.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES. Each Master Series may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of its investments in all such companies to exceed 5% of the value of its total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (iii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. Although each feeder fund and LifePath Master Series reserves the right to invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, as long as such feeder fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, such feeder fund and LifePath Master Series will comply with the lower limit. Each feeder fund currently is limited to investing up to 10% of the value of its net assets in such securities due to limits applicable in several states. See Item 13, "Investment Objectives and Management Policies -- Investment Restrictions," in Part B.

RISK FACTORS.

GENERAL -- The net asset value per share of each LifePath Master Series is not fixed and should be expected to fluctuate.

INVESTMENT TECHNIQUES -- Each LifePath Master Series may engage in various investment techniques the use of which involves greater risk than that incurred by other funds with similar investment objectives. See "Appendix -- Investment Techniques." Using these techniques may affect the degree to which a LifePath Master Series' net asset value fluctuates.

EQUITY SECURITIES -- Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of a LifePath Master Series' portfolio securities result in changes in the value of such LifePath Master Series' shares and thus the LifePath Master Series' total returns to investors.

             The securities of the smaller companies in which each LifePath Master Series may invest may be subject to more abrupt or erratic market movements than larger, more-established companies, both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

FIXED-INCOME SECURITIES -- Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain securities that may be purchased by the LifePath Master Series, such as those rated Baa by Moody's and BBB by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated Baa by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated BBB by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated BBB by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated BBB by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a LifePath Master Series is downgraded to a rating below investment grade, such Master Series may continue to hold the security until such time as BGFA determines it advantageous for the LifePath Master Series to sell the security. If such a policy would cause a LifePath Master Series to have 5% or more of its net assets invested in securities that have been downgraded below investment grade, the Master Series promptly would seek to dispose of such securities in an orderly manner. See "Appendix -- Portfolio Securities -- Ratings" and "Appendix" in Part B.

FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. See "Appendix -- Portfolio Securities -- Bank Obligations."

             Because evidences of ownership of such securities usually are held outside the United States, each Master Series is subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuers, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

             Since the LifePath Master Series may purchase foreign securities in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs generally are incurred when a LifePath Master Series changes investments from one country to another.

             Furthermore, some of these securities may be subject to brokerage or stamp taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a LifePath Master Series from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Master Series reduce its net income available for distribution to its interestholders.

FOREIGN CURRENCY EXCHANGE -- Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or by the failure to intervene, or by currency controls or political developments in the United States or abroad. The LifePath Master Series intend to engage in foreign currency transactions to maintain the same foreign currency exposure as the relevant foreign securities index through which the LifePath Master Series seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates.

             Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the contract. The forward foreign currency market offers less protection against default than is available when trading currencies on an exchange, since a forward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive the LifePath Master Series of unrealized profits or force such Master Series to cover its commitments for purchase or resale, if any, at the current market price.

FOREIGN FUTURES TRANSACTIONS -- Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and generally is subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. BGFA, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a LifePath Master Series might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a LifePath Master Series to incur losses. Transactions on foreign exchanges may include both futures contracts which are traded on domestic exchanges and those which are not.

OTHER INVESTMENT CONSIDERATIONS -- Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a LifePath Master Series and one or more of these investment companies or accounts, available investments or opportunities for sales are allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a LifePath Master Series or the price paid or received by such LifePath Master Series.

             Under normal market conditions, the portfolio turnover rate for each LifePath Master Series is not expected to exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all of a LifePath Master Series' securities were replaced within one year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to interestholders as ordinary income. Portfolio turnover is not a limiting factor in making investment decisions.

Item 5.  Management of the Portfolio.

INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER --Pursuant to separate investment advisory contracts dated January 1, 1996 (the "BGFA Advisory Contracts"), BGFA serves as investment adviser to each of the LifePath Master Series. The BGFA Advisory Contracts are identical in all material respects, other than the identity of the parties, to the investment advisory contracts with Wells Fargo Bank, the prior investment adviser to each Master Series. The investment advisory contracts with Wells Fargo Bank and the sub-advisory contracts with WFNIA terminated as of January 1, 1996. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, CA 94105. As of January 1, 1996, BGFA and its affiliates provide investment advisory services for over $220 billion of assets under management.


             The BGFA Advisory Contracts provide that BGFA shall furnish to each LifePath Master Series investment guidance and policy direction in connection with the daily portfolio management of such Master Series, subject to the supervision of the Master Portfolio's Board of Trustees and in conformity with Delaware law and the stated policies of each Master Series. Pursuant to the BGFA Advisory Contracts, BGFA furnishes to the Board of Trustees of the Master Portfolio periodic reports on the investment strategy and performance of each LifePath Master Series. BGFA will continue to employ substantially the same WFNIA investment professionals that previously managed the investment portfolio of each Master Series.


             BGFA is entitled to receive monthly fees at the annual rate of 0.55% of the average daily net assets of each LifePath Master Series as compensation for its advisory services. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of a Master Series and, accordingly, have a favorably impact on the return and yield of such Master Series.

             BGFA may deal, trade and invest for its own account in the types of securities in which the Master Series may invest. BGFA has informed the Master Portfolio that in making its investment decisions it does not obtain or use material inside information in its possession.

             Prior to January 1, 1996, Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company located at 420 Montgomery Street, San Francisco, California 94105, was each Master Series' investment adviser. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of January 1, 1996, Wells Fargo Bank provides investment advisory services for approximately $33 billion of assets under management. Pursuant to an Investment Advisory Agreement with the Master Portfolio, Wells Fargo Bank provided investment guidance and policy direction in connection with the management of each Master Series' assets, subject to the supervision of the Master Portfolio's Board of Trustees and in conformity with Delaware law and the stated policies of such Master Series.

             Prior to January 1, 1996, Wells Fargo Bank engaged WFNIA, located at 45 Fremont Street, San Francisco, California 94105, to provide sub-investment advisory services to each

Master Series. WFNIA was a general partnership, which was dissolved on December 31, 1995, owned 50% by a wholly owned subsidiary of Wells Fargo Bank and 50% by a subsidiary of The Nikko Securities Co., Ltd.

             Pursuant to a Sub-Investment Advisory Agreement, WFNIA, subject to the supervision and approval of Wells Fargo Bank, provided investment advisory assistance and the day-to-day management of each Master Series' assets, subject to the overall authority of the Master Portfolio's Board of Trustees and in conformity with Delaware law and the stated policies of such Master Series.

             Under the terms of the prior Investment Advisory Agreement with Wells Fargo Bank, the Master Portfolio was contractually obligated to pay a monthly fee at the annual rate of 0.55% of each LifePath Master Series' average daily net assets. Wells Fargo Bank was contractually obligated to pay WFNIA a monthly fee at the annual rate of 0.40% of each LifePath Master Series' average daily net assets. For the fiscal year ended February 28, 1995, the Master Portfolio paid to Wells Fargo Bank fees of 0.55% of the average daily net assets of each LifePath Master Series as compensation for advisory services to such Master Series. For the same period, Wells Fargo Bank paid fees of 0.40% of the average daily nets assets of each Master Series to WFNIA for its sub-investment advisory services to such Master Series.

ADMINISTRATOR AND PLACEMENT AGENT -- Stephens Inc. ("Stephens"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as the Master Portfolio's administrator pursuant to an Administration Agreement with the Master Portfolio. Under the Administration Agreement, Stephens provides general supervision of the operation of the Master Portfolio and the Master Series, other than the provision of investment advice, subject to the overall authority of the Master Portfolio's Board of Trustees and in accordance with Delaware law. The administrative services provided to the Master Series also include coordination of the other services provided to the Master Series, compilation of information for reports to the Securities and Exchange Commission and state securities commissions, preparation of proxy statements and interestholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Master Portfolio's Board of Trustees and officers. Stephens also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates the Master Portfolio's Trustees, officers and employees who are affiliated with Stephens. Stephens is not entitled to compensation for providing administrative services to a Master Series so long as Stephens receives fees for providing similar services to a fund of another registered investment company that invests all of its assets in the Master Series.

             Stephens also serves as placement agent for each Master Series' shares.

             Stephens is a full service broker/dealer and investment advisory firm. Stephens and its predecessor have been providing securities and investment services for more than 60 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

CUSTODIAN AND TRANSFER AGENT. BGI serves as custodian to each Master Series and is located at 45 Fremont Street, San Francisco, California 94105. BGI is a wholly-owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc.) and is also an indirect subsidiary of Barclays. Prior to January 1, 1996, BGI was known as Wells Fargo Institutional Trust Company, N.A., ("WFITC") and WFNIA and Wells Fargo & Company together held 100% of WFITC's outstanding voting securities. Wells Fargo Bank is the Master Portfolio's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Wells Fargo Bank performs transfer agency services at 525 Market Street, San Francisco, California 94105-1308.


EXPENSES. All expenses incurred in the operation of the Master Portfolio are borne by the Master Portfolio, except to the extent specifically assumed by BGFA and Stephens (or, prior to January 1, 1996, by Wells Fargo Bank). The expenses borne by the Master Portfolio include: organizational costs; brokerage fees and commissions, if any; advisory fees; the compensation of Trustees who are not affiliated with Stephens or BGFA or any of their affiliates; interest charges; fees and expenses of independent accountants and legal counsel; expenses of preparing offering documents for regulatory purposes and for distribution to existing interestholders, interestholders' reports, notices, proxy statements and reports to regulatory agencies; taxes; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; expenses of interestholders' meetings; expenses relating to the issuance, registration and qualification of shares; costs of independent pricing services; and any extraordinary expenses. Expenses attributable to a particular Master Series are charged against the assets of that Master Series; other expenses of the Master Portfolio are allocated among the Master Series on the basis determined by the Board of Trustees, including, but not limited to, proportionately in relation to the net assets of each Master Series.

Item 6.  Capital Stock and Other Securities.

             The Master Portfolio is organized as a trust under the laws of the State of Delaware. Investors in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Master Portfolio itself is unable to meet its obligations.

             To date, the Board of Trustees has authorized the creation of 14 separate series. All consideration received by the Master Portfolio for shares of one of the series and all assets in which such consideration is invested belong to that series (subject only to the rights of creditors of the Master Portfolio) and is subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Master Portfolio has the ability to create, from time to time, new series without interestholder approval.

             Master Series shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other agency. Master Series shares involve certain investment risks, including the possible loss of principal. Each LifePath Master Series' share price and investment return fluctuate and are not guaranteed.

             Unless otherwise required by the 1940 Act, ordinarily it is not necessary for the Master Portfolio to hold annual meetings of interestholders. As a result, interestholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Master Portfolio to hold a special meeting of interestholders for purposes of removing a Trustee from office. Master Portfolio interestholders may remove a Trustee by the affirmative vote of a majority of the Master Portfolio's outstanding voting shares. In addition, the Board of Trustees will call a meeting of interestholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by interestholders. Investments in a Master Series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value.

             Under the Master Portfolio's anticipated method of operation as a partnership, each Master Series is not subject to any income tax. However, each investor in a Master Series is taxable on its share (as determined in accordance with the governing instruments of the Master Portfolio) of such Master Series' ordinary income and capital gain in determining its income tax liability. The determination of such share is made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

             Each Master Series is managed so that each investment company that invests all of its assets in a Master Series qualifies as a "regulated investment company" under the Code.

             As of December 15, 1995 each LifePath Fund owned approximately 100% of the outstanding interests in the corresponding LifePath Master Series and therefore could be considered to be a controlling person of the corresponding LifePath Master Series for purposes of the 1940 Act.


Item 7.  Purchase of Securities.

             Beneficial interests in the Master Series are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Master Series may be made only by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

             Shares of each Master Series are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Net asset value per share for each LifePath Master Series is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., New York time) on each day the NYSE is open for business (a "Business Day"). Net asset value per share is computed by dividing the value of the Master Series' net assets (i.e., the value of its assets less liabilities) by the total number of shares of such Master Series outstanding. The Master Series' investments are valued each Business Day generally by using available market quotations or at fair value determined in good faith by the investment adviser or sub-adviser pursuant to guidelines approved by the Master Portfolio's Board of Trustees. For further information regarding the methods employed in valuing each Master Series' investments, see
Item 19, "Purchase, Redemption and Pricing of Securities," in Part B.

Item 8.  Redemption or Repurchase.

             An investor in the Master Portfolio may withdraw all or any portion of its investment on any Business Day at the net asset value next determined after a withdrawal request in proper form is furnished by the investor to the Transfer Agent. When a request is received in proper form, the Master Portfolio redeems the shares at the next determined net asset value.

             The Master Portfolio makes payment for all shares redeemed within five days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. Investments in a Master Series may not be transferred.

             The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

Item 9.  Pending Legal Proceedings.

             Not applicable.

                                    APPENDIX


PORTFOLIO SECURITIES.

             To the extent set forth in this offering document, each Master Series may invest in the securities described below.

U.S. GOVERNMENT OBLIGATIONS -- U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government- sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- Each Master Series, through its investment in money market instruments, may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Master Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Master Series' assets invested in securities issued by foreign governments varies depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.





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
BANK OBLIGATIONS -- Each Master Series may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Master Series may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

             Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

             Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Master Series will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

             Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS -- Each Master Series may invest in commercial paper, which consists of short-term, unsecured
promissory notes issued to finance short-term credit needs.   The commercial
paper purchased by the LifePath Master Series consists only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by WFNIA to be of comparable quality to those rated obligations which may be purchased by such Master Series.

REPURCHASE AGREEMENTS -- Each Master Series may enter into repurchase agreements, which involve the acquisition by a Master Series of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Master Series to resell, the instrument at a fixed price usually not more than one week after its purchase. The Master Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Master Series under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Master Series entering into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Master Series enters into repurchase agreements only with federally regulated or insured banks or primary government securities dealers reporting to the Federal Reserve Bank of New York or their affiliates, or, under certain circumstances, banks with total assets in excess of $5 billion or domestic broker/dealers with total equity capital in excess of $100 million, with respect to securities of the type in which such Master Series may invest or government securities regardless of their remaining maturities, and requires that additional securities be deposited with it if the value of the securities purchased should decrease below the repurchase price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Master Series in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by a Master Series may be delayed or limited. Each Master Series considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

UNREGISTERED NOTES -- Each Master Series may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with such Master Series' goal. No Master Series invests more than 15% (10% in the case of the Money Market Master Series) of the value of its net assets in Notes and in other illiquid securities.

FLOATING- AND VARIABLE-RATE OBLIGATIONS -- Each Master Series may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes which are obligations that permit a Master Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and each Master Series may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Master Series may invest. BGFA, on behalf of each Master Series, considers on an ongoing basis the creditworthiness of the issuers of illiquid securities including floating- and variable-rate demand obligations in such Master Series' portfolio. No Master Series will invest more than 15% of the value of its net assets in illiquid securities, including floating- or variable-rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations.

PARTICIPATION INTERESTS -- Each Master Series may purchase from financial institutions participation interests in securities in which such Master Series may invest. A participation interest gives the Master Series an undivided interest in the security in the proportion that the Master Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Master Series, the participation interest must be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise must be collateralized by U.S. Government obligations, or, in the case of unrated participation interests, BGFA must have determined that the instrument is of comparable quality to those instruments in which such Master Series may invest. Prior to a Master Series' purchase of any such instrument backed by a letter of credit or guarantee of a bank, BGFA evaluates the creditworthiness of the bank, considering all factors which it deems relevant, which generally may include review of the bank's cash flow, level of short-term debt, leverage, capitalization, the quality and depth of management, profitability, return on assets, and economic factors relative to the banking industry. For certain participation interests, the Master Series has the right to demand payment, on not more than seven days' notice, for all or any part of the Master Series' participation interest in the security, plus accrued interest. As to these instruments, each Master Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

MORTGAGE-RELATED SECURITIES -- Each Master Series may invest in mortgage-related securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such government agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates).

             GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development and, as such, GNMA obligations are obligations of the United States and are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the United States. FNMA is a government-sponsored enterprise which is a private corporation
whose stock trades on the NYSE.   Fannie Maes are guaranteed as to timely
payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely the obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only the ultimate payment of principal under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS -- Each Master Series' assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U. S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each Master Series may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

CONVERTIBLE SECURITIES -- Each Master Series may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

             In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

WARRANTS -- Each Master Series may invest generally up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

ILLIQUID SECURITIES -- Each Master Series may invest up to 15% (10% with respect to the Money Market Master Series) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating- and variable-rate demand obligations as to which the Master Series cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement in more than seven days after notice. Disposing of illiquid securities may involve additional costs and require additional time. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act, for certain of these securities held by a Master Series, such Master Series intends to treat such securities as liquid securities in accordance with procedures approved by the Master Portfolio's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Master Portfolio's Board of Trustees has directed WFNIA to monitor carefully each Master Series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, a Master Series' investing in such securities may have the effect of increasing the level of illiquidity in such Master Series' portfolio during such period.

INVESTMENT COMPANY SECURITIES -- Each Master Series may invest in securities issued by other investment companies which principally invest in securities of the type in which such Master Series invests. Under the 1940 Act, a Master Series' investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Series' net assets with respect to any one investment company and (iii) 10% of such Master Series' net assets in the aggregate. Investments in the securities of other investment companies involve duplication of advisory fees and certain other expenses.

RATINGS -- The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.

Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BGFA also evaluates such obligations and the ability of their issuers to pay interest and principal. Each Master Series relies on BGFA' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BGFA takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. See Item 4, "General Description of Registrant -- Risk Factors -- Fixed-Income Securities."

INVESTMENT TECHNIQUES.

STOCK INDEX OPTIONS -- Each Master Series may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of a Master Series' total assets and the value of options written or purchased may not exceed 10% of the value of a Master Series' total assets.

             The effectiveness of purchasing or writing stock index options depends upon the extent to which price movements in the Master Series' portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Master Series realizes a gain or loss from purchasing or writing stock options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

             When a Master Series writes an option on a stock index, such LifePath Master Series places in a segregated account with the Master Portfolio's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and maintains the account while the option is open or otherwise covers the transaction.

FUTURES TRANSACTIONS -- IN GENERAL -- None of the Master Series is a commodity pool. To the extent permitted by applicable regulations, each Master Series is permitted to use futures as a substitute for a comparable market position in the underlying securities.

             A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. Futures contracts are traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are, however, subject to market risk (i.e., exposure to adverse price changes).

             Each Master Series may trade futures contracts and may purchase and write options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the

International Monetary Market of the Chicago Mercantile Exchange, or, to the extent permitted under applicable law, on exchanges located outside the United States, such as the London International Financial Futures Exchange, the Deutscher Aktienindex and the Sydney Futures Exchange Limited. See Item 4, "General Description of Registrant -- Risk Factors -- Foreign Futures Transactions."

             Each Master Series' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. In addition, a Master Series may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Master Series' assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% liquidation limit. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a LifePath Master Series may be required to segregate cash or high quality money market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

             Initially, when purchasing or selling futures contracts a Master Series is required to deposit with the Portfolio's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded. Members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Master Series upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," are made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the LifePath Master Series may elect to close the position by taking an opposite position, at the then-prevailing price, thereby terminating its existing position in the contract.

             Although each Master Series may purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market exists for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant Master Series to substantial losses. If it is not possible, or the Master Series determines not to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin.

             An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option is accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES -- Each Master Series may purchase and sell stock index futures contracts and options on stock index futures contracts.

             A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Master Series intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS -- Each Master Series may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities.

             Each Master Series also may write options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or concerning the degree of correlation between price movements in the options on interest rate futures and price movements in the LifePath Master Series' portfolio securities which are the subject of the transaction.

INTEREST RATE AND INDEX SWAPS -- Each Master Series may enter into interest rate and index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Master Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Master Series with another party of cash flows based upon the performance of an index or a portion of an index (usually including dividends or income). In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies.

             Each Master Series usually enters into swaps on a net basis. In so doing, only the net difference of the payment obligations is exchanged between the counterparties. If a Master Series enters into a swap, it maintains a segregated account in an amount equivalent to the gross value of its payment obligations unless the contract provides otherwise. If the party to such a transaction defaults on a swap, the Master Series has contractual remedies pursuant to the agreements related to the transaction. In such a case, the Master Series' risk of loss consists of the net amount of payments that the Master Series contractually is entitled to receive.

             The use of interest rate and index swaps is a highly specialized activity which involves investment techniques different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Master Series. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Series is contractually obligated to receive. No Master Series invests more than 15% of the value of its net assets in swaps that are illiquid, and in other illiquid securities.

FOREIGN CURRENCY TRANSACTIONS -- Each Master Series may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation between two parties to exchange a specific currency at a set price on a future date, which must be more than two days from the date of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers.

             Each Master Series may combine forward currency exchange contracts with investments in securities denominated in other currencies.

             Each Master Series also may maintain short positions in forward currency exchange transactions, which would involve the Master Series agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Master Series contracted to receive in the exchange.

LENDING PORTFOLIO SECURITIES -- From time to time, each Master Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed one-third of the value of the relevant Master Series' total assets. In connection with such loans, each Master Series receives collateral consisting of cash, U.S. Government obligations or other high-quality debt instruments. which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Master Series can increase its income through the investment of such collateral. Each Master Series continues to be entitled to payments in amounts equal to the dividends, interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans are terminable at any time upon specified notice. A Master Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Master Series.

FORWARD COMMITMENTS -- Each Master Series may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Master Series makes commitments to purchase such securities only with the intention of actually acquiring the securities, but the Master Series may sell these securities before the settlement date if it is deemed advisable. The Master Series accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

             Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Master Series' portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Master Series to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Master Series consisting of cash, U.S. Government obligations or other high-quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments is established and maintained at the Master Portfolio's custodian bank. Purchasing securities on a forward commitment basis when a Master Series is fully or almost fully invested may result in greater potential fluctuation in the value of such Master Series' net assets and its net asset value per share.

BORROWING MONEY -- As a fundamental policy, each Master Series is permitted to borrow to the extent permitted under the 1940 Act. However, each Master Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Master Series' total assets, such Master Series will not make any investments.

--------------------------------------------------------------------------------


                         MASTER INVESTMENT PORTFOLIO
                           STRUCTURED MASTER SERIES


                        ASSET ALLOCATION MASTER SERIES
                    U.S. TREASURY ALLOCATION MASTER SERIES




                PART B -- STATEMENT OF ADDITIONAL INFORMATION
                               January 2, 1996


--------------------------------------------------------------------------------

Item 10.  Cover Page.


         Master Investment Portfolio ("Master Portfolio") is a registered, open-end, management investment company. The Master Portfolio is a "series fund," which is a mutual fund divided into separate portfolios. This Part B is not a Prospectus and should be read in conjunction with the Master Portfolio's Part A, also dated January 2,1996. All terms used in this Part B that are defined in Part A have the meanings assigned in Part A. A copy of Part A may be obtained without charge by writing Stephens Inc. ("Stephens"), the Master Portfolio's sponsor, administrator and placement agent, at 111 Center Street, Little Rock, Arkansas 72201, or by calling Stephens at (800) 643-9691. The Master Portfolio's Registration Statement may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C.


Item 11.  Table of Contents.



                                                        Page
                                                        ----
         General Information and History..............  2
         Investment Objectives and Policies...........  2
         Management of the Master Portfolio...........  8
         Control Persons and Principal Holders of
         Securities ..................................  11
         Investment Advisory and Other Services.......  11
         Brokerage Allocation and Other Practices.....  13
         Capital Stock and Other Securities...........  14
         Purchase, Redemption and Pricing of
         Securities ..................................  15
         Tax Status ..................................  17
         Underwriters.................................  18
         Calculations of Performance Data.............  18
         Financial Information........................  18
         Appendix ....................................  A-1
         Financial Statements.........................  F-1


Item 12.  General Information and History.

         Not applicable.

Item 13.  Investment Objectives and Policies.

         The following information supplements and should be read in conjunction with Item 4 in Part A.


Investment Objectives.  Master Investment Portfolio (the "Master
Portfolio") is an open-end, management investment company known as a mutual fund. By this offering document, the Master
Portfolio is offering two diversified funds -- the Asset
Allocation Master Series and the U.S. Treasury Allocation Master
Series (the "Master Series").


         Each Master Series' investment objective is set forth in Item 4, "General Description of Registrant -- Investment Objective," of Part A. There can be no assurance that the investment objectives of each Master Series will be achieved. Each Master Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "Act")) of such Master Series' outstanding voting shares.


         BZW Barclays Global Fund Advisors ("BGFA") serves as investment advisor to each Master Series. Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank") served as each Master Series' investment adviser and Wells Fargo Nikko Investment Advisors ("WFNIA") served as each Master Series' sub-investment adviser. BGFA was created by the reorganization of WFNIA with and into an affiliate of Wells Fargo Institutional Trust Company ("WFITC"). BGFA is subsidiary of WFITC which, effective January 1, 1996, changed its name to BZW Barclays Global Investors, N.A. ("BGI"). Stephens Inc. ("Stephens") serves as placement agent of each Master Series' shares.


Portfolio Securities.


         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Master Series are insured by the FDIC (although such insurance may not be of material benefit to the Master Series, depending on the principal amount of the CDs of each bank held by the Master Series) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Master Series generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.


         Each Master Series may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, which are members of the FDIC, provided such Master Series purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Master Series will own more than one such CD per such issuer.

Management Policies.


         Futures Contracts and Options on Futures Contracts.
The Master Series may enter into futures contracts and may purchase and write options thereon. Upon exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the relevant Master Series.



         Future Developments. Each Master Series may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Master Series' investment objective and legally permissible for the Master Series. Before entering into such transactions or making any such investment, the Master Series will provide appropriate disclosure in its prospectus.



         Lending Portfolio Securities. To a limited extent, each Master Series may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Master Series can increase its income through the investment of the cash collateral. For purposes of this policy, each Master Series considers collateral consisting of U.S.

Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Master Series to be the equivalent of cash. From time to time, a Master Series may return to the borrower or a third party which is unaffiliated with the Master Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Master Series must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Master Series must be able to terminate the loan at any time; (4) the Master Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Master Series may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Master Portfolio's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.


         Investment Restrictions. Each Master Series has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to a Master Series, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Master Series' outstanding voting securities. Investment restrictions numbered 11 through 17 are not fundamental policies and may be changed by vote of a majority of the Trustees of the Master Portfolio at any time. No Master Series may:


         1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.


         2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

         3.  Invest in commodities, except that each Master
Series may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Master Series may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.


         5. Borrow money, except to the extent permitted under the 1940 Act, provided that each Master Series may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, a Master Series' entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Series.


         6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements.
However, each Master Series may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Master Portfolio's Board of
Trustees.

         7. Act as an underwriter of securities of other issuers, except to the extent the Master Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.


         8. Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the stock portion of the Asset Allocation Master Series, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period (provided that, with respect to the stock and money market portions of the Asset Allocation Master Series), the Master Series will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry); and (iii) in the case of the money market portion of the Asset Allocation Master Series, its money market instruments may be concentrated in the banking industry (but it will not do so unless the SEC staff confirms that it does not object to the Master Series reserving freedom of action to concentrate investments in the banking industry).

         9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and
13 may be deemed to give rise to a senior security.

         10. Purchase securities on margin, but each Master Series may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         11. Invest in the securities of a company for the purpose of exercising management or control, but each Master
Series will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Master Series' offering documents.

         14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing, if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.


         15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15%, in the case of a Structured Master Series, of the value of its net assets would be so invested.


         16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         17. Purchase or retain securities of any issuer if the officers or Directors of the Company, the Trusts or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets, except with respect to compliance with Investment Restriction No. 5, will not constitute a violation of such restriction.

Item 14.  Management of the Master Portfolio.

         Trustees and officers of the Master Portfolio, together with information as to their principal business occupations during at least the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Each Trustee who is deemed to be an "interested person" of the Master Portfolio, as defined in the 1940 Act, is indicated by an asterisk.



                                            Principal Occupations
Name, Address and Age      Position         During Past 5 Years
---------------------      --------         ---------------------
Jack S. Euphrat, 73        Trustee          Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 44        Trustee,         Senior Vice President
                           Chairman and     of Stephens; Manager
                           President        of Financial Services
                                            Group; President of
                                            Stephens Insurance
                                            Services Inc.; Senior
                                            Vice President of
                                            Stephens Sports
                                            Management Inc.; and
                                            President of
                                            Investors Brokerage
                                            Insurance Inc.

Thomas S. Goho, 53         Trustee          T.B. Rose Faculty
321 Beechcliff Court                        Fellow-Business
Winston-Salem, NC 27104                     Wake Forest
                                            University, Calloway
                                            School of Business
                                            and Accountency;
                                            Associate Professor
                                            School of Business
                                            and Accounting at
                                            Wake Forest University
                                            Since 1983.

*Zoe Ann Hines, 46         Trustee          Senior Vice President
                                            of Stephens and
                                            Director of Brokerage
                                            Accounting; and
                                            Secretary of Stephens
                                            Resource Management.

*W. Rodney Hughes, 69      Trustee          Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 77        Trustee          Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 51       Trustee          Private Investor;
10 Legrae Street                            Real Estate
Charleston, SC 29401                        Developer; Chairman
                                            of Renaissance
                                            Properties Ltd.;
                                            President of Morse
                                            Investment
                                            Corporation; and Co-
                                            Managing Partner of
                                            Main Street Ventures.

Richard H. Blank, Jr., 39  Chief            Associate of
                           Operating        Financial Services
                           Officer,         Group of Stephens;
                           Secretary and    Director of Stephens
                           Treasurer        Sports Management
                                            Inc.; and Director of
                                            Capo Inc.

                      COMPENSATION TABLE

          For the Fiscal Year Ended February 28, 1995


                                                Total Compensation
                     Aggregate Compensation      from Registrant
Name and Position        from Registrant         and Fund Complex
-----------------    ----------------------     ------------------
Jack S. Euphrat                $0                      $34,188
    Trustee

*R. Greg Feltus                 0                         0
    Trustee

Thomas S. Goho                  0                       34,188
    Trustee

*Zoe Ann Hines                  0                         0
    Trustee

*W. Rodney Hughes               0                       32,188
    Trustee

Robert M. Joses                 0                       34,188
    Trustee

*J. Tucker Morse                0                       32,188
    Trustee



         Trustees of the Master Portfolio who are not officers or employees of Stephens or Wells Fargo Bank are not compensated by the Master Portfolio for their services but are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Trustees who are affiliated with Stephens or Wells Fargo Bank also do not receive compensation from the Master Portfolio and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Each of the officers and Trustees of the Master Portfolio serves in the identical capacity as officers and Directors of Overland Express Funds, Inc., Stagecoach Funds, Inc. and Stagecoach Inc., and as

Trustees and/or Officers of Stagecoach Trust, Life & Annuity Trust, Master Investment Trust and Managed Series Investment Trust, each of which are registered open-end management investment companies and each of which is considered to be in the same "fund complex", as such term is defined in Form N-1A under the 1940 Act, as the Master Portfolio. The Trustees are compensated by other Companies and Trusts within the fund complex for their services as directors/trustees to such Companies and Trusts. Currently, the Trustees do not receive any compensation from the Master Portfolio (although they are reimbursed for out-of-pocket expenses) and do not receive any retirement benefits or deferred compensation from the Master Portfolio or fund complex.

         There ordinarily will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Master Portfolio may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Master Portfolio's Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Master Portfolio's outstanding shares.

Item 15.  Control Persons and Principal Holders of Securities.


         As of December 15, 1995, the Asset Allocation Fund and U.S. Treasury Allocation Fund of Stagecoach Inc., 111 Center Street, Little Rock, Arkansas 72201, owned approximately 100% of the voting securities of the Asset Allocation Master Series and approximately 100% of the voting securities of the U.S. Treasury Allocation Master Series, respectively, and each Fund could be considered a controlling person of the corresponding Master Series for purposes of the 1940 Act.





Item 16.  Investment Advisory and Other Services.

         The following information supplements and should be read in conjunction with Item 5 in Part A.

         Investment Advisory Agreement. BGFA provides investment advisory services to each Master Series pursuant to separate Investment Advisory Agreements (each, a "BGFA Advisory Agreement") dated January 1, 1996 with the Master Portfolio. As to each
Master Series, the applicable BGFA Advisory Agreement is subject to annual approval by (i) the Master Portfolio's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Series, provided that in either event the continuance also is approved by a majority of the Master Portfolio's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Master Portfolio or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Series, the applicable BGFA Advisory Agreement is terminable without penalty, on 60 days' written notice, by either party. The BGFA Advisory Agreements will terminate automatically, as to the relevant Master Series, in the event of its assignment (as defined in the 1940 Act).



         Prior to January 1, 1996, Wells Fargo Bank provided investment advisory services to each Master Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") dated
February 25, 1994 with the Master Portfolio.


         For the period from May 26, 1994 (commencement of operations) to February 28, 1995, the Master Series paid the following advisory fees to Wells Fargo Bank, and Wells Fargo Bank waived the amounts shown:


                                                      Fees
                                  Fees Paid      Waived/Reimbursed
                                  ---------      -----------------
Asset Allocation Master Series    $666,053               $0
U.S. Treasury Allocation
    Master Series                 $128,994               $0



         Sub-Investment Advisory Agreement. Prior to January 1, 1996 WFNIA provided sub-investment advisory services to each Master Series pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated February 28, 1994 with Wells Fargo Bank.

         For the period from May 26, 1994 (commencement of operations) to February 28, 1995, Wells Fargo Bank paid the following sub-advisory fees to WFNIA for services provided on behalf of the Master Series, and WFNIA waived the amounts shown:


                                                      Fees
                                  Fees Paid      Waived/Reimbursed
                                  ---------      -----------------
Asset Allocation Master Series    $375,907               $0
U.S. Treasury Allocation
    Master Series                 $ 64,439               $0



     Administration Agreement. Stephens provides administrative services to the Master Portfolio pursuant to an Administration Agreement dated February 25, 1994 (the "Administration Agreement"). Under the Administration Agreement, Stephens provides as administrative services, among other things: (i) general supervision of the operation of the Master Portfolio and the Master Series, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodians, interestholder servicing agent(s), independent auditors and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and interestholder reports for the Master Series; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Master Portfolio's officers and Board of Trustees. Stephens also furnishes office space and certain facilities required for conducting the business of the Master Portfolio together with those ordinary clerical and bookkeeping services that are not being furnished by the Master Series' investment adviser. Stephens also pays the compensation of the Master Portfolio's Trustees, officers and employees who are affiliated with Stephens.


     Stephens is not entitled to compensation for providing administrative services to a Master Series so long as Stephens receives fees for providing similar services to a fund of another investment company which invests all of its assets in such Master Series.


     Custody Agreement. BZW Barclays Global Investors, N.A., ("BGI"), a wholly-owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc), acts as custodian to the Master Portfolio. The custodian, among other things, maintains a custody account or accounts in the name of the Master Portfolio; receives and delivers all assets for the Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Master Portfolio and pays all expenses of the Master Portfolio.



Item 17.  Brokerage Allocation and Other Practices.


         General. BGFA assumes general supervision over placing orders on behalf of each Master Series for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price.



         Asset Allocation Master Series. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates over 100% are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.



         U.S. Treasury Allocation Master Series. Purchases and sales of portfolio securities for each of these Master Series usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by these Master Series for such purchases and sales. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.

         On February 28, 1995, the Master Series owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

    Asset Allocation Master
      Series                      Merrill Lynch & Co  $256,742
                                  Salomon Inc.        $125,568



         Prior to January 1, 1996, WFNIA exercised general supervision over placing orders on behalf of each Master Series for the purchase or sale of portfolio securities and the brokerage allocation practices described above are applicable to WFNIA and the Master Series prior to January 1, 1996.


Item 18.  Capital Stock and Other Securities.

         Under the Declaration of Trust, the Trustees are authorized to issue shares of beneficial interests in each Master Series. Investors in a Master Series are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of such Master Series. Upon liquidation or dissolution of a Master Series, investors are entitled to share pro rata in such Master Series' net assets available for distribution to its investors. Investments in the Master Series have no preference, pre-exemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Master Series may not be transferred. No certificates are issued.

         Each investor is entitled to a vote, with respect to matters affecting each of the Master Portfolio's series, in proportion to the amount of its investment in the Master Portfolio. Investors in the Master Portfolio do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in the Master Portfolio may elect all of the Trustees of the Master Portfolio if they choose to do so and in such event the other investors in the Master Portfolio would not be able to elect any Trustee. The Master Portfolio is not required to hold annual meetings of investors but the Master Portfolio will hold special meetings of investors when in the judgment of the Master Portfolio's Trustees it is necessary or desirable to submit matters for an investor vote.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Master Portfolio, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Master Series affected by such matter. Rule 18f-2 further provides that a Master Series shall be deemed to be affected by a matter unless it is clear that the interests of such Master Series in the matter are identical or that the matter does not affect any interest of such Master Series. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

Item 19.  Purchase, Redemption and Pricing of Securities.

    The following information supplements and should be read in conjunction with Items 7 and 8 in Part A.

         Purchase of Securities. Beneficial interests in each Master Series are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Series may only be made by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

         Suspension of Redemptions. The right of redemption of Master Series shares may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(b) when trading in the markets the Master Series ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Master Series' investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Master Series' shareholders.

Pricing of Securities.


         Asset Allocation Master Series. The securities of the Asset Allocation Master Series, including covered call options written by the Master Series, are valued as follows: domestic securities are valued at the last sale price on the domestic securities or commodities exchange or national securities market on which such securities primarily are traded. Securities not listed on a domestic exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by BGFA pursuant to guidelines approved by the Master Portfolio's Board of Trustees. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Master Series' shares.

         Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Master Portfolio's Board of Trustees, are valued at fair value as determined in good faith by BGFA in accordance with guidelines approved by the Master Portfolio's Board of Trustees. BGFA and the Master Portfolio's Board of Trustees periodically review the method of valuation. In making its good faith valuation of restricted securities, BGFA generally takes the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which purchased. This discount is revised periodically if it is believed that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustments from cost are made in accordance with guidelines approved by the Master Portfolio's Board of Trustees.



         U.S. Treasury Allocation Master Series. The investments of the U.S. Treasury Allocation Master Series are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Master Portfolio's Board of Trustees. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Master Portfolio's officers in accordance with guidelines approved by the Master Portfolio's Board of Trustees. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Series' shares.

         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.

Item 20.  Tax Status.

         The Master Portfolio is organized as a business trust under Delaware law. Under the Master Portfolio's current method of operation as a partnership, no Master Series will be subject to any income tax. However, each investor in a Master Series will be taxable on its share (as determined in accordance with the governing instruments of the Master Portfolio) of such Master Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.


         The Master Portfolio's taxable year-end is the last day or February. Although the Master Portfolio will not be subject to Federal income tax, it will file appropriate Federal income tax returns.

         Each Master Series' assets, income and distributions will be managed in such a way that an investor in the Master Series will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its investable assets in the Master Series. Investors are advised to consult their own tax advisors as to the tax consequences of an investment in the Master Series.

Item 21.  Underwriters.

         The exclusive placement agent for the Master Portfolio is Stephens, which receives no compensation for serving in this capacity. Registered broker/dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trust and similar organizations and entities which constitute accredited investors as defined in the regulations adopted under the 1933 Act, may continuously invest in a Master Series of the Master Portfolio.

Item 22.  Calculations of Performance Data.

         Not applicable.

Item 23.  Financial Information.


         For the fiscal yearended February 28, 1995, Coopers & Lybrand L.L.P. served as the Master Portfolio's independent auditors and expressed an unqualified opinion on the financial statements of the Master Portfolio. For the fiscal year ending on the last day of February, 1996, and pursuant to the recommendation of the Master Portfolio's audit committee, the Board of Trustees selected KPMG Peat Marwick LLP as the independent auditors for the Master Portfolio. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.



         The audited financial statements for the Master Series are incorporated in this Part B by reference to Amendment No. 2 to the Master Portfolio's Registration Statement on Form N-1A filed with the SEC on June 28, 1995. The unaudited financial statements for the Master Series are incorporated in this Part B by reference to Amendment No. 3 to the Master Portfolio's Registration Statement on Form N-1A filed with the SEC on or about January 5, 1996.

                           APPENDIX

         Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

S&P

Bond Ratings

                              AAA

         Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                              AA

         Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                               A

         Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                              BBB

         Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

         The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

Moody's

Bond Ratings

                              Aaa

         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                              Aa

         Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                               A

         Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                              Baa

         Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

         The rating "Prime-1 (P-1)" is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or relating supporting institutions) rated "Prime-2 (P-2)" have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                              AAA

         Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                              AA

         Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

                               A

         Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                              BBB

         Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                             F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                              F-2

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

                              AAA

         Bonds rated "AAA" are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                              AA

         Bonds rated "AA" are considered high credit quality.
Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               A

         Bonds rated "A" have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                              BBB

         Bonds rated "BBB" are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

         The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated "Duff-1" is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

IBCA

Bond and Long-Term Ratings

         Obligations rated "AAA" by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated "AA" by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

Commercial Paper and Short-Term Ratings

         The designation "A1" by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated "A1+" are supported by the highest capacity for timely repayment. Obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

International and U.S. Bank Ratings

         An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

----------------------------------------------------------------

                  MASTER INVESTMENT PORTFOLIO
                      INDEX MASTER SERIES





                  S&P 500 INDEX MASTER SERIES
                   BOND INDEX MASTER SERIES





         PART B -- STATEMENT OF ADDITIONAL INFORMATION

                        January 2, 1996


----------------------------------------------------------------

Item 10.  Cover Page.


         Master Investment Portfolio ("Master Portfolio") is a registered, open-end, management investment company. The Master Portfolio is a "series fund," which is a mutual fund divided into separate portfolios. This Part B is not a Prospectus and should be read in conjunction with the Master Portfolio's Part
A, also dated January 2, 1996. All terms used in this Part B that are defined in Part A have the meanings assigned in Part A. A copy of Part A may be obtained without charge by writing
Stephens Inc. ("Stephens"), the Master Portfolio's sponsor, administrator and placement agent, at 111 Center Street, Little Rock, Arkansas 72201, or by calling Stephens at (800) 643-9691. The Master Portfolio's Registration Statement may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C.


Item 11.  Table of Contents.



                                                          Page
                                                          ----
         General Information and History.............     2
         Investment Objectives and Policies..........     2
         Management of the Master Portfolio..........     9
         Control Persons and Principal Holders of
          Securities.................................     13
         Investment Advisory and Other Services......     14
         Brokerage Allocation and Other Practices....     15
         Capital Stock and Other Securities..........     16
         Purchase, Redemption and Pricing of
          Securities.................................     17
         Tax Status..................................     20
         Underwriters................................     20
         Calculations of Performance Data............     21
         Financial Information.......................     21
         Appendix....................................     A-1
         Financial Statements........................     F-1


Item 12.  General Information and History.

         Not applicable.

Item 13.  Investment Objectives and Policies.

         The following information supplements and should be read in conjunction with Item 4 in Part A.


Investment Objectives.  Master Investment Portfolio (the "Master
Portfolio"), is an open-end, management investment company known as a mutual fund. By this offering document, the Master
Portfolio is offering two diversified funds, the Bond
Index and S&P 500 Index Master Series (the "Master Series").


         Each Master Series' investment objective is set forth in Item 4, "General Description of Registrant -- Investment Objective," of Part A. There can be no assurance that the investment objectives of each Master Series will be achieved. Each Master Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "Act")) of such Master Series' outstanding voting shares.





         BZW Barclays Global Fund Advisors ("BGFA") serves as investment advisor to each Master Series. Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank") served as each Master Series' investment adviser and Wells Fargo Nikko Investment Advisors ("WFNIA") served as each Master Series' sub-investment adviser. BGFA was created by the reorganization of WFNIA with and into an affiliate of Wells Fargo Institutional Trust Company ("WFITC"). BGFA is a subsidiary of WFITC which, effective January 1, 1996, changed its name to BZW Barclays Global Investors, N.A. ("BGI"). Stephens Inc. ("Stephens") serves as placement agent of each Master Series' shares.


Portfolio Securities.


         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Master Series are insured by the FDIC (although such insurance may not be of material benefit to the Master Series, depending on the principal amount of the CDs of each bank held by the Master Series) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Master Series generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.


         Each Master Series may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, which are members of the FDIC, provided such Master Series purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Master Series will own more than one such CD per such issuer.

Management Policies.





         Futures Contracts and Options on Futures Contracts.
Each Master Series may enter into futures contracts and may purchase and write options thereon. Upon exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the relevant Master Series.


         Future Developments. Each Master Series may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Master Series' investment objective and legally permissible for the Master Series. Before entering into such transactions or making any such investment, each Index Master Series will provide appropriate disclosure in its prospectus.

         Lending Portfolio Securities. To a limited extent, each Master Series may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Master Series can increase its income through the investment of the cash collateral. For purposes of this policy, each Master Series considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Master Series to be the equivalent of cash. From time to time, a Master Series may return to the borrower or a third party which is unaffiliated with the Master Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.



         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Master Series must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Master Series must be able to terminate the loan at any time; (4) the Master Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Master Series may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Master Portfolio's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investment Restrictions. Each Master Series has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to a Master Series, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Master Series' outstanding voting securities. Investment restrictions numbered 11 through 17 are not fundamental policies and may be changed by vote of a majority of the Trustees of the Master Portfolio at any time. No Master Series may:


         1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.


         2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

         3.   Invest in commodities, except that each Master
Series may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Master Series may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

         5. Borrow money, except to the extent permitted under the 1940 Act, provided that the Bond Index Master Series may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists), and except that the S&P 500 Stock Master Series may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, a Master Series' entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Series.

         6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements.
However, each Master Series may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Master Portfolio's Board of
Trustees.

         7. Act as an underwriter of securities of other issuers, except to the extent the Master Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.


         8. Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, and except that, in the case of each Master Series, there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the S&P 500 Stock Master Series, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, the Master Series will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry);
(iii) in the case of the Bond Index Master Series, any industry in which the Lehman Brothers Government/Corporate Bond Index (the "LB Bond Index") becomes concentrated to the same degree during the same period.


         9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and
13 may be deemed to give rise to a senior security.

         10. Purchase securities on margin, but each Master Series may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

         11. Invest in the securities of a company for the purpose of exercising management or control, but each Master
Series will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         13.  Purchase, sell or write puts, calls or
combinations thereof, except as may be described in the Master
Series' offering documents.

         14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing, if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.


         15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of each Master Series' net assets would be so invested.


         16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         17. Purchase or retain securities of any issuer if the officers or Directors of the Company, the Trusts or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets, except with respect to compliance with Investment Restriction No. 5, will not constitute a violation of such restriction.

Item 14.  Management of the Master Portfolio.

         Trustees and officers of the Master Portfolio, together with information as to their principal business occupations during at least the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Each Trustee who is deemed to be an "interested person" of the Master Portfolio, as defined in the 1940 Act, is indicated by an asterisk.



                                            Principal Occupations
Name, Address and Age      Position         During Past 5 Years
---------------------      --------         ---------------------
Jack S. Euphrat, 73        Trustee          Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 44        Trustee,         Senior Vice President
                           Chairman and     of Stephens; Manager
                           President        of Financial Services
                                            Group; President of
                                            Stephens Insurance
                                            Services Inc.; Senior
                                            Vice President of
                                            Stephens Sports
                                            Management Inc.; and
                                            President of
                                            Investors Brokerage
                                            Insurance Inc.

Thomas S. Goho, 53         Trustee          T. B. Rose Faculty
321 Beechcliff Court                        Fellow - Business,
Winston-Salem, NC 27104                     Wake Forest University,
                                            Calloway School of
                                            Business and Accountancy;
                                            Associate Professor
                                            School of Business
                                            and Accounting at
                                            Wake Forest
                                            University since
                                            1983.

*Zoe Ann Hines, 46         Trustee          Senior Vice President
                                            of Stephens and
                                            Director of Brokerage
                                            Accounting; and
                                            Secretary of Stephens
                                            Resource Management.

*W. Rodney Hughes, 69      Trustee          Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 77        Trustee          Private Investor.
47 Dowitcher Way
San Rafael, CA 94901




*J. Tucker Morse, 51       Trustee          Private Investor;
10 Legrae Street                            Real Estate
Charleston, SC 29401                        Developer; Chairman
                                            of Renaissance
                                            Properties Ltd.;
                                            President of Morse
                                            Investment
                                            Corporation; and Co-
                                            Managing Partner of
                                            Main Street Ventures.

Richard H. Blank, Jr., 39  Chief            Associate of
                           Operating        Financial Services
                           Officer,         Group of Stephens;
                           Secretary and    Director of Stephens
                           Treasurer        Sports Management
                                            Inc.; and Director of
                                            Capo Inc.





                      COMPENSATION TABLE

          For the Fiscal  Year Ended February 28, 1995


                                                Total Compensation
                     Aggregate Compensation      from Registrant
Name and Position        from Registrant         and Fund Complex
-----------------    ----------------------     ------------------

Jack S. Euphrat                $0                      $34,188
    Trustee

*R. Greg Feltus                 0                         0
    Trustee

Thomas S. Goho                  0                       34,188
    Trustee

*Zoe Ann Hines                  0                         0
    Trustee

*W. Rodney Hughes               0                       32,188
    Trustee

Robert M. Joses                 0                       34,188
    Trustee

*J. Tucker Morse                0                       32,188
    Trustee


         Trustees of the Master Portfolio who are not officers or employees of Stephens or Wells Fargo Bank are not compensated by the Master Portfolio for their services but are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Trustees who are affiliated with Stephens or Wells Fargo Bank also do not receive compensation from the Master Portfolio and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Each of the officers and Trustees of the Master Portfolio serves in the identical capacity as officers and Directors of Overland Express Funds, Inc., Stagecoach Funds, Inc. and Stagecoach Inc., and as Trustees and/or Officers of Stagecoach Trust, Life & Annuity Trust, Master Investment Trust and Managed Series Investment Trust, each of which are registered open-end management investment companies and each of which is considered to be in the same "fund complex", as such term is defined in Form N-1A under the 1940 Act, as the Master Portfolio. The Trustees are compensated by other Companies and Trusts within the fund complex for their services as directors/trustees to such Companies and Trusts. Currently, the Trustees do not receive any compensation from the Master Portfolio (although they are reimbursed for out-of-pocket expenses) and do not receive any retirement benefits or deferred compensation from the Master Portfolio or fund complex.

         There ordinarily will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Master Portfolio may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Master Portfolio's Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Master Portfolio's outstanding shares.

Item 15.  Control Persons and Principal Holders of Securities.


         As of December 15, 1995, the S&P 500 Stock Fund of Stagecoach Inc., 111 Center Street, Little Rock, Arkansas 72201, owned 93.0% of the voting securities of the S&P 500 Master Series. As of December 15, 1995, Bradley Trust and Bradley via Partition Trust, 1000 N. Water Street, 11th Floor, Milwaukee, WI 53202, each owned 41.66% of the voting securities of the Bond Index Master Series. As such, the Fund, Bradley Trust and Bradley via Partition Trust could each be considered a controlling person of the corresponding Master Series for purposes of the 1940 Act.

Item 16.  Investment Advisory and Other Services.

         The following information supplements and should be read in conjunction with Item 5 in Part A.


         Investment Advisory Agreement. BGFA provides investment advisory services to each Master Series pursuant to separate Investment Advisory Agreements (each, a "BGFA Advisory Agreement") dated January 1, 1996 with the Master Portfolio. As to each Master Series, the applicable BGFA Advisory Agreement is subject to annual approval by (i) the Master Portfolio's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Series, provided that in either event the continuance also is approved by a majority of the Master Portfolio's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Master Portfolio or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Series, the applicable BGFA Advisory Agreement is terminable without penalty, on 60 days' written notice, by either party. The applicable BGFA Advisory Agreement will terminate automatically, as to the relevant Master Series, in the event of its assignment (as defined in the 1940 Act).



         Prior to January 1, 1996, Wells Fargo Bank provided investment advisory services to each Master Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") dated
February 25, 1994 with the Master Portfolio.


         For the period from May 26, 1994 (commencement of operations) to February 28, 1995, the Master Series paid the following advisory fees to Wells Fargo Bank, and Wells Fargo
Bank waived the amounts shown:

                                                      Fees
                                  Fees Paid      Waived/Reimbursed
                                  ---------      -----------------
Bond Index Master Series          $ 34,581            $ 8,713
S&P 500 Index Master Series       $138,830            $17,864


         Sub-Investment Advisory Agreement. Prior to January 1, 1996, WFNIA provided sub-investment advisory services to each Master Series pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated February 25, 1994 with Wells Fargo Bank.

         For the period from May 26, 1994 (commencement of operations) to February 28, 1995, Wells Fargo Bank paid the following sub-advisory fees to WFNIA for services provided on behalf of the Master Series, and WFNIA waived the amounts shown:


                                                      Fees
                                  Fees Paid      Waived/Reimbursed
                                  ---------      -----------------
Bond Index Master Series           $39,197               $0
S&P 500 Index Master Series       $117,651               $0



     Administration Agreement. Stephens provides administrative services to the Master Portfolio pursuant to an Administration Agreement dated February 25, 1994 (the "Administration Agreement"). Under the Administration Agreement, Stephens provides as administrative services, among other things: (i) general supervision of the operation of the Master Portfolio and the Master Series, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodians, interestholder servicing agent(s), independent auditors and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and interestholder reports for the Master Series; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Master Portfolio's officers and Board of Trustees. Stephens also furnishes office space and certain facilities required for conducting the business of the Master Portfolio together with those ordinary clerical and bookkeeping services that are not being furnished by the Master Series' investment adviser. Stephens also pays the compensation of the Master Portfolio's Trustees, officers and employees who are affiliated with Stephens.


         Stephens is not entitled to compensation for providing administrative services to a Master Series so long as Stephens receives fees for providing similar services to a fund of another investment company which invests all of its assets in such Master Series.


     Custody Agreement. BZW Barclays Global Investors, N.A., ("BGI"), a wholly-owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc.), acts as custodian to the Master Portfolio. The custodian, among other things, maintains a custody account or accounts in the name of the Master Portfolio; receives and delivers all assets for the Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Master Portfolio and pays all expenses of the Master Portfolio.


Item 17.  Brokerage Allocation and Other Practices.


         General. BGFA assumes general supervision over placing orders on behalf of each Master Series for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price.


         On February 28, 1995, the Master Series owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:


    S&P 500 Index Master Series   Merrill Lynch & Co.  $1,003,270
                                  Salomon Inc.           $490,068



         S&P 500 Index Master Series. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates over 100% are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


         Bond Index Master Series. Purchases and sales of portfolio securities for the Bond Index Master Series usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the Master Series for such purchases and sales. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.


         Prior to January 1, 1996, WFNIA exercised general supervision over placing orders on behalf of each Master Series for the purchase or sale of portfolio securities and the brokerage allocation practices described above are applicable to WFNIA and the Master Series prior to January 1, 1996.





Item 18.  Capital Stock and Other Securities.

         Under the Declaration of Trust, the Trustees are authorized to issue shares of beneficial interests in each Master Series. Investors in a Master Series are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of such Master Series. Upon liquidation or dissolution of a Master Series, investors are entitled to share pro rata in such Master Series' net assets available for distribution to its investors. Investments in the Master Series have no preference, pre-exemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Master Series may not be transferred. No certificates are issued.

         Each investor is entitled to a vote, with respect to matters affecting each of the Master Portfolio's series, in proportion to the amount of its investment in the Master Portfolio. Investors in the Master Portfolio do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in the Master Portfolio may elect all of the Trustees of the Master Portfolio if they choose to do so and in such event the other investors in the Master Portfolio would not be able to elect any Trustee. The Master Portfolio is not required to hold annual meetings of investors but the Master Portfolio will hold special meetings of investors when in the judgment of the Master Portfolio's Trustees it is necessary or desirable to submit matters for an investor vote.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Master Portfolio, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Master Series affected by such matter. Rule 18f-2 further provides that a Master Series shall be deemed to be affected by a matter unless it is clear that the interests of such Master Series in the matter are identical or that the matter does not affect any interest of such Master Series. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

Item 19.  Purchase, Redemption and Pricing of Securities.

         The following information supplements and should be read in conjunction with Items 7 and 8 in Part A.

         Purchase of Securities. Beneficial interests in each Master Series are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Series may only be made by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

         Suspension of Redemptions. The right of redemption of Master Series shares may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(b) when trading in the markets the Master Series ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Master Series' investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Master Series' shareholders.

Pricing of Securities.


         S&P 500 Index Master Series.  The securities of the
S&P 500 Index Master Series, including covered call options written by the Master Series, are valued as follows: domestic securities are valued at the last sale price on the domestic securities or commodities exchange or national securities market on which such securities primarily are traded. Securities not listed on a domestic exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities which are traded primarily on foreign securities or commodities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by Wells Fargo in accordance with guidelines approved by the Master Portfolio's Board of Trustees. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by BGFA in accordance with such guidelines.



         Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Master Portfolio's Board of Trustees, are valued at fair value as determined in good faith by BGFA in accordance with guidelines approved by the Master Portfolio's Board of Trustees. BGFA and the Master Portfolio's Board of Trustees periodically review the method of valuation. In making its good faith valuation of restricted securities, BGFA generally takes the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount is revised periodically if it is believed that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by the Master Portfolio's Board of Trustees.

         Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Master Series' shares.

         Bond Index Master Series. The investments of the Bond Index Master Series are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Master Portfolio's Board of Trustees. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Master Portfolio's officers under the general supervision of the Master Portfolio's Board of Trustees. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a Master Series' shares.

         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.

Item 20.  Tax Status.

         The Master Portfolio is organized as a business trust under Delaware law. Under the Master Portfolio's current method of operation as a partnership, no Master Series will be subject to any income tax. However, each investor in a Master Series will be taxable on its share (as determined in accordance with the governing instruments of the Master Portfolio) of such Master Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.


         The Master Portfolio's taxable year-end is the last day of February. Although the Master Portfolio will not be subject to Federal income tax, it will file appropriate Federal income tax returns.


         Each Master Series' assets, income and distributions will be managed in such a way that an investor in the Master Series will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its investable assets in the Master Series. Investors are advised to consult their own tax advisors as to the tax consequences of an investment in the Master Series.

Item 21.  Underwriters.

         The exclusive placement agent for the Master Portfolio is Stephens, which receives no compensation for serving in this capacity. Registered broker/dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trust and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the 1933 Act, may continuously invest in a Master Series of the Master Portfolio.

Item 22.  Calculations of Performance Data.

         Not applicable.

Item 23.  Financial Information.


         For the fiscal year ended February 28, 1995, Coopers & Lybrand L.L.P. served as the Master Portfolio's independent auditors and expressed an unqualified opinion on the financial statements of the Master Portfolio. For the fiscal year ending on the last day of February, 1996, and pursuant to the recommendation of the Master Portfolio's audit committee, the Board of Trustees selected KPMG Peat Marwick LLP as the independent auditors for the Master Portfolio. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embaradero Center, San Francisco, California 94111.



         The audited financial statements for the Master Series are incorporated in this Part B by reference to Amendment No. 2 to the Master Portfolio's Registration Statement on Form N-1A filed with the SEC on June 28, 1995. The unaudited financial statements for the Master Series are incorporated in this Part B by reference to amendment No. 3 to the Master Portfolio's Registration Statement on Form N-1A filed with the SEC on or about January 5, 1996.

                           APPENDIX

         Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

S&P

Bond Ratings

                              AAA

         Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                              AA

         Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                               A

         Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                              BBB

         Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

         The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

Moody's

Bond Ratings

                              Aaa

         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                              Aa

         Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                               A

         Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                              Baa

         Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies the numerical modifiers "1," "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

         The rating "Prime-1" (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or relating supporting institutions) rated "Prime-2" (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                              AAA

         Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                              AA

         Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

                               A

         Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                              BBB

         Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                             F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                              F-2

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

Duff

Bond Ratings

                              AAA

         Bonds rated "AAA" are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                              AA

         Bonds rated "AA" are considered high credit quality.
Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               A

         Bonds rated "A" have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                              BBB

         Bonds rated "BBB" are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

         The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated "Duff-1" is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

IBCA

Bond and Long-Term Ratings

         Obligations rated "AAA" by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

Commercial Paper and Short-Term Ratings

         The designation "A1" by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated "A1+" are supported by the highest capacity for timely repayment. Obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

International and U.S. Bank Ratings

         An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

----------------------------------------------------------------

                  MASTER INVESTMENT PORTFOLIO
                   LIFEPATH(TM) MASTER SERIES

                  LIFEPATH 2000 MASTER SERIES
                  LIFEPATH 2010 MASTER SERIES
                  LIFEPATH 2020 MASTER SERIES
                  LIFEPATH 2030 MASTER SERIES
                  LIFEPATH 2040 MASTER SERIES




                            PART B


                         January 2, 1996


----------------------------------------------------------------

Item 10.  Cover Page.


         Master Investment Portfolio ("Master Portfolio") is a registered, open-end, management investment company. The Master Portfolio is "series fund," which is a mutual fund divided into separate portfolios. This Part B is not a prospectus and should be read in conjunction with the Master Portfolio's Part A, also dated January 2, 1996. All terms used in this Part B that are defined in part A have the meanings assigned in Part A. A copy of Part A may be obtained without charge by writing Stephens Inc. ("Stephens"), the Master Portfolio's sponsor, administrator and placement agent, at 111 Center Street, Little Rock, Arkansas 72201, or by calling Stephens at 1-800-643-9691. The Master Portfolio's Registration Statement may be examined at the office of the Securities and Exchange Commission ("SEC") in Washington, D.C.


Item 11.  Table of Contents.

                                                      Page
                                                      ----
         General Information and History.........      2
         Investment Objectives and Management
          Policies...............................      2
         Management of the Portfolio.............      9
         Control Persons and Principal Holders of
          Securities.............................      12
         Investment Advisory and Other Services..      13
         Brokerage Allocation and Other Practices      14
         Capital Stock and Other Securities......      16
         Purchase, Redemption and Pricing of
          Securities.............................      16
         Tax Status..............................      19
         Underwriters............................      19
         Calculations of Performance Data........      20
         Financial Information...................      20
         Appendix................................      A-1
         Financial Statements....................      F-1

Item 12.  General Information and History.

          Not applicable.

Item 13.  Investment Objectives and Management Policies.



Investment Objectives. The LifePath Master Series consists of five asset allocation funds (the "LifePath Master Series") offered by the Master Portfolio, an open-end, management investment company. By this offering document, the Master Portfolio is offering the five LifePath Master Series (the "LifePath Master Series" or the "Master Series"), each of which is a diversified fund. Organizations and other entities that hold shares of beneficial interest of a Master Series may be referred to herein as "feeder funds."



         The LifePath Master Series seek to provide long-term investors in a feeder fund with an asset allocation strategy designed to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons. The LifePath Master Series invest in a wide range of U.S. and foreign equity and debt securities and money market instruments.


         - LIFEPATH 2000 MASTER SERIES is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

         - LIFEPATH 2010 MASTER SERIES is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

         - LifePath 2020 Master Series is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

         - LIFEPATH 2030 MASTER SERIES is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

         - LIFEPATH 2040 MASTER SERIES is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

         As with all mutual funds, there can be no assurance that the investment objective of each Master Series will be achieved. Each Master Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Master Series' outstanding voting shares.





         BZW Barclays Global Fund Advisors ("BGFA") serves as investment advisor to each Master Series. Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank") served as each Master Series' investment adviser and Wells Fargo Nikko Investment Advisors ("WFNIA") served as each Master Series' sub-investment adviser. BGFA was created by the reorganization of WFNIA with and into an affiliate of Wells Fargo Institutional Trust Company ("WFITC"), the Master Series' custodian. BGFA is now a subsidiary of WFITC which, effective January 1, 1996, changed its name to BZW Barclays Global Investors, N.A. ("BGI"). Stephens serves the Master Portfolio's administrator and as placement agent of each Master Series' shares.


Portfolio Securities.


         Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Master Series are insured by the FDIC (although such insurance may not be of material benefit to the Master Series, depending on the principal amount of the CDs of each bank held by the Master Series) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Master Series generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.


         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.


         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.


         Each Master Series may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Master Series purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Master Series will own more than one such CD per such issuer.

Management Policies.


         Stock Index Options. Each LifePath Master Series may purchase and write put and call options on stock indices.
Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than

(in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.


         Futures Contracts and Options on Futures Contracts. The LifePath Master Series may enter into futures contracts and may purchase and write (i.e., sell) options thereon. Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of the relevant LifePath Master Series.



         Foreign Currency Transactions. If a LifePath Master Series enters into a foreign currency transaction or forward contract, such Master Series deposits, if required by applicable regulations, with the Master Portfolio's custodian cash or high-grade debt securities in a segregated account of the LifePath Master Series in an amount at least equal to the value of the LifePath Master Series' total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account so that the value of the account equals the amount of the LifePath Master Series' commitment with respect to the contract.


         At or before the maturity of a forward contract, a LifePath Master Series either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Master Series obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the LifePath Master Series retains the portfolio security and engages in an offsetting transaction, such Master Series, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the LifePath Master Series' entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Master Series realizes a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Master Series suffers a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


         The cost to the LifePath Master Series of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which a LifePath Master Series enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the LifePath Master Series may not be able to contract to sell the currency at a price above the devaluation level it anticipates.


         The purchase of options on currency futures allows a LifePath Master Series, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.


         Future Developments. Each LifePath Master Series may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a LifePath Master Series' investment objective and legally permissible for the Master Series. Before entering into such transactions or making any such investment, a LifePath Master Series would provide appropriate disclosure in its Part A or this Part B.



         Lending Portfolio Securities. To a limited extent, each Master Series may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which is maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Master Series can increase its income through the investment of the cash collateral or by receipt of a loan premium from the borrower.
For purposes of this policy, each Master Series considers collateral consisting of U.S. Government obligations or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Master Series to be the equivalent of cash. From time to time, a Master Series may return to the borrower, or to a third party unaffiliated with the Master Portfolio which is acting as a "placing broker," a part of the interest earned from the investment of collateral received in exchange for securities loaned.


         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned:

(1) the Master Series must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Master Series must be able to terminate the loan at any time; (4) the Master Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Master Series may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Master Portfolio's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investment Restrictions. Each Master Series has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to a Master Series, without approval by the holders of a majority as defined in the 1940 Act of such Master Series' outstanding voting securities. Investment restrictions numbered 11 through 20 are not fundamental policies and may be changed by vote of a majority of the Trustees of the Master Portfolio at any time. No Master Series may:


         1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.


         2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

         3.   Invest in commodities, except that each Master
Series may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

         4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Master Series may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

         5. Borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, a Master Series' entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Series as described in Part A.

         6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements.

However, each Master Series may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Master Portfolio's Board of
Trustees.

         7. Act as an underwriter of securities of other issuers, except to the extent the Master Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.


         8. Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, except that, in the case of each Master Series, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


         9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and
13 may be deemed to give rise to a senior security.

         10. Purchase securities on margin, but each Master Series may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

         11. Invest in the securities of a company for the purpose of exercising management or control, but each Master
Series will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

         13.  Purchase, sell or write puts, calls or
combinations thereof, except as may be described in the Master
Series' offering documents.

         14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

         15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.
Although each feeder fund and LifePath Master Series reserves the right to invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities, as long as such feeder fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, such feeder fund and LifePath Master Series will comply with the lower limit. Each feeder fund currently is limited to investing up to 10% of the value of its net assets in such securities due to limits applicable in several states.


         16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         17. Purchase, hold or deal in real estate limited partnerships.

         18. Purchase warrants that exceed 2% of the value of Master Series' net assets, if those warrants are not listed on the New York or American Stock Exchanges.

         19. Purchase or retain securities of any issuer if the officers, trustees of the Trust, its advisers or managers owing beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer.

         20. Engage in any short sales other than short sales against the box.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets, except with respect to compliance with Investment Restriction No. 5, will not constitute a violation of such restriction.

Item 14.  Management of the Portfolio.

         Trustees and officers of the Master Portfolio, together with information as to their principal business occupations during at least the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Each Trustee who is deemed to be an "interested person" of the Master Portfolio, as defined in the 1940 Act, is indicated by an asterisk.


                                            Principal Occupations
Name, Address and Age      Position         During Past 5 Years
---------------------      --------         ---------------------
Jack S. Euphrat, 73        Trustee          Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 44        Trustee,         Senior Vice President

                           Chairman and     of Stephens; Manager
                           President        of Financial Services
                                            Group; President of
                                            Stephens Insurance
                                            Services Inc.; Senior
                                            Vice President of
                                            Stephens Sports
                                            Management Inc.; and
                                            President of
                                            Investors Brokerage
                                            Insurance Inc.

Thomas S. Goho, 53         Trustee          T.B. Rose Faculty Fellow-Business,
321 Beechcliff Court                        Wake Forest University, Calloway
Winston-Salem, NC 27104                     School of Business
                                            and Accountancy; Associate
                                            Professor School of Business
                                            at Wake Forest University
                                            since 1983.



*Zoe Ann Hines, 46         Trustee          Senior Vice President
                                            of Stephens and
                                            Director of Brokerage
                                            Accounting; and
                                            Secretary of Stephens
                                            Resource Management.

*W. Rodney Hughes, 69      Trustee          Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 77        Trustee          Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 51       Trustee          Private Investor; Real Estate
10 Legrae Street                            Developer; Chairman
Charleston, SC 29401                        of Renaissance
                                            Properties Ltd.;
                                            President of Morse
                                            Investment
                                            Corporation; and Co-
                                            Managing Partner of
                                            Main Street Ventures.

Richard H. Blank, Jr., 39  Chief            Associate of
                           Operating        Financial Services
                           Officer,         Group of Stephens;
                           Secretary and    Director of Stephens
                           Treasurer        Sports Management
                                            Inc.; and Director of
                                            Capo Inc.


                      COMPENSATION TABLE

           For the Fiscal Year Ended February 28, 1995


                                                Total Compensation
                     Aggregate Compensation      from Registrant
Name and Position        from Registrant         and Fund Complex
-----------------    ----------------------     ------------------
Jack S. Euphrat                $0                      $34,188
    Trustee

*R. Greg Feltus                 0                         0
    Trustee

Thomas S. Goho                  0                       34,188
    Trustee

*Zoe Ann Hines                  0                         0
    Trustee

*W. Rodney Hughes               0                       32,188
    Trustee

Robert M. Joses                 0                       34,188
    Trustee

*J. Tucker Morse                0                       32,188
    Trustee

         Trustees of the Master Portfolio who are not officers or employees of Stephens or Wells Fargo Bank are not compensated by the Master Portfolio for their services but are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Trustees who are affiliated with Stephens or Wells Fargo Bank also do not receive compensation from the Master Portfolio and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Each of the officers and Trustees of the Master Portfolio serves in the identical capacity as officers and Directors of Overland Express Funds, Inc., Stagecoach Funds, Inc. and Stagecoach Inc., and as Trustees and/or Officers of Master Investment Trust, Stagecoach Trust, Life & Annuity Trust and Managed Series Investment Trust, each of which are registered open-end management investment companies and each of which is considered to be in the same "fund complex", as such term is defined in Form N-1A under the 1940 Act, as the Master Portfolio. The Trustees are compensated by other Companies and Trusts within the fund complex for their services as directors/trustees to such Companies and Trusts. Currently, the Trustees do not receive any compensation from the Master Portfolio (although they are reimbursed for out-of-pocket expenses) and do not receive any retirement benefits or deferred compensation from the Master Portfolio or fund complex.

         There ordinarily will be no meetings of interestholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by interestholders, at which time the Trustees then in office will call a interestholders' meeting for the election of Trustees. Under the Master Portfolio's Amended and Restated Declaration of Trust (the "Declaration of Trust"), interestholders of record of not less than two-thirds of the outstanding shares of the Master Portfolio may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Master Portfolio's Declaration of Trust, the Trustees are required to call a meeting of interestholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the interestholders of record of not less than 10% of the Master Portfolio's outstanding shares.

Item 15.  Control Persons and Principal Holders of Securities.


         As of December 15, 1995 each LifePath Fund owned approximately 100% of the outstanding interests in the corresponding LifePath Master Series and therefore could be considered to be a controlling person of each of the corresponding LifePath Master Series for purposes of the 1940
Act.

Item 16.  Investment Advisory and Other Services.


         Investment Advisory Agreement. BGFA provides investment advisory services to each Master Series pursuant to separate Investment Advisory Contracts (each, a "BGFA Advisory Contract") dated January 1, 1996 with the Master Portfolio. As to each Master Series, the applicable BGFA Advisory Contract is subject to annual approval by (i) the Master Portfolio's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Series, provided that in either event the continuance also is approved by a majority of the Master Portfolio's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Master Portfolio or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Series, the BGFA Advisory Contract is terminable without penalty, on 60 days' written notice, by the Master Portfolio's Board of Trustees or by vote of the holders of a majority of such Master Series' shares, or, after the Reapproval Date, on not less than 60 days' written notice, by BGFA. The applicable BGFA Advisory Contract terminates automatically, as to the relevant Master Series, in the event of its assignment (as defined in the 1940 Act).



         Prior to January 1, 1996, Wells Fargo Bank provided investment advisory services to each Master Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") dated
February 25, 1994 with the Master Portfolio.


         For the fiscal year ended February 28, 1995, the Master
Series paid the following advisory fees to Wells Fargo Bank, with no fee waivers:


                                                Fees Paid
                                                ---------
LifePath 2000 Master Series                     $217,676
LifePath 2010 Master Series                     $158,218
LifePath 2020 Master Series                     $252,413
LifePath 2030 Master Series                     $156,397
LifePath 2040 Master Series                     $189,121


         Sub-Investment Advisory Agreement. Prior to January 1, 1996, WFNIA provided sub-investment advisory services to each Master Series pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated February 25, 1994 with Wells Fargo Bank.

         For the fiscal year ended February 28, 1995, Wells
Fargo Bank paid the following sub-advisory fees to WFNIA, with no fee waivers:


                               Fees Paid
                               ---------
Lifepath 2000 Master Series    $159,494
LifePath 2010 Master Series    $115,647
LifePath 2020 Master Series    $184,341
LifePath 2030 Master Series    $114,426
LifePath 2040 Master Series    $138,511


    Administration Agreement. Stephens provides administrative services to the Master Portfolio pursuant to an Administration Agreement dated February 25, 1994 (the "Administration Agreement"). Under the Administration Agreement, Stephens provides as administrative services, among other things:
(i) general supervision of the operation of the Master Portfolio and the Master Series, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodians, interestholder servicing agent(s), independent auditors and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and interestholder reports for the Master Series; and
(iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Master Portfolio's officers and Board of Trustees. Stephens also furnishes office space and certain facilities required for conducting the business of the Master Portfolio together with those ordinary clerical and bookkeeping services that are not being furnished by Wells Fargo. Stephens also pays the compensation of the Master Portfolio's Trustees, officers and employees who are affiliated with Stephens.

    Stephens is not entitled to compensation for providing administrative services to a Master Series so long as Stephens receives fees for providing similar services to a fund of another investment company which invests all of its assets in such Master Series.


     Distribution Plan. The Master Portfolio's Board of Trustees has adopted, on behalf of each Master Series, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan was adopted by a majority of the Master Portfolio's Board of Trustees (including a majority of those Trustees who are not "interested persons" as defined in the 1940 Act of the Master Portfolio) on October 10, 1995. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by Barclays to Wells Fargo Bank in connection with the sale of WFNIA may be characterized as indirect payments by each Master Series to finance activities primarily intended to result in the sale of interests in such master Series. The Plan provides that if any portion of a Master Series' advisory fees (up to 0.25% of the average daily net assets of each Master Series on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Series such payment would be authorized pursuant to the Plan. The Master Series do not currently pay any amounts pursuant to the Plan.



     Custody Agreement. BZW Barclays Global Investors, N.A., ("BGI"), a wholly-owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A., Inc.), acts as custodian to the Master Portfolio. The custodian, among other things, maintains a custody account or accounts in the name of the Master Portfolio; receives and delivers all assets for the Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Master Portfolio and pays all expenses of the Master Portfolio.


Item 17.  Brokerage Allocation and Other Practices.


         General. BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. The primary consideration is prompt execution of orders at the most favorable net price.



         Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates over 100% are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.


         Purchases and sales of fixed-income securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the LifePath Master Series for such purchases and sales. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.

         On February 28, 1995, the LifePath Master Series owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

    LifePath 2000       MERRILL LYNCH & CO.               16,728
                        SALOMON INC.                       9,684
                        BEAR STEARNS & CO., INC.          24,300
                        MORGAN STANLEY GROUP              58,886

    LifePath 2010       MERRILL LYNCH & CO.               37,761
                        SALOMON INC.                      18,396
                        BEAR STEARNS & C0., INC.          18,375
                        LEHMAN BROTHERS HOLDINGS          14,500
                        MORGAN STANLEY                    24,929

    LifePath 2020       MERRILL LYNCH & CO.               97,170
                        SALOMON INC.                      45,468
                        BEAR STEARNS & CO., INC           33,188
                        MORGAN STANLEY GROUP              80,244

    LifePath 2030       MERRILL LYNCH & CO.               72,857
                        SALOMON INC.                      36,036
                        BEAR STEARNS & CO., INC.          24,938
                        MORGAN STANLEY GROUP              60,031

    LifePath 2040       MERRILL LYNCH & CO.              102,828
                        SALOMON INC.                      50,760
                        BEAR STEARNS & CO., INC.          13,875
                        LEHMAN BROTHERS HOLDINGS          12,688
                        MORGAN STANLEY GROUP              36,719

         Prior to January 1, 1996, WFNIA exercised general supervision over placing orders on behalf of each Master Series for the purchase or sale of portfolio securities and the brokerage allocation practices described above are applicable to WFNIA and the Master Series prior to January 1, 1996.


Item 18.  Capital Stock and Other Securities.

         Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in each Master Series. Investors in a Master Series are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of such Master Series. Upon liquidation or dissolution of a Master Series, investors are entitled to share pro rata in such Master Series' net assets available for distribution to its investors. Investments in the Master Series have no preference, pre-exemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Master Series may not be transferred. No certificates are issued.

         Each investor is entitled to a vote, with respect to matters effecting each of the Master Portfolio's series, in proportion to the amount of its investment in the Master Portfolio. Investors in the Master Portfolio do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in the Master Portfolio may elect all of the Trustees of the Master Portfolio if they choose to do so and in such event the other investors in the Master Portfolio would not be able to elect any Trustee. The Master Portfolio is not required to hold annual meetings of investors but the Master Portfolio will hold special meetings of investors when in the judgment of the Master Portfolio's Trustees it is necessary or desirable to submit matters for an investor vote.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Master Portfolio, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding interests of each Master Series affected by such matter. Rule 18f-2 further provides that a Master Series shall be deemed to be affected by a matter unless it is clear that the interests of such Master Series in the matter are identical or that the matter does not affect any interest of such Master Series. However, the Rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements of the Rule.

Item 19.  Purchase, Redemption and Pricing of Securities.

         Purchase of Securities. Beneficial interests in each Master Series are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Series may only be made by investment companies or certain other entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

         Suspension of Redemptions. The right of redemption of interests in the Master Series may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Master Series ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Master Series' investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Master Series' interestholders.

Pricing of Securities.


         The securities of the LifePath Master Series, including covered call options written by a LifePath Master Series, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices.
Portfolio securities which are traded primarily on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities are determined by consideration of other factors by or under the direction of the Master Portfolio's Board of Trustees or its delegates. Short- term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Master Portfolio's Board of Trustees.



         Restricted securities, as well as securities or other assets for which market quotations are not readily available or which are not valued by a pricing service approved by the Master Portfolio's Board of Trustees, are valued at fair value as determined in good faith by or under the direction of the Master Portfolio's Board of Trustees or its delegates. The Master Portfolio's Board of Trustees reviews the method of valuation on a current basis. In making a good faith valuation of restricted securities, the following are generally considered: restricted securities that are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which such securities were purchased. This discount may be revised periodically if BGFA believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by or under the direction of the Master Portfolio's Board of Trustees or its delegates.


         Any assets or liabilities initially expressed in terms of foreign currency are translated into dollars using information provided by pricing entities, such as Morgan Stanley

Capital International or Gelderman Data Service, or at a quoted market exchange rate as may be determined to be appropriate by BGFA. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of the foreign securities held by the LifePath Master Series. In addition, foreign securities held by a LifePath Master Series may be traded actively in securities markets which are open for trading on days when the LifePath Master Series does not determine its net asset value. Accordingly, there may be occasions when a LifePath Master Series does not calculate its net asset value but when the value of such Master Series' portfolio securities is affected by such trading activity.


         Fixed-income securities are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Master Portfolio's Board of Trustees. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Master Portfolio's officers under the general supervision of the Master Portfolio's Board of Trustees.

         Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of a LifePath Master Series' shares.

         New York Stock Exchange Closings. The holidays on which the New York Stock Exchange is closed currently are: New
Year's Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Item 20.  Tax Status.

         The Master Portfolio is organized as a business trust under Delaware law. Under the Master Portfolio's current method of operation as a partnership, no Master Series is subject to any income tax. However, each investor in a Master Series will be taxable on its share (as determined in accordance with the governing instruments of the Master Portfolio) of such Master Series' ordinary income and capital gain in determining its income tax liability. The determination of such share is made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

         The Master Portfolio's taxable year-end is the last day of February. Although the Master Portfolio is not subject to federal income tax, it files appropriate federal income tax returns.

         Each Master Series' assets, income and distributions are managed in such a way that an investor in the Master Series is able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its investable assets in the Master Series. Investors are advised to consult their own tax advisors as to the tax consequences of an investment in the Master Series.

Item 21.  Underwriters.

         The exclusive placement agent for the Master Portfolio is Stephens, which receives no compensation for serving in this capacity. Registered broker/dealers and investment companies, insurance company separate accounts, common and commingled trust funds, group trusts and similar organizations and entities which constitute accredited investors, as defined in the regulations adopted under the 1933 Act, may continuously invest in a Master Series of the Master Portfolio.

Item 22.  Calculations of Performance Data.

         Not applicable.

Item 23.  Financial Information.


         For the fiscal year ended February 28, 1995, Cooper & Lybrand L.L.P. served as the Master Portfolio's independent auditors and expressed an unqualified opinion on the financial statements of the Master Portfolio. For the fiscal year ending on the last day of February, 1996, and pursuant to the recommendation of the Master Portfolio's Audit Committee, the Board of Trustees selected KPMG Peat Marwick LLP as the independent auditors for the Master Portfolio. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.



         The audited financial statements for the LifePath Master Series are incorporated in this Part B by reference to the financial statements contained in Amendment No. 2 to the Master Portfolio's Registration Statement on Form N-1A as filed with the SEC on June 28, 1995. The unaudited financial statements for the six-month period ended August 31, 1995 for the LifePath Master Series are incorporated in this Part B by reference to the financial statements contained in Amendment No. 3 to the Master Portfolio's Registration Statement on Form N-1A as filed with the SEC on or about January 5, 1996.

                           APPENDIX

         Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

S&P

Bond Ratings

                              AAA

         Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                              AA

         Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                               A

         Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                              BBB

         Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

Commercial Paper Rating

         The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

Moody's

Bond Ratings

                              Aaa

         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                              Aa

         Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                               A

         Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                              Baa

         Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

         The rating Prime-1 ("P-1") is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and this ordinarily is evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily is evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, are more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                              AAA

         Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                              AA

         Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

                               A

         Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                              BBB

         Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.

Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                             F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

                              F-2

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

Duff

Bond Ratings

                              AAA

         Bonds rated "AAA" are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                              AA

         Bonds rated "AA" are considered high credit quality.
Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               A

         Bonds rated "A" have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                              BBB

         Bonds rated "BBB" are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

         The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated "Duff-1" is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

IBCA

Bond and Long-Term Ratings

         Obligations rated "AAA" by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated "AA" by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

Commercial Paper and Short-Term Ratings

         The designation "A1" by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated "A1+" are supported by the highest capacity for timely repayment. Obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

International and U.S. Bank Ratings

         An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or interestholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS - 49.60%
     32,791  Abbott Laboratories                       $    991,989  $  1,270,651
      4,449  Advanced Micro Devices+                        123,461       150,154
      4,629  Aetna Life & Casualty Co                       266,937       315,929
      4,775  Ahmanson (H F) & Co                             89,381       113,406
      4,581  Air Products & Chemicals Inc                   203,319       245,656
     20,240  Airtouch Communications+                       491,451       657,800
      1,151  Alberto-Culver Co Class B                       27,273        32,804
     10,330  Albertson's Inc                                288,545       329,269
      9,132  Alcan Aluminium Ltd                            206,145       297,932
      2,249  Alco Standard Corp                             125,196       181,045
      1,801  Alexander & Alexander Services                  38,778        41,648
      2,591  Allergan Inc                                    64,338        78,702
     11,609  Allied Signal Inc                              428,352       515,149
     18,483  Allstate Corp                                  508,485       626,112
      7,690  Alltel Corp                                    233,421       217,243
      7,336  Aluminum Co of America                         274,579       419,069
      3,356  ALZA Corp+                                      77,767        79,705
      4,648  Amdahl Corp+                                    32,723        42,413
      3,807  Amerada Hess Corp                              192,129       180,357
      7,755  American Brands Inc                            266,065       325,710
      7,520  American Electric Power Inc                    268,596       256,620
     20,312  American Express Corp                          601,875       820,097
      8,312  American General Corp                          260,015       292,998
      3,044  American Greetings Corp Class A                 91,403        93,603
     12,637  American Home Products Corp                    818,926       973,049
     19,422  American International Group Inc             1,244,507     1,565,899
      6,071  American Stores Co                             141,456       178,336
     22,758  Ameritech Corp                                 945,833     1,166,348
     10,868  Amgen Inc+                                     260,780       520,306
     20,399  Amoco Corp                                   1,186,176     1,300,436
      8,848  AMP Inc                                        298,327       359,450
      3,132  AMR Corp+                                      200,351       220,806
      1,524  Andrew Corp+                                    38,968        88,773
     10,624  Anheuser-Busch Inc                             536,165       606,896
      4,984  Apple Computer Inc                             156,530       214,312

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
      3,436  Applied Materials Inc+                    $    182,543  $    357,344
     22,198  Archer-Daniels-Midland Co                      341,942       369,043
      4,192  Armco Inc+                                      27,182        26,200
      1,546  Armstrong World Industries Inc                  66,277        88,702
      1,663  ASARCO Inc                                      37,487        53,840
      2,495  Ashland Inc                                     84,192        81,711
     65,005  AT & T Corp                                  3,637,160     3,672,783
      6,573  Atlantic Richfield Corp                        730,385       717,279
      1,970  Autodesk Inc                                    55,527        90,866
      5,928  Automatic Data Processing                      324,725       385,320
      2,207  Avery Dennison Corp                             67,368        90,487
      2,806  Avon Products Inc                              156,400       198,174
      5,739  Baker Hughes Inc                               130,335       129,128
      1,258  Ball Corp                                       37,874        42,772
      1,940  Bally Entertainment Corp+                       16,863        23,523
      5,998  Baltimore Gas & Electric Co                    148,786       157,448
     16,633  Banc One Corp                                  561,620       559,285
      4,558  Bank of Boston Corp                            121,521       200,552
      7,873  Bank of New York Inc                           264,725       342,476
     15,362  BankAmerica Corp                               700,743       867,953
      3,176  Bankers Trust N Y Corp                         224,605       218,747
      2,073  Bard (C R) Inc                                  51,814        64,263
      3,992  Barnett Banks Inc                              176,134       228,043
     14,458  Barrick Gold Corp                              390,820       366,872
        576  Bassett Furniture Industries                    17,721        14,256
      2,473  Bausch & Lomb Inc                              106,940        98,302
     11,494  Baxter International Inc                       312,447       448,266
      2,817  Becton Dickenson & Co                          118,012       158,808
     17,883  Bell Atlantic Corp                           1,037,773     1,068,509
     20,365  BellSouth Corp                               1,198,807     1,400,094
      2,095  Bemis Co Inc                                    49,722        60,755
      2,181  Beneficial Corp                                 84,208       107,142
      4,392  Bethlehem Steel Corp+                           76,158        64,233
      4,015  Beverly Enterprises+                            48,665        53,199
      4,727  Biomet Inc+                                     54,745        76,223

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
      3,450  Black & Decker Corp                       $     76,763  $    111,694
      4,240  Block (H & R) Inc                              172,090       165,360
      5,255  Boatmen's Bancshares Inc                       160,603       194,435
     13,979  Boeing Co                                      600,857       891,161
      1,866  Boise Cascade Corp                              48,671        80,005
      6,079  Boston Scientific Corp+                        130,245       241,640
      1,170  Briggs & Stratton Corp                          42,504        44,314
     20,913  Bristol-Myers Squibb Co                      1,220,230     1,435,155
        707  Brown Group Inc                                 23,219        12,903
      2,862  Brown-Forman Corp Class B                       81,258       105,894
      8,719  Browning-Ferris Industries Inc                 247,848       293,176
         88  Bruno's Inc                                        821           902
      3,851  Brunswick Corp                                  68,841        77,501
      3,689  Burlington Northern Inc                        203,111       255,463
      5,210  Burlington Resources Inc                       222,189       212,959
      2,926  Cabletron Systems Inc+                         155,068       154,712
     10,197  Campbell Soup Co                               426,773       466,513
      6,299  Capital Cities/ABC Inc                         431,323       724,385
      6,380  Carolina Power & Light Co                      192,870       195,388
      8,219  Caterpillar Inc                                388,933       551,700
      2,460  CBS Inc                                        146,283       196,185
      1,222  Centex Corp                                     42,534        35,744
      7,739  Central & South West Corp                      221,871       189,606
      1,848  Ceridian Corp+                                  42,693        80,850
      3,821  Champion International Corp                    130,745       216,364
      4,109  Charming Shoppes Inc                            43,096        21,572
      7,316  Chase Manhattan Corp                           256,750       420,670
      9,956  Chemical Banking Corp Class A                  399,697       579,937
     26,752  Chevron Corp                                 1,247,218     1,294,128
     15,116  Chrysler Corp                                  712,633       814,375
      3,600  Chubb Corp                                     298,235       328,500
      2,938  CIGNA Corp                                     197,143       284,252
      1,446  Cincinnati Milacron Inc                         33,289        47,899
      6,333  Cinergy Corp                                   151,109       162,283
      3,883  Circuit City Stores Inc                         97,604       133,964

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
     10,942  Cisco Systems Inc+                        $    359,780  $    718,069
     16,276  Citicorp                                       632,543     1,080,320
      2,118  Clorox Co                                      115,415       143,230
      4,226  Coastal Corp                                   118,576       138,402
     52,014  Coca-Cola Co                                 2,432,365     3,341,900
      5,934  Colgate-Palmolive Co                           343,838       403,512
      2,037  Columbia Gas System Inc+                        52,798        71,804
     18,202  Columbia HCA Healthcare Corp                   754,015       855,494
      9,796  Comcast Corp Class A                           192,606       209,390
      1,756  Community Psychiatric Centers+                  22,336        20,633
     10,723  Compaq Computer Corp+                          293,062       512,023
      6,559  Computer Associates International Inc          273,704       455,851
      2,283  Computer Sciences Corp+                         90,795       137,551
     10,091  ConAgra Inc                                    285,273       382,197
      3,215  Conrail Inc                                    180,108       216,209
      9,608  Consolidated Edison Co                         308,179       271,426
      1,704  Consolidated Freightways                        35,862        44,091
      3,829  Consolidated Natural Gas Co                    176,002       147,895
      4,739  Cooper Industries Inc                          215,842       180,082
      3,438  Cooper Tire & Rubber Co                         87,634        89,388
      1,572  Coors (Adolph) Co Class B                       28,950        26,724
      5,917  CoreStates Financial Corp                      166,252       218,929
      9,330  Corning Inc                                    294,315       304,391
      5,959  CPC International Inc                          290,987       374,672
      1,251  Crane Co                                        35,451        45,036
      1,039  Cray Research Inc+                              23,244        24,157
      3,652  Crown Cork & Seal Co+                          141,269       164,362
      4,309  CSX Corp                                       335,106       355,493
      6,994  CUC International Inc+                         184,175       238,670
      1,677  Cummins Engine Co Inc                           74,103        65,822
      3,778  Cyprus Amax Minerals                           102,564       105,784
      4,049  Dana Corp                                      108,740       120,964
      6,423  Darden Restaurants Inc+                         69,363        65,836
      1,472  Data General Corp+                              13,147        14,352
      2,913  Dayton-Hudson Corp                             205,007       213,013

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
      6,923  Dean Witter Discover & Co                 $    274,335  $    353,073
      3,503  Deere & Co                                     259,096       299,507
      2,071  Delta Air Lines Inc                            111,942       154,031
      3,412  Deluxe Corp                                    112,333       106,625
      5,860  Detroit Edison Co                              183,555       179,463
      3,781  Dial Corp                                       80,754        90,744
      5,959  Digital Equipment Corp+                        206,623       248,788
      4,622  Dillard Department Stores Inc Class A          153,154       142,704
     21,370  Disney (Walt) Co                               951,608     1,199,391
      7,013  Dominion Resources Inc                         300,507       253,345
      6,249  Donnelley (R R) & Sons Co                      192,584       237,462
      2,319  Dover Corp                                     130,932       184,940
     11,373  Dow Chemical Co                                717,717       841,602
      3,986  Dow Jones & Co Inc                             136,445       145,987
      7,372  Dresser Industries Inc                         160,298       176,928
      4,634  DSC Communications Corp+                       146,815       243,285
      8,331  Duke Power Co                                  339,555       338,447
      6,893  Dun & Bradstreet Corp                          412,099       398,932
     22,672  DuPont (E I) de Nemours                      1,233,122     1,482,182
        896  Eastern Enterprises                             23,664        27,440
      3,401  Eastman Chemical Co                            176,064       219,790
     13,973  Eastman Kodak Co                               681,496       805,194
      3,178  Eaton Corp                                     162,464       172,009
      2,449  Echlin Inc                                      77,815        84,491
      4,523  Echo Bay Mines Ltd                              51,152        46,926
      2,767  Ecolab Inc                                      61,458        75,747
      2,194  EG & G Inc                                      37,715        41,686
      9,559  Emerson Electric Co                            583,069       682,274
      5,908  Engelhard Corp                                 105,778       166,901
     10,361  Enron Corp                                     345,620       348,389
      2,616  Enserch Corp                                    46,556        42,837
      9,308  Entergy Corp                                   292,169       223,392
     51,015  Exxon Corp                                   3,297,084     3,507,281
      2,254  Federal Express Corp+                          143,671       161,725
      7,421  Federal Home Loan Mortgage Corp                399,909       476,799

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
     11,241  Federal National Mortgage Assoc           $    889,859  $  1,072,110
      1,758  Federal Paper Board Co                          42,422        69,661
      3,758  First Chicago Corp                             178,760       238,163
      4,863  First Data Corp                                244,089       283,878
      3,355  First Fidelity Bancorp                         155,645       219,333
      3,195  First Interstate Bancorp                       221,941       305,123
        866  First Mississippi Corp                          14,179        28,686
      7,182  First Union Corp                               315,570       359,998
      5,745  Fleet Financial Group Inc                      189,046       212,565
      1,902  Fleetwood Enterprises Inc                       42,032        37,327
      1,528  Fleming Co Inc                                  43,323        44,503
      3,391  Fluor Corp                                     153,219       198,374
      1,511  FMC Corp+                                       79,376       116,347
     42,158  Ford Motor Co                                1,188,217     1,291,089
      1,504  Foster Wheeler Corp                             50,514        55,460
      7,588  FPL Group Inc                                  283,021       294,984
      8,421  Freeport McMoRan Copper & Gold Inc Class B     229,255       196,841
      3,096  Fruit of the Loom Inc Class A+                  83,650        72,756
      5,738  Gannett Co Inc                                 296,780       306,983
      5,878  Gap Inc                                        192,090       188,831
      2,586  General Dynamics Corp                          113,887       136,088
     69,578  General Electric Co                          3,501,314     4,096,405
      6,423  General Mills Inc                              321,854       331,587
     30,842  General Motors Corp                          1,437,483     1,449,574
      4,663  General Public Utilities                       138,541       133,478
      3,373  General Re Corp                                417,316       501,312
      1,927  General Signal Corp                             65,925        68,409
      4,987  Genuine Parts Co                               186,362       196,363
      3,698  Georgia-Pacific Corp                           253,013       332,820
      2,485  Giant Food Inc Class A                          57,060        77,346
      1,440  Giddings & Lewis Inc                            29,573        23,580
     18,170  Gillette Co                                    595,411       758,598
      2,490  Golden West Financial                          101,381       118,898
      1,034  Goodrich (B F) Co                               46,876        61,523

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
      6,233  Goodyear Tire & Rubber Co                 $    248,777  $    249,320
      3,847  Grace (W R) & Co                               158,425       256,306
      2,084  Grainger (W W) Inc                             122,978       123,998
      1,572  Great Atlantic & Pacific Tea Co                 39,036        44,606
      2,789  Great Lakes Chemical Corp                      187,178       184,423
      5,435  Great Western Financial Corp                    98,847       127,043
     39,806  GTE Corp                                     1,405,021     1,457,895
      4,664  Halliburton Co                                 169,515       197,637
      1,433  Handleman Co                                    15,882        13,614
      3,170  Harcourt General Inc                           121,818       131,951
      1,201  Harland (John H) Co                             29,312        26,572
      1,942  Harnischfeger Industries Inc                    47,673        71,369
      4,193  Harrah's Entertainment Inc+                    125,645       133,652
      1,609  Harris Corp                                     70,482        92,719
      3,562  Hasbro Inc                                     124,208       115,320
      9,954  Heinz (H J) Co                                 371,417       421,801
        996  Helmerich & Payne Inc                           30,214        28,511
      4,774  Hercules Inc                                   170,292       265,554
      3,191  Hershey Foods Corp                             158,971       191,061
     20,938  Hewlett Packard Co                             914,822     1,675,040
      1,964  Hilton Hotels Corp                             108,592       130,606
     19,518  Home Depot Inc                                 824,458       778,280
      5,645  Homestake Mining Co                            104,598        93,143
      5,284  Honeywell Inc                                  188,547       231,175
      3,972  Household International Inc                    152,161       222,929
      5,339  Houston Industries Inc                         228,010       226,240
      4,672  Illinois Tool Works Inc                        189,547       286,160
      4,755  Inco Ltd                                       114,607       166,425
      4,325  Ingersoll-Rand Co                              152,563       163,809
      1,847  Inland Steel Industries Inc                     56,692        50,562
     34,006  Intel Corp                                   1,158,904     2,087,118
      1,779  Intergraph Corp+                                19,377        22,015
     23,883  International Business Machines Corp         1,402,069     2,468,905
      4,601  International Flavors & Fragrances             190,500       220,273
      5,206  International Paper Co                         357,643       426,241

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
      3,098  Interpublic Group Cos Inc                 $     99,068  $    120,435
      4,372  ITT Corp                                       386,054       523,001
      3,279  James River Corp                                65,316       113,945
      1,967  Jefferson-Pilot Corp                           103,683       123,675
     26,498  Johnson & Johnson                            1,250,784     1,828,362
      1,641  Johnson Controls Inc                            87,536        99,896
      1,802  Jostens Inc                                     34,891        43,248
     18,655  K Mart Corp                                    359,395       254,174
      1,304  Kaufman & Broad Home Corp                       23,074        17,441
      9,049  Kellogg Co                                     499,744       610,808
      2,146  Kerr-McGee Corp                                107,754       118,030
      9,914  KeyCorp                                        302,445       307,334
      6,588  Kimberly-Clark Corp                            337,973       420,809
      1,551  King World Productions+                         59,288        58,938
      2,231  Knight-Ridder Inc                              122,026       125,494
      4,730  Kroger Co+                                     107,894       154,316
     11,160  Laidlaw Inc Class B                             98,169       100,440
     12,039  Lilly (Eli) & Co                               683,977       985,693
     14,624  Limited Inc                                    301,233       270,544
      3,931  Lincoln National Corp                          167,795       169,033
      3,141  Liz Claiborne Inc                               63,750        71,458
      8,182  Lockheed Martin Corp                           380,633       498,079
      2,407  Loews Corp                                     266,328       316,220
        885  Longs Drug Stores Corp                          29,396        32,745
      3,435  Loral Corp                                     123,685       188,066
      1,423  Louisiana Land & Exploration Co                 60,605        54,430
      4,597  Louisiana-Pacific Corp                         152,282       109,179
      6,494  Lowe's Co Inc                                  183,426       215,926
      1,017  Luby's Cafeterias Inc                           23,355        20,213
      3,133  Mallinckrodt Group Inc                         100,709       117,879
      2,522  Manor Care Inc                                  63,444        81,650
      5,022  Marriott International                         140,732       178,281
      2,970  Marsh & McLennan Companies Inc                 251,989       244,654
      6,484  Masco Corp                                     190,342       181,552
      9,058  Mattel Inc                                     185,301       262,682

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
     10,127  May Co Department Stores Co               $    405,084  $    429,132
      4,377  Maytag Corp                                     73,340        67,844
      6,029  MBNA Corp                                      146,556       214,030
      2,235  McDermott International Inc                     62,235        50,846
     28,546  McDonald's Corp                                841,053     1,041,929
      4,867  McDonnell Douglas Corp                         184,651       390,577
      2,003  McGraw-Hill Inc                                139,948       157,736
     27,764  MCI Communications                             676,758       668,071
      2,465  Mead Corp                                      115,732       151,289
      4,676  Medtronic Inc                                  208,147       441,298
      6,061  Mellon Bank Corp                               226,379       287,140
      4,357  Melville Corp                                  177,397       145,415
      1,529  Mercantile Stores Co Inc                        55,163        70,143
     50,753  Merck & Co Inc                               1,816,330     2,531,306
      1,192  Meredith Corp                                   25,086        46,786
      7,208  Merrill Lynch & Co Inc                         317,694       415,361
      8,440  Micron Technology Inc                          190,544       648,825
     23,867  Microsoft Corp+                              1,388,610     2,207,698
      2,102  Millipore Corp                                  42,892        73,307
     17,183  Minnesota Mining & Manufacturing Co            925,785       938,621
     16,284  Mobil Corp                                   1,340,034     1,551,051
      4,795  Monsanto Co                                    342,640       454,926
      4,095  Moore Corp Ltd                                  77,799        85,483
      7,731  Morgan (J P) & Co Inc                          529,883       563,397
      1,399  Morrison Knudsen Corp                           26,034        10,842
      5,998  Morton International Inc                       174,276       194,935
     24,178  Motorola Inc                                 1,243,274     1,807,306
        433  NACCO Industries Inc Class A                    21,021        24,898
      2,819  Nalco Chemical Co                               96,912        98,665
      5,996  National City Corp                             164,519       178,381
      5,076  National Semiconductor+                         90,512       143,397
      1,968  National Service Industries Inc                 50,900        57,072
     11,261  NationsBank                                    561,187       691,144
      3,072  Navistar International Corp+                    61,910        39,936
      6,579  NBD Bancorp Inc                                208,478       235,199

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
      4,062  New York Times Co Class A                 $     98,822  $    101,042
      6,417  Newell Co                                      132,765       160,425
      3,499  Newmont Mining Corp                            140,650       152,207
      5,854  Niagara Mohawk Power Corp                      114,667        70,248
      2,078  NICOR Inc                                       56,753        53,249
      3,034  Nike Inc Class B                               179,511       281,024
      4,867  NorAm Energy Corp                               36,449        34,677
      3,394  Nordstrom Inc                                  123,807       140,003
      5,504  Norfolk Southern Corp                          369,182       389,408
      2,741  Northern States Power Co                       121,903       116,835
     10,337  Northern Telecom Ltd                           313,537       379,885
      2,062  Northrop Grumman Corp                           82,504       125,524
     13,270  Norwest Corp                                   343,487       399,759
     14,970  Novell Inc+                                    288,523       269,460
      3,579  Nucor Corp                                     194,631       175,371
     17,463  NYNEX Corp                                     733,553       785,835
     13,029  Occidental Petroleum Corp                      263,337       283,381
      1,965  Ogden Corp                                      43,814        45,686
      6,238  Ohio Edison Co                                 139,705       134,897
      1,106  ONEOK Inc                                       21,649        24,194
     17,674  Oracle Systems Corp+                           419,076       709,169
      4,017  Oryx Energy Co+                                 75,105        54,230
        863  Outboard Marine Corp                            16,845        18,447
      2,024  Owens Corning Fiberglass+                       79,914        79,442
      1,590  PACCAR Inc                                      80,922        78,705
      3,354  Pacific Enterprises                             82,992        80,496
     17,719  Pacific Gas & Electric Co                      554,974       509,421
     17,323  Pacific Telesis Group                          540,336       491,540
     11,582  PacifiCorp                                     221,024       209,924
      4,671  Pall Corp                                       89,177       102,178
      6,116  Panhandle Eastern Corp                         138,902       152,900
      2,989  Parker Hannifin Corp                            75,222       118,439
      8,993  PECO Energy Co                                 262,634       239,439
      9,475  Penney (J C) Co Inc                            448,720       428,744
      1,895  Pennzoil Co                                    107,468        83,380

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
      1,470  Peoples Energy Corp                       $     42,619  $     40,058
      2,495  Pep Boys-Manny Moe & Jack                       69,616        68,613
     32,339  Pepsico Inc                                  1,241,983     1,463,340
      1,708  Perkin-Elmer Corp                               54,607        58,286
     25,924  Pfizer Inc                                     900,451     1,279,998
      2,862  Phelps Dodge Corp                              141,472       181,379
     34,702  Philip Morris Co Inc                         1,902,551     2,589,637
     10,674  Phillips Petroleum Co                          353,030       350,908
      3,506  Pioneer Hi Bred International Inc              126,603       150,758
      6,383  Pitney Bowes Inc                               246,767       259,309
      1,662  Pittston Services Group                         40,640        42,173
      9,791  Placer Dome Inc                                216,445       255,790
      9,562  PNC Bank Corp                                  269,277       251,003
      1,948  Polaroid Corp                                   68,757        84,982
      1,217  Potlatch Corp                                   51,063        48,224
      8,532  PPG Industries Inc                             307,809       364,743
      5,564  Praxair Inc                                    101,532       144,664
      2,604  Premark International Inc                       96,920       136,385
      7,844  Price/Costco Inc+                              136,636       132,368
     28,202  Procter & Gamble Co                          1,592,188     1,956,514
      3,939  Providian Corp                                 150,000       151,159
     10,024  Public Services Enterprise Group               316,741       275,660
      1,067  Pulte Corp                                      33,476        28,809
      5,432  Quaker Oats Co                                 186,391       188,762
      4,097  Ralston-Purina Group                           161,171       213,044
      1,795  Raychem Corp                                    70,105        78,756
      5,036  Raytheon Co                                    327,297       407,287
      3,315  Reebok International Ltd                        98,056       117,683
      2,137  Republic New York Corp                         125,130       120,206
      2,593  Reynolds Metals Co                             124,877       154,932
      3,433  Rite Aid Corp                                   67,786        96,124
      1,603  Roadway Services Inc                            93,079        88,165
      8,836  Rockwell International Corp                    325,942       395,411
      2,788  Rohm & Haas Co                                 153,931       166,583
      3,320  Rowan Co Inc+                                   28,384        26,975

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
     22,030  Royal Dutch Petroleum Co                  $  2,357,183  $  2,627,078
      6,567  Rubbermaid Inc                                 212,579       195,368
      1,586  Russell Corp                                    45,343        43,615
      2,198  Ryan's Family Steak House+                      17,596        16,485
      3,161  Ryder System Inc                                78,172        76,654
      2,569  SAFECO Corp                                    149,102       166,022
      2,320  Safety-Kleen Corp                               36,184        31,320
      4,288  Salomon Inc                                    189,041       164,552
      3,571  Santa Fe Energy Resources Inc+                  34,823        33,925
      6,139  Santa Fe Pacific Corp                          110,960       174,194
      5,343  Santa Fe Pacific Gold Corp                      76,224        64,784
     19,536  Sara Lee Corp                                  503,479       542,124
     24,947  SBC Communication Inc                        1,072,239     1,262,942
     18,201  SCEcorp                                        364,029       302,592
     15,534  Schering-Plough Corp                           527,979       724,273
      9,897  Schlumberger Ltd                               605,816       638,357
      3,070  Scientific-Atlanta Inc                          57,463        61,400
      6,116  Scott Paper Co                                 157,919       283,630
     15,180  Seagram Co Ltd                                 438,117       561,660
     15,862  Sears Roebuck & Co                             446,660       513,532
      3,895  Service Corp International                     102,848       136,325
        949  Shared Medical System Corp                      25,548        34,994
      5,314  Shawmut National Corp                          124,407       172,041
      3,543  Sherwin Williams Co                            120,887       127,105
      1,688  Shoney's Inc+                                   30,692        19,623
      2,081  Sigma Aldrich Corp                              77,330        99,888
      6,489  Silicon Graphics Inc+                          221,934       274,160
      1,773  Snap-On Inc                                     68,191        72,693
      3,537  Sonat Inc                                      112,544       112,300
     27,276  Southern Co                                    583,502       576,206
      5,776  Southwest Airlines Co                          145,529       149,454
        709  Springs Industries Inc Class A                  25,883        30,576
     14,293  Sprint Corp                                    485,181       507,402
      1,897  St Jude Medical Inc+                            64,223       113,109
      3,482  St Paul Co Inc                                 158,902       188,899

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
      1,850  Stanley Works                             $     76,188  $     81,863
      3,669  Stone Container Corp+                           52,493        79,801
      2,010  Stride Rite Corp                                28,716        22,613
      3,094  Sun Co Inc                                      90,443        82,378
      3,909  Sun Microsystems Inc+                          109,235       226,233
      4,839  SunTrust Banks Inc                             227,612       296,994
      2,902  Super Value Inc                                 92,712        85,972
      7,473  Sysco Corp                                     205,537       214,849
      4,677  Tandem Computers Inc+                           60,368        57,293
      3,005  Tandy Corp                                     123,452       186,686
      1,249  Tektronix Inc                                   36,426        56,986
     26,737  Tele-Communication Inc Class A+                484,531       494,635
      2,276  Teledyne Inc                                    53,874        54,391
      3,584  Tellabs Inc+                                   171,989       167,552
      2,263  Temple-Inland Inc                              100,848       117,110
      8,197  Tenet Healthcare Corp+                         112,493       130,127
      7,677  Tenneco Inc                                    380,533       372,335
     10,638  Texaco Inc                                     692,746       688,811
      7,696  Texas Instruments Inc                          296,035       576,238
      9,267  Texas Utilities Co                             377,787       322,028
      3,569  Textron Inc                                    199,118       244,477
        824  Thomas & Betts Corp                             52,540        55,620
     15,550  Time Warner Inc                                618,654       655,044
      5,126  Times Mirror Co Class A                        110,730       156,984
      1,266  Timken Co                                       42,561        57,128
      2,952  TJX Companies Inc                               70,430        36,900
      2,914  Torchmark Corp                                 139,930       116,560
     11,501  Toys R Us Inc+                                 396,403       299,026
      2,887  Transamerica Corp                              164,378       196,316
     13,110  Travelers Inc                                  528,881       629,280
      2,688  Tribune Co                                     146,909       180,096
      1,163  Trinova Corp                                    34,620        42,740
      2,615  TRW Inc                                        174,766       203,643
      3,140  Tyco International Inc                         152,942       185,653
      3,976  U.S. Bancorp                                   102,011       113,813

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
      6,552  U.S. Healthcare Inc                       $    296,202  $    209,664
        951  U.S. Life Corp                                  37,139        41,012
     19,276  U.S. West Inc                                  851,392       838,506
      8,746  Unicom Corp                                    242,316       245,981
      6,545  Unilever NV                                    741,204       809,126
      2,850  Union Camp Corp                                132,158       162,094
      6,111  Union Carbide Corp                             145,909       216,941
      4,156  Union Electric Co                              165,260       148,058
      8,441  Union Pacific Corp                             500,970       552,886
      6,978  Unisys Corp+                                    74,477        55,824
      7,097  United Healthcare Corp                         327,917       299,848
      2,271  United States Surgical                          51,194        57,627
      5,117  United Technologies Corp                       315,461       426,630
      9,910  Unocal Corp                                    283,802       288,629
      3,014  UNUM Corp                                      158,409       144,672
      7,095  Upjohn Co                                      218,776       300,651
      2,461  USAir Group Inc+                                26,527        19,996
      4,507  USF & G Corp                                    68,301        81,689
      8,230  UST Inc                                        231,333       224,268
     12,104  USX - Marathon Group                           223,069       249,645
      3,330  USX - US Steel Group                           115,397       109,058
      1,728  Varity Corp+                                    67,190        78,624
      2,627  VF Corp                                        121,839       143,828
     14,789  Viacom Inc Class B+                            603,504       719,115
      6,978  Wachovia Corp                                  256,665       277,376
     94,304  Wal Mart Stores Inc                          2,371,527     2,322,236
     10,122  Walgreen Co                                    211,605       247,989
      5,493  Warner Lambert Co                              395,295       496,430
      2,176  Wells Fargo & Co                               296,573       405,552
      4,139  Wendy's International Inc                       65,289        81,228
      2,114  Western Atlas Inc+                              84,819        95,923
     14,528  Westinghouse Electric Corp                     207,069       197,944
      2,764  Westvaco Corp                                   99,950       121,962
      8,431  Weyerhaeuser Co                                344,223       387,826
      3,076  Whirlpool Corp                                 181,851       167,642

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                 COST         VALUE
             COMMON STOCKS (CONTINUED)
      4,252  Whitman Corp                              $     68,335  $     85,040
      2,258  Willamette Industries Inc                      154,592       155,238
      4,154  Williams Co Inc                                126,405       152,140
      3,075  Winn-Dixie Stores Inc                          172,956       182,963
     19,794  WMX Technologies Inc                           557,193       581,449
      5,336  Woolworth Corp                                 113,480        71,369
      3,673  Worthington Industries Inc                      72,715        73,460
      4,768  Wrigley (Wm) Jr Co                             212,312       215,104
      4,407  Xerox Corp                                     402,527       532,145
      1,092  Yellow Corp                                     23,599        15,425
      1,782  Zenith Electronic Corp+                         15,611        15,147
        528  Zurn Industries Inc                             13,253        11,550
                                                       ------------  ------------

             TOTAL COMMON STOCKS                       $142,811,635  $169,747,960

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                     INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                             RATE            DATE         VALUE
             U.S. TREASURY SECURITIES - 20.22%
$ 3,300,000  U.S. Treasury Bonds                        6.25 %        08/15/23   $  3,093,750
  2,250,000  U.S. Treasury Bonds                        7.13          02/15/23      2,351,950
  6,200,000  U.S. Treasury Bonds                        7.25          05/15/16      6,535,178
  1,900,000  U.S. Treasury Bonds                        7.25          08/15/22      2,009,843
  2,050,000  U.S. Treasury Bonds                        7.50          11/15/24      2,247,313
  1,750,000  U.S. Treasury Bonds                        7.63          11/15/22      1,937,031
  2,700,000  U.S. Treasury Bonds                        7.63          02/15/25      3,011,340
  2,500,000  U.S. Treasury Bonds                        7.88          02/15/21      2,822,653
  5,600,000  U.S. Treasury Bonds                        8.00          11/15/21      6,424,242
  3,100,000  U.S. Treasury Bonds                        8.13          08/15/19      3,582,438
  3,450,000  U.S. Treasury Bonds                        8.13          05/15/21      4,000,917
  1,500,000  U.S. Treasury Bonds                        8.13          08/15/21      1,742,813
  2,300,000  U.S. Treasury Bonds                        8.50          02/15/20      2,762,875
  5,200,000  U.S. Treasury Bonds                        8.75          05/15/17      6,353,750
  6,300,000  U.S. Treasury Bonds                        8.75          08/15/20      7,764,750
  3,400,000  U.S. Treasury Bonds                        8.88          02/15/19      4,221,307
  1,500,000  U.S. Treasury Bonds                        9.00          11/15/18      1,884,375
  1,700,000  U.S. Treasury Bonds                        9.13          05/15/18      2,155,813
  1,800,000  U.S. Treasury Bonds                        9.25          02/15/16      2,292,750
  1,500,000  U.S. Treasury Bonds                        9.88          11/15/15      2,012,342
                                                                                 ------------

             TOTAL U.S. TREASURY SECURITIES                                      $ 69,207,430
             (Cost $61,940,998)

MASTER INVESTMENT PORTFOLIO -- ASSET ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                     YIELD TO        MATURITY
 PRINCIPAL   SECURITY NAME                           MATURITY          DATE         VALUE
             SHORT-TERM INSTRUMENTS - 30.02%
$ 1,157,000  U.S. Treasury Bills                        5.20 %        09/28/95   $  1,152,308
    876,000  U.S. Treasury Bills                        5.34          09/07/95        875,125
 24,463,000  U.S. Treasury Bills                        5.37          10/05/95     24,338,764
  1,661,000  U.S. Treasury Bills                        5.38          10/12/95      1,650,877
  2,470,000  U.S. Treasury Bills                        5.39          10/19/95      2,452,439
  3,950,000  U.S. Treasury Bills                        5.40          11/02/95      3,913,940
  1,570,000  U.S. Treasury Bills                        5.41          11/09/95      1,554,050
  6,559,000  U.S. Treasury Bills                        5.41          11/16/95      6,485,467
 60,612,000  U.S. Treasury Bills                        5.42          11/24/95     59,863,805
    455,000  U.S. Treasury Bills                        5.54          09/21/95        453,629
                                                                                 ------------

             TOTAL SHORT-TERM INSTRUMENTS                                        $102,740,404
             (Cost $102,736,329)

             TOTAL INVESTMENTS IN SECURITIES
              (Cost $307,488,962)*
                (Notes 1 and 3)                        99.84%                    $341,695,794
              Other Assets and Liabilities, Net         0.16                          561,195
                                                      ------                     ------------

              TOTAL NET ASSETS                        100.00%                    $342,256,989
                                                      ------                     ------------
                                                      ------                     ------------

-------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  37,399,052
Gross Unrealized Depreciation      (3,192,220)
                                -------------

NET UNREALIZED APPRECIATION     $  34,206,832
                                -------------
                                -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MASTER INVESTMENT PORTFOLIO -- BOND INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                     INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                             RATE            DATE         VALUE
             CORPORATE BONDS & NOTES - 23.80%
             BANK & FINANCE - 5.78%
$   500,000  American Express Co                        8.63 %        05/15/22   $    538,997
    500,000  BankAmerica Corp                           7.20          04/15/06        504,375
    750,000  Chrysler Financial Corp                    5.38          10/15/98        727,175
  1,500,000  CIT Group Holdings                         6.63          06/15/05      1,468,437
  1,000,000  Commercial Credit Corp                     8.70          06/15/10      1,170,053
    500,000  First Union Corp                           6.63          07/15/05        486,215
    500,000  General Electric Capital Corp              8.75          05/21/07        577,319
    500,000  International Lease Finance                7.90          10/01/96        508,484
    500,000  Lehman Brothers Inc                        9.88          10/15/00        553,790
    500,000  NationsBank Corp                           6.88          02/15/05        493,124
                                                                                 ------------

                                                                                 $  7,027,969

             INDUSTRIALS - 8.78%
$   500,000  Anheuser Busch Co                          8.75 %        12/01/99   $    543,549
    500,000  Archer-Daniels-Midland Co                  8.38          04/15/17        555,400
    500,000  Caterpillar Inc                            8.00          02/15/23        523,199
    500,000  Dow Chemical Co                            8.63          04/01/06        565,555
    500,000  DuPont (El) De Nemours                     6.00          12/01/01        483,165
  1,000,000  Eastman Chemicals Co                       6.38          01/15/04        967,022
    500,000  Ford Capital BV                            9.00          08/15/98        533,477
    500,000  Ford Motor Co                              8.88          04/01/06        569,219
    750,000  Ford Motor Credit Corp                     7.75          10/01/99        780,989
    750,000  General Motors Corp                        8.13          04/15/16        754,955
    500,000  Hertz Corp                                 6.38          10/15/05        478,494
    500,000  Hertz Corp                                 6.50          04/01/00        494,733
    500,000  International Business Machines            6.38          06/15/00        497,558
    500,000  Kmart Corp                                12.50          03/01/05        660,099
    500,000  PepsiCo Inc                                7.00          11/15/96        504,701
    500,000  Philip Morris Co                           7.13          10/01/04        499,575
    500,000  Seagram (J) & Sons                         9.75          06/15/00        514,988
    750,000  Weyerhaeuser Co                            7.50          03/01/13        766,308
                                                                                 ------------

                                                                                 $ 10,692,986

MASTER INVESTMENT PORTFOLIO -- BOND INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                     INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                             RATE            DATE         VALUE
             CORPORATE BONDS & NOTES (CONTINUED)
             INTERNATIONAL AGENCIES - 0.38%
$   500,000  International Bank of Reconstruction &
               Development                              5.25 %        09/16/03   $    466,358

             TELECOMMUNICATIONS - 1.37%
$   750,000  GTE North Inc                              6.00 %        01/15/04   $    714,229
    500,000  New York Telephone Co                      5.88          09/01/03        468,990
    500,000  Southwestern Bell Telephone Co             6.75          06/01/08        486,348
                                                                                 ------------

                                                                                 $  1,669,567

             UTILITIES - 3.65%
$   500,000  Alabama Power Co                           8.50 %        05/01/22   $    516,543
    500,000  Hydro-Quebec                               8.50          12/01/29        539,055
    500,000  Pennsylvania Power & Light Co              7.75          05/01/02        519,571
    750,000  Philadelphia Electric Co                   8.75          04/01/22        802,142
    500,000  Public Service Electric & Gas Co           6.13          08/01/02        480,443
    500,000  Public Service Electric & Gas Co           8.75          11/01/21        525,440
    500,000  Victoria (Province of) Public Authority    8.45          10/01/01        544,829
    500,000  Virginia Electric & Power Co               7.38          07/01/02        518,024
                                                                                 ------------

                                                                                 $  4,446,047

             YANKEE BONDS - 3.84%
$   500,000  African Development Bank                   7.75 %        12/15/01   $    528,029
    500,000  Finland (Republic of)                      7.88          07/28/04        538,492
    500,000  Hanson Overseas BV                         7.38          01/15/03        511,728
    500,000  Italy (Republic of)                        6.00          09/27/03        468,988
    500,000  Matsushita Electric Industry Co            7.25          08/01/02        515,511
    750,000  Ontario (Province of)                      7.63          06/22/04        788,804
    500,000  Quebec (Province of)                      11.00          06/15/15        587,355
    750,000  Sweden (Kingdom of)                        6.50          03/04/03        739,107
                                                                                 ------------

                                                                                 $  4,678,014

             TOTAL CORPORATE BONDS & NOTES                                       $ 28,980,941
             (Cost $27,706,349)

MASTER INVESTMENT PORTFOLIO -- BOND INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                     INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                             RATE            DATE         VALUE
             U.S. GOVERNMENT AGENCY SECURITIES - 8.87%
             FEDERAL AGENCY - OTHER - 4.11%
$   800,000  Federal Home Loan Mortgage Corp            7.13 %        07/21/99   $    825,986
    300,000  Resolution Funding Corp                    8.88          04/15/30        379,549
    500,000  Resolution Funding Corp                    9.38          10/15/20        647,374
    500,000  Tennessee Valley Authority                 4.60          12/15/96        489,935
  1,000,000  Tennessee Valley Authority                 6.13          07/15/03        960,496
    200,000  Tennessee Valley Authority                 7.75          12/15/22        200,189
    100,000  Tennessee Valley Authority                 8.25          04/15/42        108,138
  1,000,000  Tennessee Valley Authority                 8.38          10/01/99      1,072,657
    300,000  Tennessee Valley Authority                 8.63          11/15/29        321,032
                                                                                 ------------

                                                                                 $  5,005,356

             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.76%
$   300,000  Federal National Mortgage Assoc            5.25 %        05/13/98   $    292,332
    400,000  Federal National Mortgage Assoc            5.30          12/10/98        388,172
    500,000  Federal National Mortgage Assoc            6.30          12/11/97        500,568
  1,000,000  Federal National Mortgage Assoc            6.95          09/10/02      1,000,519
    500,000  Federal National Mortgage Assoc            7.55          04/22/02        528,446
    200,000  Federal National Mortgage Assoc            7.55          06/10/04        204,424
  1,000,000  Federal National Mortgage Assoc            7.60          01/10/97      1,021,245
    500,000  Federal National Mortgage Assoc            7.90          04/10/02        511,545
  1,000,000  Federal National Mortgage Assoc            8.25          12/18/00      1,092,160
  1,000,000  Federal National Mortgage Assoc            8.54 (F)      07/15/14        261,349
                                                                                 ------------

                                                                                 $  5,800,760

             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                             $ 10,806,116
             (Cost $10,373,181)

MASTER INVESTMENT PORTFOLIO -- BOND INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                     INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                             RATE            DATE         VALUE
             U.S. TREASURY SECURITIES - 65.83%
             U.S. TREASURY BONDS - 18.90%
$ 1,800,000  U.S. Treasury Bonds                        6.25 %        05/31/00   $  1,812,375
  1,000,000  U.S. Treasury Bonds                        7.25          08/15/22      1,057,812
  2,000,000  U.S. Treasury Bonds                        7.50          11/15/16      2,162,500
  1,500,000  U.S. Treasury Bonds                        7.63          11/15/22      1,660,313
    400,000  U.S. Treasury Bonds                        7.63          02/15/25        446,124
  2,000,000  U.S. Treasury Bonds                        7.88          02/15/21      2,258,122
  1,450,000  U.S. Treasury Bonds                        8.13          08/15/19      1,675,656
  2,100,000  U.S. Treasury Bonds                        8.13          08/15/21      2,439,938
    375,000  U.S. Treasury Bonds                        8.75          11/15/08        428,672
  1,900,000  U.S. Treasury Bonds                        8.75          08/15/20      2,341,750
    500,000  U.S. Treasury Bonds                        9.13          05/15/09        586,406
    250,000  U.S. Treasury Bonds                       10.63          08/15/15        356,015
  1,290,000  U.S. Treasury Bonds                       11.13          08/15/03      1,673,775
  2,600,000  U.S. Treasury Bonds                       12.00          08/15/13      3,800,875
    190,000  U.S. Treasury Bonds                       13.88          05/15/11        296,400
                                                                                 ------------

                                                                                 $ 22,996,733

             U.S. TREASURY NOTES - 46.93%
$ 1,000,000  U.S. Treasury Notes                        4.38 %        08/15/96   $    988,125
  2,000,000  U.S. Treasury Notes                        4.75          09/30/98      1,932,500
  2,500,000  U.S. Treasury Notes                        4.75          10/31/98      2,410,938
    500,000  U.S. Treasury Notes                        5.00          01/31/99        484,375
  3,500,000  U.S. Treasury Notes                        5.50          07/31/97      3,479,214
    300,000  U.S. Treasury Notes                        5.75          08/15/03        289,781
  2,000,000  U.S. Treasury Notes                        5.88          02/15/04      1,942,500
  3,000,000  U.S. Treasury Notes                        6.00          12/31/97      3,008,433
  1,000,000  U.S. Treasury Notes                        6.00          10/15/99        999,061
  1,600,000  U.S. Treasury Notes                        6.25          08/31/96      1,607,498
  1,400,000  U.S. Treasury Notes                        6.25          02/15/03      1,398,250
  2,600,000  U.S. Treasury Notes                        6.38          06/30/97      2,626,000
  2,950,000  U.S. Treasury Notes                        6.38          01/15/99      2,984,105
  2,300,000  U.S. Treasury Notes                        6.38          08/15/02      2,320,125
  1,700,000  U.S. Treasury Notes                        6.50          09/30/96      1,713,813

MASTER INVESTMENT PORTFOLIO -- BOND INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                     INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                             RATE            DATE         VALUE
             U.S. TREASURY SECURITIES (CONTINUED)
$ 1,000,000  U.S. Treasury Notes                        6.50 %        08/15/97   $  1,011,875
  1,000,000  U.S. Treasury Notes                        6.50          05/15/05      1,012,811
  3,700,000  U.S. Treasury Notes                        6.75          02/28/97      3,752,026
  2,800,000  U.S. Treasury Notes                        6.88          10/31/96      2,835,000
    600,000  U.S. Treasury Notes                        6.88          02/28/97        609,187
  1,200,000  U.S. Treasury Notes                        6.88          08/31/99      1,233,750
    400,000  U.S. Treasury Notes                        7.13          09/30/99        415,125
  2,500,000  U.S. Treasury Notes                        7.13          02/29/00      2,601,563
  1,600,000  U.S. Treasury Notes                        7.25          11/15/96      1,627,498
    600,000  U.S. Treasury Notes                        7.25          02/15/98        618,000
    800,000  U.S. Treasury Notes                        7.25          08/15/04        848,500
  1,300,000  U.S. Treasury Notes                        7.38          11/15/97      1,339,404
  1,800,000  U.S. Treasury Notes                        7.50          11/15/01      1,921,500
    500,000  U.S. Treasury Notes                        7.50          02/15/05        540,313
  1,400,000  U.S. Treasury Notes                        7.75          11/30/99      1,486,625
    900,000  U.S. Treasury Notes                        8.75          08/15/00      1,000,967
  2,200,000  U.S. Treasury Notes                        9.00          05/15/98      2,365,684
  3,400,000  U.S. Treasury Notes                        9.13          05/15/99      3,743,182
                                                                                 ------------

                                                                                 $ 57,147,728

             TOTAL U.S. TREASURY SECURITIES                                      $ 80,144,461
             (Cost $78,368,403)

             SHORT-TERM INSTRUMENTS - 0.73%
             U.S. TREASURY BILLS - 0.73%
$   198,000  U.S. Treasury Bills                        5.38 %(F)     10/12/95   $    196,793
    196,000  U.S. Treasury Bills                        5.41 (F)      11/09/95        194,009
    205,000  U.S. Treasury Bills                        5.41 (F)      11/16/95        202,702
    298,000  U.S. Treasury Bills                        5.42 (F)      11/24/95        294,307
                                                                                 ------------

             TOTAL SHORT-TERM INSTRUMENTS                                        $    887,811
             (Cost $887,738)

MASTER INVESTMENT PORTFOLIO -- BOND INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

             TOTAL INVESTMENTS IN SECURITIES
              (Cost $117,335,671)*
                (Notes 1 and 3)                      99.23%         $120,819,329
              Other Assets and Liabilities, Net       0.77               940,688
                                                    ------          ------------

              TOTAL NET ASSETS                      100.00%         $121,760,017
                                                    ------          ------------
                                                    ------          ------------

-------------------------------------------------------------------------------------------------------

(F)  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $   4,025,279
Gross Unrealized Depreciation        (541,621)
                                -------------

NET UNREALIZED APPRECIATION     $   3,483,658
                                -------------
                                -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                    COST         VALUE
             COMMON STOCKS - 84.14%
             AUTOMOBILE & RELATED - 0.30%
     11,900  Wabash National Corp                         $    400,613  $    434,350

             BASIC INDUSTRIES - 1.13%
     28,500  Minerals Technologies Inc                    $    906,587  $  1,033,125
     20,000  N-Viro International Corp+                         27,500        17,500
     15,000  OM Group Inc                                      382,875       450,000
     70,000  Quadrax Corp+                                     257,751       126,875
                                                          ------------  ------------

                                                          $  1,574,713  $  1,627,500

             BIOTECHNOLOGY - 0.50%
      6,500  Cell Genesys Inc+                            $     33,513  $     43,875
     10,000  Immunex Corp+                                     163,125       155,000
     15,000  Lifecore Biomedical Inc+                          131,375       191,250
     22,000  Liposome Co Inc                                   234,532       327,250
                                                          ------------  ------------

                                                          $    562,545  $    717,375

             BUILDING MATERIALS & SERVICES - 0.65%
     40,000  J Ray McDermott SA+                          $    835,592  $    940,000

             COMPUTER SOFTWARE - 13.48%
     57,000  Acclaim Entertainment Inc+                   $  1,379,842  $  1,439,250
     13,500  ArcSys Inc+                                       327,750       540,000
      5,000  BDM International Inc                              92,500       125,625
     18,716  First Data Corp                                 1,257,311     1,092,547
      4,000  Harbinger Corp+                                    48,000        58,000
     10,000  HCIA Inc+                                         285,000       280,000
     48,200  IKOS Systems Inc+                                 420,450       548,275
     55,000  Imnet Systems Inc+                                856,125     1,017,500
     16,000  Mercury Interactive Corp+                         380,000       362,000
     37,700  Metatec Corp Class A+                             362,088       523,088
     11,000  Microsoft Corp+                                   666,750     1,017,500
     44,500  NETCOM On-Line Communication Services Inc+      1,100,531     1,663,188

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                    COST         VALUE
             COMMON STOCKS (CONTINUED)
     30,000  Open Environment Corp+                       $    587,500  $    570,000
     40,000  Oracle Systems Corp+                            1,364,938     1,605,000
     75,000  Rational Software Corp+                           921,875     1,153,125
    112,500  Sanctuary Woods Multimedia+                       651,623       745,313
     16,500  Seventh Level Inc+                                 82,500       292,875
     10,000  Sierra On-Line Inc+                               197,500       390,000
     18,000  Summit Medical System Inc+                        170,625       279,000
     25,000  Syncronys Softcorp+                               337,500       656,250
     29,000  Synopsys Inc+                                   1,373,689     1,682,000
     85,000  Veritas Software Corp+                          1,695,415     2,167,500
     57,500  Viasoft Inc+                                      648,987       603,750
     20,000  VideoServer Inc+                                  781,950       702,500
                                                          ------------  ------------

                                                          $ 15,990,449  $ 19,514,286

             COMPUTER SYSTEMS - 9.17%
     20,000  3Com Corp+                                   $    750,516  $    780,000
     70,000  Adaptec Inc+                                    1,667,397     2,975,000
     59,500  Cisco Systems Inc+                              1,706,625     3,904,688
     48,000  Komag Inc+                                      1,327,875     2,988,000
     20,000  Quantum Corp+                                     522,876       480,000
     60,000  Solectron Corp+                                 1,466,178     2,130,000
                                                          ------------  ------------

                                                          $  7,441,467  $ 13,257,688

             ELECTRICAL EQUIPMENT - 3.91%
      6,500  Belden Inc                                   $    156,332  $    180,375
      9,500  Computational Systems Inc+                        128,125       147,250
      3,000  Innovex Inc                                        66,803        69,375
     57,000  Integrated Device Technology Inc+               2,111,188     3,284,625
     75,000  Interlink Electronics Inc+                        375,000       759,375
     35,000  Power (R F) Products Inc                          233,780       266,875
     30,000  Uniphase Corp+                                    532,500       948,750
                                                          ------------  ------------

                                                          $  3,603,728  $  5,656,625

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                    COST         VALUE
             COMMON STOCKS (CONTINUED)
             ELECTRONIC SEMICONDUCTORS - 4.73%
      5,500  Clare (C P) Corp+                            $     88,000  $    132,000
    105,000  Genus Inc+                                      1,469,111     1,443,750
     34,000  Intel Corp                                      1,245,375     2,086,750
     40,000  Lattice Semiconductor Corp+                     1,246,710     1,315,000
     20,000  Microsemi Corp+                                   251,250       255,000
     32,000  OnTrak Systems Inc+                               881,554       860,000
     30,000  Semtech Corp+                                     516,250       750,000
                                                          ------------  ------------

                                                          $  5,698,250  $  6,842,500

             ENERGY & RELATED - 3.25%
     30,000  Anadarko Petroleum Corp                      $  1,395,765  $  1,432,500
     35,000  Ensco International Inc+                          582,801       630,000
     50,000  Global Marine Inc+                                246,750       337,500
     35,000  KCS Energy                                        714,087       507,500
     20,000  Sonat Offshore Drilling Co                        657,600       685,000
     20,000  Tosco Corp                                        723,139       642,500
     22,500  Trigen Energy Corp                                395,548       469,688
                                                          ------------  ------------

                                                          $  4,715,690  $  4,704,688

             ENTERTAINMENT - 5.49%
     44,500  Anchor Gaming+                               $    757,390  $  1,168,125
     72,000  Children's Discovery Centers of America Inc+    1,075,166       972,000
     48,000  Circus Circus Entertainment Inc+                1,625,881     1,572,000
     35,000  Mirage Resorts Inc+                               751,190     1,203,125
     44,000  Regal Cinemas Inc+                              1,060,178     1,496,000
     80,800  Sports Club Inc+                                  622,853       368,650
     60,000  Station Casino Inc+                               997,110     1,162,500
                                                          ------------  ------------

                                                          $  6,889,768  $  7,942,400

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                    COST         VALUE
             COMMON STOCKS (CONTINUED)
             ENVIRONMENTAL CONTROL - 2.53%
    100,000  Molten Metal Technology Inc+                 $  1,944,916  $  2,225,000
     45,000  Sanifill Inc+                                   1,248,096     1,434,375
                                                          ------------  ------------

                                                          $  3,193,012  $  3,659,375

             FINANCE & RELATED - 3.62%
     35,000  Cole Taylor Financial Group Inc              $    723,235  $    805,000
     45,000  Countrywide Credit Industries Inc                 895,700       990,000
    129,500  Envoy (New) Corp+                                 633,367     1,359,750
      9,000  FelCor Suite Hotels Inc                           226,000       247,500
      2,500  First Financial Management Corp+                  179,833       225,313
     20,000  NHP Inc+                                          252,500       260,000
     25,000  Student Loan Marketing Assoc                      947,210     1,353,125
                                                          ------------  ------------

                                                          $  3,857,845  $  5,240,688

             FOOD & RELATED - 2.74%
     40,000  Coca-Cola Femsa SA ADR                       $  1,013,683  $    925,000
     29,000  General Nutrition Co Inc+                         764,250     1,210,750
     20,000  Heinz (H J) Co                                    864,076       847,500
     80,000  Whole Foods Market Inc+                         1,210,630       975,000
                                                          ------------  ------------

                                                          $  3,852,639  $  3,958,250

             GENERAL BUSINESS & RELATED - 0.85%
     20,000  Action Performance Co Inc+                   $    281,250  $    322,500
     30,000  La Quinta Inns Inc                                863,948       900,000
                                                          ------------  ------------

                                                          $  1,145,198  $  1,222,500

             HEALTHCARE - 9.59%
     10,000  American Oncology Resources Inc+             $    210,000  $    377,500
     52,500  Coram Healthcare+                                 911,861       255,938
     75,000  Genesis Health Ventures Inc+                    1,905,675     2,371,875
    115,000  Healthsouth Corp+                               2,241,055     2,716,875

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                    COST         VALUE
             COMMON STOCKS (CONTINUED)
     57,500  Mid Atlantic Medical Services+               $  1,164,770  $  1,070,938
     65,000  Physician Corp of America+                      1,082,640     1,040,000
     60,000  Renal Treatment Centers+                        1,178,875     1,950,000
     65,000  Value Health Inc+                               2,409,123     2,250,625
     49,000  Vencor Inc+                                     1,532,047     1,451,625
    120,000  Work Recovery Inc+                                452,036       382,500
                                                          ------------  ------------

                                                          $ 13,088,082  $ 13,867,876

             HOSPITAL & MEDICAL SUPPLIES - 2.88%
     50,000  Angeion Corp+                                $    118,750  $    387,500
     80,000  Bioject Medical Technologies+                     306,665       170,000
     65,000  Endosonics Corp+                                  578,190       739,375
     63,500  Heart Technology Inc+                           1,424,381     1,730,375
     50,000  Sola International Inc+                           997,890     1,143,750
                                                          ------------  ------------

                                                          $  3,425,876  $  4,171,000

             MANUFACTURING PROCESSING - 2.15%
     80,000  Lydall Inc+                                  $  1,246,357  $  1,910,000
     54,500  Pall Corp                                       1,260,075     1,192,188
                                                          ------------  ------------

                                                          $  2,506,432  $  3,102,188

             PHARMACEUTICALS - 1.69%
     25,000  Astra AB ADR Class A+                        $    834,375  $    828,750
     20,000  Genzyme Corp - General Division+                  850,000     1,117,500
     75,000  Seragen Inc+                                      514,332       496,875
                                                          ------------  ------------

                                                          $  2,198,707  $  2,443,125

             PUBLISHING & MEDIA - 0.28%
     10,000  Edmark Corp+                                 $    377,500  $    400,000

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                    COST         VALUE
             COMMON STOCKS (CONTINUED)
             RETAIL STORES - 2.22%
     45,000  Barnes & Noble+                              $  1,279,194  $  1,760,625
     15,000  Claire's Stores Inc                               277,334       324,375
     32,000  Pacific Sunwear of California+                    442,375       208,000
     30,000  PetSmart Inc+                                     812,230       911,250
                                                          ------------  ------------

                                                          $  2,811,133  $  3,204,250

             TELECOMMUNICATIONS - 10.56%
     55,000  California Microwave Inc+                    $  1,634,563  $  1,443,750
     45,000  DSC Communications Corp+                        1,846,563     2,362,500
     46,000  DSP Communications Inc+                           610,290     1,173,000
     60,000  Geotek Communications Inc+                        524,695       468,750
     45,000  Harmonic Lightwaves Inc+                          827,657       680,625
     60,000  LCI International Inc+                          1,285,963     2,392,500
     38,000  Natural Microsystems Corp+                        849,551       940,500
     50,000  Nokia Corp ADR Class A                          1,829,750     3,468,750
     46,500  Paging Network Inc+                             1,320,007     1,836,750
     15,000  WorldCom Inc+                                     453,750       505,313
                                                          ------------  ------------

                                                          $ 11,182,789  $ 15,272,438

             TRANSPORTATION - 2.42%
     30,000  Atlantic Coast Airlines Inc+                 $    167,813  $    228,750
     30,000  Greenbrier Companies Inc                          475,638       390,000
     77,500  Landair Services Inc+                           1,403,448     1,065,625
     70,000  Southwest Airlines Co                           1,769,155     1,811,250
                                                          ------------  ------------

                                                          $  3,816,054  $  3,495,625

             TOTAL COMMON STOCKS                          $ 99,168,082  $121,674,727

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                    COST         VALUE
             PREFERRED STOCKS - 0.73%
             TELECOMMUNICATIONS - 0.73%
     20,000  LCI International Inc Convertible            $    500,000  $  1,052,500

             MUTUAL FUNDS - 0.38%
             CLOSED-END MUTUAL FUNDS - 0.38%
     15,000  Emerging Markets Infrastructure Fund         $    151,875  $    148,125
     25,000  Morgan Stanley India Investment Fund              345,910       259,375
     15,000  The India Fund Inc                                213,750       146,250
                                                          ------------  ------------

             TOTAL MUTUAL FUNDS                           $    711,535  $    553,750

             WARRANTS - 3.21%
     50,000  Angeion Corp Expires 03/12/1996              $          0  $     81,250
    115,000  Intel Corp Expires 03/14/1998                     830,719     3,838,125
      5,000  Interlink Electronics Inc Expires 06/07/1996            0        16,875
    100,000  Viacom Inc Class E Expires 07/07/1999             729,738       700,000
                                                          ------------  ------------

             TOTAL WARRANTS                               $  1,560,457  $  4,636,250

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CORPORATE BONDS & NOTES - 1.94%
             CONVERTIBLE CORPORATE BONDS - 1.94%
$   600,000  Careline Inc                                         8.00 %        05/01/01   $    591,000
    500,000  First Financial Management                           5.00          12/15/99        699,375
    595,000  LDDS Communications Inc                              5.00          08/15/03        627,725
    227,200  Oryx Energy Co                                       7.50          05/15/14        193,688
    500,000  Scholastic Co                                        5.00          08/15/05        505,000
    150,000  Vencor Inc                                           6.00          10/01/02        186,370
                                                                                           ------------

             TOTAL CORPORATE BONDS & NOTES                                                 $  2,803,158
             (Cost $2,531,064)

             SHORT-TERM INSTRUMENTS - 9.97%
             U.S. TREASURY BILLS - 7.59%
$ 8,000,000  U.S. Treasury Bills                                  5.34 %(F)     09/07/95   $  7,991,834
  3,000,000  U.S. Treasury Bills                                  5.54 (F)      09/21/95      2,990,532
                                                                                           ------------

                                                                                           $ 10,982,366

             REPURCHASE AGREEMENTS - 2.38%
$ 3,440,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.80 %        09/03/95   $  3,440,000
                                                                                           ------------

             TOTAL SHORT-TERM INSTRUMENTS                                                  $ 14,422,366
             (Cost $14,423,673)

MANAGED SERIES INVESTMENT TRUST -- GROWTH STOCK MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

             TOTAL INVESTMENTS IN SECURITIES
              (Cost $118,894,811)*
                (Notes 1 and 3)                                 100.37%       $145,142,751
              Other Assets and Liabilities, Net                  (0.37)           (533,996)
                                                                ------        ------------

              TOTAL NET ASSETS                                  100.00%       $144,608,755
                                                                ------        ------------
                                                                ------        ------------

-------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
(F)  YIELD TO MATURITY.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $  31,735,022
Gross Unrealized Depreciation      (5,487,082)
                                -------------

NET UNREALIZED APPRECIATION     $  26,247,940
                                -------------
                                -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS - 90.26%
    123,275  Abbott Laboratories                         $  3,750,611  $  4,776,906
     15,936  Advanced Micro Devices+                          444,054       537,840
     17,441  Aetna Life & Casualty Co                         963,253     1,190,348
     18,018  Ahmanson (H F) & Co                              345,688       427,928
     17,219  Air Products & Chemicals Inc                     774,672       923,369
     76,301  Airtouch Communications+                       1,920,374     2,479,783
      4,247  Alberto-Culver Co Class B                        102,160       121,040
     39,228  Albertson's Inc                                1,111,058     1,250,393
     34,671  Alcan Aluminium Ltd                              836,618     1,131,141
      8,465  Alco Standard Corp                               501,748       681,433
      6,823  Alexander & Alexander Services                   138,495       157,782
      9,914  Allergan Inc                                     244,896       301,138
     43,924  Allied Signal Inc                              1,594,028     1,949,128
     69,224  Allstate Corp                                  1,824,130     2,344,963
     29,145  Alltel Corp                                      878,125       823,346
     27,536  Aluminum Co of America                         1,090,426     1,572,994
     12,641  ALZA Corp+                                       292,978       300,224
     18,161  Amdahl Corp+                                     135,639       165,719
     14,348  Amerada Hess Corp                                707,685       679,737
     29,179  American Brands Inc                              996,812     1,225,518
     28,689  American Electric Power Inc                      931,019       979,012
     76,608  American Express Corp                          2,212,971     3,093,048
     31,606  American General Corp                            936,637     1,114,112
     11,502  American Greetings Corp Class A                  333,169       353,687
     47,630  American Home Products Corp                    2,990,772     3,667,510
     73,236  American International Group Inc               4,575,045     5,904,653
     22,914  American Stores Co                               575,193       673,099
     85,429  Ameritech Corp                                 3,471,900     4,378,236
     40,896  Amgen Inc+                                     1,014,479     1,957,896
     76,666  Amoco Corp                                     4,529,885     4,887,458
     32,404  AMP Inc                                        1,122,895     1,316,413
     11,780  AMR Corp+                                        728,981       830,490
      5,926  Andrew Corp+                                     171,343       345,190
     39,601  Anheuser-Busch Inc                             2,058,702     2,262,207
     18,676  Apple Computer Inc                               643,125       803,068

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
     13,010  Applied Materials Inc+                      $    741,823  $  1,353,040
     83,657  Archer-Daniels-Midland Co                      1,273,775     1,390,792
     16,345  Armco Inc+                                       102,835       102,156
      5,736  Armstrong World Industries Inc                   262,729       329,103
      6,525  ASARCO Inc                                       175,262       211,247
      9,581  Ashland Inc                                      331,928       313,778
    244,401  AT & T Corp                                   13,343,572    13,808,657
     24,863  Atlantic Richfield Corp                        2,670,591     2,713,175
      7,373  Autodesk Inc                                     221,620       340,080
     22,232  Automatic Data Processing                      1,221,821     1,445,080
      8,187  Avery Dennison Corp                              257,417       335,667
     10,571  Avon Products Inc                                630,513       746,577
     21,764  Baker Hughes Inc                                 466,202       489,690
      4,665  Ball Corp                                        135,830       158,610
      7,204  Bally Entertainment Corp+                         57,957        87,349
     22,768  Baltimore Gas & Electric Co                      533,701       597,660
     60,975  Banc One Corp                                  2,069,497     2,050,284
     17,197  Bank of Boston Corp                              481,411       756,668
     29,538  Bank of New York Inc                           1,016,092     1,284,903
     57,771  BankAmerica Corp                               2,706,184     3,264,062
     12,137  Bankers Trust N Y Corp                           830,658       835,936
      8,078  Bard (C R) Inc                                   203,838       250,418
     14,969  Barnett Banks Inc                                684,383       855,104
     54,542  Barrick Gold Corp                              1,394,570     1,384,003
      2,197  Bassett Furniture Industries                      62,447        54,376
      9,032  Bausch & Lomb Inc                                374,738       359,022
     43,142  Baxter International Inc                       1,193,821     1,682,538
     10,391  Becton Dickenson & Co                            452,311       585,793
     67,407  Bell Atlantic Corp                             3,736,652     4,027,568
     76,631  BellSouth Corp                                 4,555,350     5,268,381
      7,898  Bemis Co Inc                                     189,108       229,042
      8,140  Beneficial Corp                                  315,241       399,878
     16,968  Bethlehem Steel Corp+                            316,206       248,157
     15,095  Beverly Enterprises+                             194,856       200,009
     17,879  Biomet Inc+                                      200,094       288,299

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
     13,116  Black & Decker Corp                         $    288,187  $    424,631
     16,139  Block (H & R) Inc                                646,950       629,421
     19,418  Boatmen's Bancshares Inc                         617,126       718,466
     52,752  Boeing Co                                      2,474,146     3,362,940
      7,269  Boise Cascade Corp                               191,310       311,658
     23,173  Boston Scientific Corp+                          517,612       921,127
      4,581  Briggs & Stratton Corp                           154,471       173,505
     78,331  Bristol-Myers Squibb Co                        4,487,536     5,375,465
      2,813  Brown Group Inc                                   94,722        51,337
     10,611  Brown-Forman Corp Class B                        312,842       392,607
     32,852  Browning-Ferris Industries Inc                 1,010,172     1,104,649
        339  Bruno's Inc                                        4,030         3,475
     14,749  Brunswick Corp                                   298,974       296,824
     13,838  Burlington Northern Inc                          766,184       958,282
     19,578  Burlington Resources Inc                         821,172       800,251
     11,069  Cabletron Systems Inc+                           587,819       585,273
     38,529  Campbell Soup Co                               1,522,945     1,762,702
     23,789  Capital Cities/ABC Inc                         1,788,728     2,735,735
     24,191  Carolina Power & Light Co                        661,436       740,849
     30,901  Caterpillar Inc                                1,621,244     2,074,230
     10,014  CBS Inc                                          625,450       798,617
      4,367  Centex Corp                                      124,156       127,735
     29,555  Central & South West Corp                        741,093       724,098
      7,069  Ceridian Corp+                                   177,063       309,269
     14,419  Champion International Corp                      521,663       816,476
     15,789  Charming Shoppes Inc                             151,874        82,892
     27,390  Chase Manhattan Corp                           1,041,497     1,574,925
     37,238  Chemical Banking Corp Class A                  1,490,773     2,169,114
    100,731  Chevron Corp                                   4,493,675     4,872,862
     56,975  Chrysler Corp                                  2,725,607     3,069,528
     13,480  Chubb Corp                                     1,077,715     1,230,050
     11,181  CIGNA Corp                                       771,353     1,081,762
      5,182  Cincinnati Milacron Inc                          120,894       171,654
     23,996  Cinergy Corp                                     557,310       614,898
     14,942  Circuit City Stores Inc                          370,019       515,499

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
     41,451  Cisco Systems Inc+                          $  1,324,910  $  2,720,222
     61,401  Citicorp                                       2,576,213     4,075,491
      8,192  Clorox Co                                        434,201       553,984
     16,195  Coastal Corp                                     468,106       530,386
    195,825  Coca-Cola Co                                   9,077,114    12,581,756
     22,349  Colgate-Palmolive Co                           1,308,213     1,519,732
      7,760  Columbia Gas System Inc+                         217,815       273,540
     68,457  Columbia HCA Healthcare Corp                   2,782,100     3,217,479
     37,022  Comcast Corp Class A                             680,979       791,345
      6,693  Community Psychiatric Centers+                    83,592        78,643
     40,426  Compaq Computer Corp+                          1,338,915     1,930,342
     24,765  Computer Associates International Inc          1,076,356     1,721,168
      8,473  Computer Sciences Corp+                          358,912       510,498
     37,877  ConAgra Inc                                    1,128,609     1,434,591
     12,141  Conrail Inc                                      674,714       816,482
     36,289  Consolidated Edison Co                         1,067,584     1,025,164
      6,661  Consolidated Freightways                         153,370       172,353
     14,415  Consolidated Natural Gas Co                      589,056       556,779
     17,098  Cooper Industries Inc                            680,197       649,724
     12,951  Cooper Tire & Rubber Co                          322,059       336,726
      5,879  Coors (Adolph) Co Class B                        106,864        99,943
     22,309  CoreStates Financial Corp                        631,331       825,433
     35,413  Corning Inc                                    1,159,962     1,155,349
     22,579  CPC International Inc                          1,124,549     1,419,655
      4,699  Crane Co                                         133,785       169,164
      3,872  Cray Research Inc+                                87,962        90,024
     13,887  Crown Cork & Seal Co+                            540,682       624,925
     16,284  CSX Corp                                       1,239,285     1,343,430
     26,726  CUC International Inc+                           709,937       912,025
      6,270  Cummins Engine Co Inc                            272,852       246,098
     14,238  Cyprus Amax Minerals                             404,653       398,664
     15,610  Dana Corp                                        428,908       466,349
     24,365  Darden Restaurants Inc+                          250,719       249,741
      5,684  Data General Corp+                                48,046        55,419
     11,113  Dayton-Hudson Corp                               837,888       812,638

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
     26,081  Dean Witter Discover & Co                   $  1,025,940  $  1,330,131
     13,377  Deere & Co                                       983,720     1,143,734
      7,838  Delta Air Lines Inc                              409,526       582,951
     12,746  Deluxe Corp                                      386,256       398,313
     22,319  Detroit Edison Co                                633,753       683,519
     14,295  Dial Corp                                        311,487       343,080
     22,682  Digital Equipment Corp+                          692,850       946,974
     17,417  Dillard Department Stores Inc Class A            550,480       537,750
     80,418  Disney (Walt) Co                               3,577,609     4,513,460
     26,680  Dominion Resources Inc                         1,043,883       963,815
     23,471  Donnelley (R R) & Sons Co                        703,953       891,898
      8,722  Dover Corp                                       505,407       695,580
     42,528  Dow Chemical Co                                2,816,213     3,147,072
     14,970  Dow Jones & Co Inc                               492,538       548,276
     28,114  Dresser Industries Inc                           614,414       674,736
     17,649  DSC Communications Corp+                         497,668       926,573
     31,642  Duke Power Co                                  1,216,415     1,285,456
     26,150  Dun & Bradstreet Corp                          1,498,267     1,513,431
     85,408  DuPont (E I) de Nemours                        5,156,230     5,583,548
      3,067  Eastern Enterprises                               77,991        93,927
     12,875  Eastman Chemical Co                              638,246       832,047
     52,605  Eastman Kodak Co                               2,541,631     3,031,363
     11,982  Eaton Corp                                       631,120       648,526
      9,226  Echlin Inc                                       284,163       318,297
     17,401  Echo Bay Mines Ltd                               196,833       180,535
      9,960  Ecolab Inc                                       218,567       272,655
      8,169  EG & G Inc                                       133,264       155,211
     36,099  Emerson Electric Co                            2,209,882     2,576,566
     21,977  Engelhard Corp                                   408,790       620,850
     38,901  Enron Corp                                     1,265,552     1,308,046
     10,291  Enserch Corp                                     160,615       168,515
     35,191  Entergy Corp                                     992,624       844,584
    191,889  Exxon Corp                                    12,024,680    13,192,369
      8,679  Federal Express Corp+                            577,008       622,718
     27,892  Federal Home Loan Mortgage Corp                1,632,581     1,792,061

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
     42,103  Federal National Mortgage Assoc             $  3,527,083  $  4,015,574
      7,048  Federal Paper Board Co                           189,644       279,277
     13,956  First Chicago Corp                               692,893       884,462
     18,517  First Data Corp                                  942,130     1,080,930
     12,503  First Fidelity Bancorp                           599,480       817,384
     11,714  First Interstate Bancorp                         904,038     1,118,687
      3,108  First Mississippi Corp                            56,010       102,953
     26,589  First Union Corp                               1,213,160     1,332,774
     21,764  Fleet Financial Group Inc                        782,718       805,268
      7,047  Fleetwood Enterprises Inc                        147,484       138,297
      5,813  Fleming Co Inc                                   161,522       169,304
     12,737  Fluor Corp                                       633,625       745,115
      5,663  FMC Corp+                                        310,899       436,051
    158,643  Ford Motor Co                                  4,584,258     4,858,442
      5,494  Foster Wheeler Corp                              196,274       202,591
     28,636  FPL Group Inc                                    979,118     1,113,225
     31,765  Freeport McMoRan Copper & Gold Inc Class B       863,013       742,507
     11,721  Fruit of the Loom Inc Class A+                   311,376       275,444
     21,616  Gannett Co Inc                                 1,109,135     1,156,456
     22,254  Gap Inc                                          839,199       714,910
      9,767  General Dynamics Corp                            416,083       513,988
    261,623  General Electric Co                           13,090,754    15,403,054
     24,377  General Mills Inc                              1,169,602     1,258,463
    115,408  General Motors Corp                            5,648,714     5,424,176
     17,805  General Public Utilities                         531,923       509,668
     12,694  General Re Corp                                1,490,526     1,886,646
      7,325  General Signal Corp                              250,209       260,038
     18,965  Genuine Parts Co                                 689,006       746,747
     13,954  Georgia-Pacific Corp                             940,425     1,255,860
      9,098  Giant Food Inc Class A                           208,238       283,175
      5,271  Giddings & Lewis Inc                              99,976        86,313
     68,486  Gillette Co                                    2,344,338     2,859,291
      9,024  Golden West Financial                            364,204       430,896
      4,044  Goodrich (B F) Co                                184,335       240,618

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
     23,446  Goodyear Tire & Rubber Co                   $    901,122  $    937,840
     14,593  Grace (W R) & Co                                 636,840       972,259
      7,872  Grainger (W W) Inc                               487,675       468,384
      5,878  Great Atlantic & Pacific Tea Co                  148,138       166,788
     10,269  Great Lakes Chemical Corp                        625,285       679,038
     20,831  Great Western Financial Corp                     382,466       486,925
    149,790  GTE Corp                                       4,909,416     5,486,059
     17,638  Halliburton Co                                   620,889       747,410
      5,182  Handleman Co                                      56,566        49,229
     11,242  Harcourt General Inc                             407,721       467,948
      4,667  Harland (John H) Co                              107,270       103,257
      7,061  Harnischfeger Industries Inc                     178,008       259,492
     15,876  Harrah's Entertainment Inc+                      398,089       506,048
      6,007  Harris Corp                                      268,489       346,153
     13,587  Hasbro Inc                                       440,209       439,879
     37,581  Heinz (H J) Co                                 1,343,115     1,592,495
      3,857  Helmerich & Payne Inc                            110,661       110,407
     18,032  Hercules Inc                                     669,781     1,003,030
     12,075  Hershey Foods Corp                               562,908       722,991
     78,796  Hewlett Packard Co                             3,605,951     6,303,680
      7,470  Hilton Hotels Corp                               433,736       496,755
     73,536  Home Depot Inc                                 3,185,018     2,932,248
     21,276  Homestake Mining Co                              400,133       351,054
     19,693  Honeywell Inc                                    681,271       861,569
     14,969  Household International Inc                      557,770       840,135
     20,322  Houston Industries Inc                           767,084       861,145
     17,652  Illinois Tool Works Inc                          746,897     1,081,185
     18,079  Inco Ltd                                         472,893       632,765
     16,354  Ingersoll-Rand Co                                586,680       619,408
      7,499  Inland Steel Industries Inc                      244,773       205,285
    127,906  Intel Corp                                     4,469,651     7,850,231
      7,021  Intergraph Corp+                                  68,521        86,885
     89,645  International Business Machines Corp           5,870,513     9,267,052
     17,213  International Flavors & Fragrances               718,544       824,072
     19,618  International Paper Co                         1,391,619     1,606,224

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
     12,130  Interpublic Group Cos Inc                   $    388,508  $    471,554
     16,331  ITT Corp                                       1,447,942     1,953,596
     12,654  James River Corp                                 242,733       439,727
      7,526  Jefferson-Pilot Corp                             384,983       473,197
     99,670  Johnson & Johnson                              4,781,971     6,877,230
      6,303  Johnson Controls Inc                             323,691       383,695
      7,018  Jostens Inc                                      126,628       168,432
     70,525  K Mart Corp                                    1,193,251       960,903
      4,974  Kaufman & Broad Home Corp                         78,827        66,527
     33,910  Kellogg Co                                     1,899,524     2,288,925
      7,964  Kerr-McGee Corp                                  388,838       438,020
     36,726  KeyCorp                                        1,145,360     1,138,506
     24,726  Kimberly-Clark Corp                            1,333,287     1,579,373
      5,689  King World Productions+                          219,210       216,182
      7,719  Knight-Ridder Inc                                417,242       434,194
     17,165  Kroger Co+                                       405,030       560,008
     42,701  Laidlaw Inc Class B                              379,271       384,309
     45,134  Lilly (Eli) & Co                               2,615,003     3,695,346
     55,084  Limited Inc                                    1,068,843     1,019,054
     14,653  Lincoln National Corp                            593,165       630,079
     11,563  Liz Claiborne Inc                                266,623       263,058
     30,871  Lockheed Martin Corp                           1,432,331     1,879,272
      9,057  Loews Corp                                     1,012,337     1,189,863
      3,229  Longs Drug Stores Corp                           111,026       119,473
     13,095  Loral Corp                                       493,789       716,951
      5,161  Louisiana Land & Exploration Co                  213,646       197,408
     16,655  Louisiana-Pacific Corp                           523,315       395,556
     24,650  Lowe's Co Inc                                    793,046       819,613
      3,674  Luby's Cafeterias Inc                             82,769        73,021
     11,845  Mallinckrodt Group Inc                           380,339       445,668
      9,663  Manor Care Inc                                   251,919       312,840
     18,952  Marriott International                           536,618       672,796
     11,280  Marsh & McLennan Companies Inc                   943,863       929,190
     24,216  Masco Corp                                       672,827       678,048
     34,103  Mattel Inc                                       729,373       988,987

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
     38,371  May Co Department Stores Co                 $  1,510,275  $  1,625,971
     16,607  Maytag Corp                                      288,566       257,409
     22,968  MBNA Corp                                        575,013       815,364
      8,319  McDermott International Inc                      210,052       189,257
    107,169  McDonald's Corp                                3,195,603     3,911,669
     17,636  McDonnell Douglas Corp                           773,153     1,415,289
      7,707  McGraw-Hill Inc                                  526,892       606,926
    104,965  MCI Communications                             2,474,004     2,525,720
      8,711  Mead Corp                                        406,001       534,638
     17,844  Medtronic Inc                                    837,646     1,684,028
     22,656  Mellon Bank Corp                                 866,973     1,073,328
     16,238  Melville Corp                                    633,121       541,943
      5,713  Mercantile Stores Co Inc                         213,023       262,084
    191,005  Merck & Co Inc                                 6,634,323     9,526,374
      4,245  Meredith Corp                                     93,900       166,616
     27,160  Merrill Lynch & Co Inc                         1,097,293     1,565,095
     31,745  Micron Technology Inc                            758,036     2,440,397
     89,751  Microsoft Corp+                                5,360,502     8,301,968
      7,012  Millipore Corp                                   178,231       244,544
     64,847  Minnesota Mining & Manufacturing Co            3,443,957     3,542,267
     61,142  Mobil Corp                                     5,093,144     5,823,776
     17,653  Monsanto Co                                    1,336,267     1,674,828
     15,370  Moore Corp Ltd                                   282,951       320,849
     28,936  Morgan (J P) & Co Inc                          1,888,159     2,108,711
      5,084  Morrison Knudsen Corp                             95,423        39,401
     22,878  Morton International Inc                         642,361       743,535
     90,872  Motorola Inc                                   4,693,843     6,792,682
      1,348  NACCO Industries Inc Class A                      71,686        77,510
     10,442  Nalco Chemical Co                                347,784       365,470
     22,645  National City Corp                               633,697       673,689
     19,166  National Semiconductor+                          370,374       541,440
      7,446  National Service Industries Inc                  197,894       215,934
     41,926  NationsBank                                    2,178,258     2,573,208
     11,577  Navistar International Corp+                     198,332       150,501
     24,705  NBD Bancorp Inc                                  778,501       883,204

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
     14,993  New York Times Co Class A                   $    368,782  $    372,951
     24,402  Newell Co                                        523,600       610,050
     13,355  Newmont Mining Corp                              558,851       580,943
     22,222  Niagara Mohawk Power Corp                        381,914       266,664
      7,858  NICOR Inc                                        206,968       201,361
     11,157  Nike Inc Class B                                 696,859     1,033,417
     19,055  NorAm Energy Corp                                129,945       135,767
     12,734  Nordstrom Inc                                    508,909       525,278
     20,349  Norfolk Southern Corp                          1,318,590     1,439,692
     10,438  Northern States Power Co                         449,544       444,920
     39,111  Northern Telecom Ltd                           1,215,873     1,437,329
      7,670  Northrop Grumman Corp                            320,532       466,911
     50,004  Norwest Corp                                   1,316,662     1,506,371
     56,506  Novell Inc+                                    1,072,437     1,017,108
     13,505  Nucor Corp                                       803,252       661,745
     65,767  NYNEX Corp                                     2,632,983     2,959,515
     48,982  Occidental Petroleum Corp                        982,762     1,065,359
      7,542  Ogden Corp                                       170,557       175,352
     23,519  Ohio Edison Co                                   474,703       508,598
      4,152  ONEOK Inc                                         81,566        90,825
     66,636  Oracle Systems Corp+                           1,726,607     2,673,770
     15,936  Oryx Energy Co+                                  255,038       215,136
      3,068  Outboard Marine Corp                              62,287        65,579
      7,820  Owens Corning Fiberglass+                        278,616       306,935
      5,962  PACCAR Inc                                       292,690       295,119
     12,632  Pacific Enterprises                              278,775       303,168
     66,462  Pacific Gas & Electric Co                      1,813,866     1,910,783
     65,486  Pacific Telesis Group                          1,981,455     1,858,165
     43,914  PacifiCorp                                       791,255       795,941
     17,917  Pall Corp                                        313,439       391,934
     23,046  Panhandle Eastern Corp                           506,007       576,150
     11,395  Parker Hannifin Corp                             325,497       451,527
     34,203  PECO Energy Co                                   948,881       910,655
     35,868  Penney (J C) Co Inc                            1,778,365     1,623,027
      7,150  Pennzoil Co                                      374,397       314,600

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
      5,392  Peoples Energy Corp                         $    147,510  $    146,932
      9,522  Pep Boys-Manny Moe & Jack                        280,774       261,855
    121,626  Pepsico Inc                                    4,376,518     5,503,577
      6,437  Perkin-Elmer Corp                                200,332       219,663
     97,540  Pfizer Inc                                     3,367,452     4,816,038
     10,793  Phelps Dodge Corp                                603,471       684,006
    130,466  Philip Morris Co Inc                           7,283,707     9,736,025
     40,422  Phillips Petroleum Co                          1,307,844     1,328,873
     13,108  Pioneer Hi Bred International Inc                467,188       563,644
     23,334  Pitney Bowes Inc                                 893,813       947,944
      6,406  Pittston Services Group                          162,278       162,552
     36,853  Placer Dome Inc                                  821,564       962,785
     35,330  PNC Bank Corp                                  1,004,700       927,413
      6,959  Polaroid Corp                                    239,660       303,586
      4,548  Potlatch Corp                                    184,329       180,215
     31,853  PPG Industries Inc                             1,214,360     1,361,716
     21,329  Praxair Inc                                      437,775       554,554
      9,453  Premark International Inc                        368,001       495,101
     30,032  Price/Costco Inc+                                480,368       506,790
    106,171  Procter & Gamble Co                            6,140,576     7,365,613
     14,859  Providian Corp                                   497,010       570,214
     37,812  Public Services Enterprise Group               1,079,674     1,039,830
      4,146  Pulte Corp                                       108,375       111,942
     20,614  Quaker Oats Co                                   730,280       716,337
     15,533  Ralston-Purina Group                             612,973       807,716
      6,737  Raychem Corp                                     252,120       295,586
     19,027  Raytheon Co                                    1,260,170     1,538,809
     12,348  Reebok International Ltd                         397,329       438,354
      8,056  Republic New York Corp                           470,412       453,150
      9,689  Reynolds Metals Co                               485,015       578,918
     12,984  Rite Aid Corp                                    273,919       363,552
      6,031  Roadway Services Inc                             364,508       331,705
     33,488  Rockwell International Corp                    1,254,735     1,498,588
     10,500  Rohm & Haas Co                                   618,851       627,375
     13,011  Rowan Co Inc+                                    105,717       105,714

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
     82,824  Royal Dutch Petroleum Co                    $  8,959,408  $  9,876,762
     24,798  Rubbermaid Inc                                   696,179       737,741
      6,070  Russell Corp                                     177,177       166,925
      8,151  Ryan's Family Steak House+                        60,994        61,133
     12,200  Ryder System Inc                                 306,783       295,850
      9,737  SAFECO Corp                                      548,935       629,254
      8,901  Safety-Kleen Corp                                144,699       120,164
     16,378  Salomon Inc                                      718,149       628,506
     13,930  Santa Fe Energy Resources Inc+                   130,217       132,335
     23,435  Santa Fe Pacific Corp                            420,860       664,968
     20,288  Santa Fe Pacific Gold Corp                       306,618       245,992
     74,067  Sara Lee Corp                                  1,746,062     2,055,359
     93,916  SBC Communication Inc                          3,982,383     4,754,498
     68,993  SCEcorp                                        1,141,392     1,147,009
     57,480  Schering-Plough Corp                           1,955,536     2,680,005
     37,446  Schlumberger Ltd                               2,251,079     2,415,267
     11,805  Scientific-Atlanta Inc                           216,377       236,100
     23,417  Scott Paper Co                                   661,930     1,085,963
     57,558  Seagram Co Ltd                                 1,719,238     2,129,646
     59,945  Sears Roebuck & Co                             1,600,562     1,940,719
     14,875  Service Corp International                       391,969       520,625
      3,581  Shared Medical System Corp                        99,358       132,049
     19,857  Shawmut National Corp                            470,726       642,870
     13,186  Sherwin Williams Co                              432,300       473,048
      6,360  Shoney's Inc+                                    101,254        73,935
      7,683  Sigma Aldrich Corp                               293,371       368,784
     24,506  Silicon Graphics Inc+                            847,951     1,035,379
      6,297  Snap-On Inc                                      233,907       258,177
     13,352  Sonat Inc                                        417,401       423,926
    102,708  Southern Co                                    2,068,549     2,169,707
     22,195  Southwest Airlines Co                            595,540       574,296
      3,123  Springs Industries Inc Class A                   109,292       134,679
     53,842  Sprint Corp                                    1,877,289     1,911,391
      7,190  St Jude Medical Inc+                             256,919       428,704
     13,062  St Paul Co Inc                                   555,386       708,614

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
      6,838  Stanley Works                               $    273,072  $    302,582
     14,752  Stone Container Corp+                            233,158       320,856
      7,677  Stride Rite Corp                                 102,077        86,366
     11,644  Sun Co Inc                                       332,754       310,022
     14,764  Sun Microsystems Inc+                            424,937       854,467
     17,754  SunTrust Banks Inc                               873,301     1,089,652
     10,773  Super Value Inc                                  326,554       319,150
     28,163  Sysco Corp                                       712,428       809,686
     17,931  Tandem Computers Inc+                            237,150       219,655
     11,385  Tandy Corp                                       461,097       707,293
      5,059  Tektronix Inc                                    168,411       230,817
    100,797  Tele-Communication Inc Class A+                1,689,575     1,864,745
      8,528  Teledyne Inc                                     165,720       203,798
     13,552  Tellabs Inc+                                     648,260       633,556
      8,664  Temple-Inland Inc                                412,074       448,362
     30,806  Tenet Healthcare Corp+                           462,308       489,045
     27,982  Tenneco Inc                                    1,334,624     1,357,127
     40,079  Texaco Inc                                     2,552,408     2,595,115
     28,832  Texas Instruments Inc                          1,233,467     2,158,796
     34,844  Texas Utilities Co                             1,250,080     1,210,829
     13,137  Textron Inc                                      721,363       899,885
      3,077  Thomas & Betts Corp                              198,592       207,698
     58,646  Time Warner Inc                                2,205,815     2,470,463
     17,285  Times Mirror Co Class A                          380,632       529,353
      4,775  Timken Co                                        167,071       215,472
     11,208  TJX Companies Inc                                247,036       140,100
     11,054  Torchmark Corp                                   467,495       442,160
     42,828  Toys R Us Inc+                                 1,455,454     1,113,528
     10,666  Transamerica Corp                                571,915       725,288
     49,407  Travelers Inc                                  1,804,891     2,371,536
     10,149  Tribune Co                                       565,419       679,983
      4,446  Trinova Corp                                     152,149       163,391
     10,006  TRW Inc                                          678,982       779,217
     11,747  Tyco International Inc                           570,699       694,541
     15,136  U.S. Bancorp                                     391,295       433,268

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
     24,712  U.S. Healthcare Inc                         $  1,010,879  $    790,784
      3,591  U.S. Life Corp                                   133,251       154,862
     72,750  U.S. West Inc                                  3,050,630     3,164,625
     33,116  Unicom Corp                                      829,816       931,388
     24,749  Unilever NV                                    2,745,497     3,059,595
     10,850  Union Camp Corp                                  511,425       617,094
     21,151  Union Carbide Corp                               583,128       750,861
     15,816  Union Electric Co                                567,604       563,445
     31,684  Union Pacific Corp                             1,823,704     2,075,302
     26,398  Unisys Corp+                                     276,072       211,184
     26,705  United Healthcare Corp                         1,221,762     1,128,286
      8,823  United States Surgical                           203,350       223,884
     19,023  United Technologies Corp                       1,237,175     1,586,043
     37,730  Unocal Corp                                    1,076,668     1,098,886
     11,183  UNUM Corp                                        549,483       536,784
     26,722  Upjohn Co                                        835,394     1,132,345
      9,528  USAir Group Inc+                                  87,002        77,415
     17,105  USF & G Corp                                     251,755       310,028
     30,184  UST Inc                                          838,679       822,514
     45,888  USX - Marathon Group                             812,895       946,440
     12,592  USX - US Steel Group                             446,346       412,388
      6,428  Varity Corp+                                     242,903       292,474
      9,817  VF Corp                                          482,786       537,481
     55,560  Viacom Inc Class B+                            2,232,861     2,701,605
     26,489  Wachovia Corp                                    924,712     1,052,938
    354,915  Wal Mart Stores Inc                            8,887,407     8,739,782
     37,960  Walgreen Co                                      779,045       930,020
     20,802  Warner Lambert Co                              1,479,637     1,879,981
      7,568  Wells Fargo & Co                               1,133,974     1,410,486
     15,723  Wendy's International Inc                        252,496       308,564
      8,192  Western Atlas Inc+                               356,239       371,712
     55,177  Westinghouse Electric Corp                       744,211       751,787
     10,442  Westvaco Corp                                    367,966       460,753
     31,805  Weyerhaeuser Co                                1,342,571     1,463,030
     11,395  Whirlpool Corp                                   627,993       621,028

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

  SHARES     SECURITY NAME                                   COST         VALUE
             COMMON STOCKS (CONTINUED)
     16,178  Whitman Corp                                $    260,336  $    323,560
      8,479  Willamette Industries Inc                        580,516       582,931
     15,691  Williams Co Inc                                  468,072       574,683
     11,748  Winn-Dixie Stores Inc                            596,955       699,006
     74,693  WMX Technologies Inc                           2,129,915     2,194,107
     20,433  Woolworth Corp                                   374,614       273,291
     14,028  Worthington Industries Inc                       280,311       280,560
     17,958  Wrigley (Wm) Jr Co                               803,959       810,355
     16,532  Xerox Corp                                     1,642,245     1,996,239
      4,332  Yellow Corp                                       82,219        61,190
      7,252  Zenith Electronic Corp+                           66,196        61,642
      1,920  Zurn Industries Inc                               44,187        42,000
                                                         ------------  ------------

             TOTAL COMMON STOCKS                         $536,013,067  $638,613,538

MASTER INVESTMENT PORTFOLIO -- S&P 500 INDEX MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                     YIELD TO        MATURITY
 PRINCIPAL   SECURITY NAME                           MATURITY          DATE         VALUE
             SHORT-TERM INSTRUMENTS - 9.95%
$   471,000  U.S. Treasury Bills*                       5.20 %        09/28/95   $    469,090
  2,348,000  U.S. Treasury Bills*                       5.38          10/12/95      2,333,691
 19,152,000  U.S. Treasury Bills*                       5.39          10/19/95     19,015,831
 16,991,000  U.S. Treasury Bills*                       5.40          11/02/95     16,835,889
  2,149,000  U.S. Treasury Bills*                       5.41          11/09/95      2,127,168
 26,969,000  U.S. Treasury Bills*                       5.41          11/16/95     26,666,651
  2,367,000  U.S. Treasury Bills*                       5.42          11/24/95      2,337,746
    626,000  U.S. Treasury Bills*                       5.54          09/21/95        624,114
                                                                                 ------------

             TOTAL SHORT-TERM INSTRUMENTS                                        $ 70,410,180
             (Cost $70,399,099)

             TOTAL INVESTMENTS IN SECURITIES
              (Cost $606,412,166)** (Notes 1 and 3)   100.21 %                   $709,023,718
              Other Assets and Liabilities, Net        (0.21)                      (1,507,025)
                                                      ------                     ------------

              TOTAL NET ASSETS                        100.00 %                   $707,516,693
                                                      ------                     ------------
                                                      ------                     ------------

-------------------------------------------------------------------------------------------------------

  +  NON-INCOME EARNING SECURITIES.
  * THESE U.S. TREASURY BILLS ARE PLEDGED AS COLLATERAL FOR SECURITY CONTRACTS. SEE NOTE 1.
 ** COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $ 111,360,315
Gross Unrealized Depreciation      (8,748,763)
                                -------------

NET UNREALIZED APPRECIATION     $ 102,611,552
                                -------------
                                -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MANAGED SERIES INVESTMENT TRUST -- SHORT-INTERMEDIATE TERM MASTER
SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             CORPORATE BONDS & NOTES - 27.48%
             CORPORATE NOTES - 23.14%
$   500,000  Associates Corp of North America                     7.80 %        03/13/00   $    524,725
    250,000  BankAmerica Corp                                     8.38          03/15/02        269,870
    500,000  Comdisco Inc                                         7.25          04/15/98        509,330
    250,000  First Union Bank                                     6.75          11/15/98        251,530
    250,000  Ford Holdings                                        9.25          07/15/97        262,723
    250,000  NBD Bancorp Inc                                      6.55          06/02/97        252,138
    500,000  Norwest Financial Inc                                7.88          02/15/02        531,390
    198,000  Sears Roebuck & Co                                   9.25          08/01/97        208,292
                                                                                           ------------

                                                                                           $  2,809,998

             YANKEE BONDS - 4.34%
$   500,000  Westpac Banking (Australia)                          7.88 %        10/15/02   $    527,495
                                                                                           ------------

             TOTAL CORPORATE BONDS & NOTES                                                 $  3,337,493
             (Cost $3,289,502)

             U.S. GOVERNMENT AGENCY SECURITIES - 15.43%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.43%
$   900,784  Federal National Mortgage Assoc                      7.00 %        06/01/09   $    902,188
    967,960  Federal National Mortgage Assoc                      7.50          05/01/25        970,980
                                                                                           ------------

             TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                       $  1,873,168
             (Cost $1,830,983)

             U.S. TREASURY SECURITIES - 51.83%
             U.S. TREASURY BONDS - 21.68%
$ 2,000,000  U.S. Treasury Bonds                                 10.75 %        08/15/05   $  2,632,180

MANAGED SERIES INVESTMENT TRUST -- SHORT-INTERMEDIATE TERM MASTER
SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             U.S. TREASURY SECURITIES (CONTINUED)
             U.S. TREASURY NOTES - 30.15%
$ 3,500,000  U.S. Treasury Notes                                  8.50 %        07/15/97   $  3,661,315
                                                                                           ------------

             TOTAL U.S. TREASURY SECURITIES                                                $  6,293,495
             (Cost $6,075,974)

             SHORT-TERM INSTRUMENTS - 4.84%
             REPURCHASE AGREEMENTS - 4.84%
$   588,000  Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         5.80 %        09/03/95   $    588,000
             (Cost $588,000)

             TOTAL INVESTMENTS IN SECURITIES
              (Cost $11,784,459)* (Notes 1 and 3)                99.58%                    $ 12,092,156
              Other Assets and Liabilities, Net                   0.42                           50,861
                                                                ------                     ------------

              TOTAL NET ASSETS                                  100.00%                    $ 12,143,017
                                                                ------                     ------------
                                                                ------                     ------------

-------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $     338,072
Gross Unrealized Depreciation         (30,375)
                                -------------

NET UNREALIZED APPRECIATION     $     307,697
                                -------------
                                -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MASTER INVESTMENT PORTFOLIO -- U.S. TREASURY ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE         VALUE
             U.S. TREASURY SECURITIES - 39.56%
             U.S. TREASURY BONDS - 19.37%
$ 1,000,000  U.S. Treasury Bonds                                  7.13 %        02/15/23   $  1,045,311
  1,000,000  U.S. Treasury Bonds                                  7.25          05/15/16      1,054,061
    500,000  U.S. Treasury Bonds                                  7.50          11/15/24        548,125
    600,000  U.S. Treasury Bonds                                  7.63          11/15/22        664,125
  3,100,000  U.S. Treasury Bonds                                  7.88          02/15/21      3,500,089
    100,000  U.S. Treasury Bonds                                  8.00          08/15/01        101,906
    800,000  U.S. Treasury Bonds                                  8.13          08/15/19        924,500
  1,000,000  U.S. Treasury Bonds                                  8.13          08/15/21      1,161,875
    800,000  U.S. Treasury Bonds                                  8.75          05/15/17        977,500
  1,000,000  U.S. Treasury Bonds                                  9.00          11/15/18      1,256,250
    700,000  U.S. Treasury Bonds                                  9.88          11/15/15        939,093
                                                                                           ------------

                                                                                           $ 12,172,835

             U.S. TREASURY NOTES - 20.19%
$ 2,900,000  U.S. Treasury Notes                                  7.50 %        11/15/01   $  3,095,750
    800,000  U.S. Treasury Notes                                  7.50          05/15/02        857,500
  1,800,000  U.S. Treasury Notes                                  7.75          02/15/01      1,934,435
  1,500,000  U.S. Treasury Notes                                  7.88          08/15/01      1,626,563
  1,400,000  U.S. Treasury Notes                                  8.00          05/15/01      1,524,250
  3,300,000  U.S. Treasury Notes                                  8.50          11/15/00      3,648,563
                                                                                           ------------

                                                                                           $ 12,687,061

             TOTAL U.S. TREASURY SECURITIES                                                $ 24,859,896
             (Cost $24,511,593)

MASTER INVESTMENT PORTFOLIO -- U.S. TREASURY ALLOCATION MASTER SERIES -- AUGUST 31, 1995 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                                               YIELD TO        MATURITY
 PRINCIPAL   SECURITY NAME                                     MATURITY          DATE         VALUE
             SHORT-TERM INSTRUMENTS - 50.48%
             U.S. TREASURY BILLS - 50.48%
$   685,000  U.S. Treasury Bills                                  5.37 %        10/05/95   $    681,521
     61,000  U.S. Treasury Bills                                  5.38          10/12/95         60,628
    422,000  U.S. Treasury Bills                                  5.39          10/19/95        419,000
  5,921,000  U.S. Treasury Bills                                  5.40          11/02/95      5,866,947
    632,000  U.S. Treasury Bills                                  5.41          11/09/95        625,580
 12,344,000  U.S. Treasury Bills                                  5.41          11/16/95     12,205,611
     91,000  U.S. Treasury Bills                                  5.42          11/24/95         89,877
 11,803,000  U.S. Treasury Bills                                  5.54          09/21/95     11,767,431
                                                                                           ------------

             TOTAL SHORT-TERM INSTRUMENTS                                                  $ 31,716,595
             (Cost $31,714,959)

             TOTAL INVESTMENTS IN SECURITIES
              (Cost $56,226,553)*                                      90.04%              $ 56,576,491
                (Notes 1 and 3)
              Other Assets and Liabilities, Net                         9.96                  6,256,727
                                                                      ------               ------------

              TOTAL NET ASSETS                                        100.00%              $ 62,833,218
                                                                      ------               ------------
                                                                      ------               ------------

-------------------------------------------------------------------------------------------------------

  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation   $     350,353
Gross Unrealized Depreciation            (415)
                                -------------

NET UNREALIZED APPRECIATION     $     349,938
                                -------------
                                -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
AUGUST 31, 1995

                                        MASTER            MASTER
                                    INVESTMENT        INVESTMENT    MANAGED SERIES
                                     PORTFOLIO         PORTFOLIO  INVESTMENT TRUST
                              ASSET ALLOCATION        BOND INDEX      GROWTH STOCK
                                 MASTER SERIES     MASTER SERIES     MASTER SERIES
----------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market
    value (see cost below)
    (Note 1)                      $341,695,794      $120,819,329      $145,142,751
  Cash                                 759,535             3,976             1,609
Receivables:
  Dividends and interest             1,283,224         1,683,355            44,745
  Investment securities sold                 0                 0                 0
  Variation margin on
    futures contracts                        0                 0                 0
Prepaid expenses                             0                 0             1,715
Organizational costs (Note
  2)                                         0                 0             8,615
TOTAL ASSETS                       343,738,553       122,506,660       145,199,435
LIABILITIES
PAYABLES:
  Investment securities
    purchased                                0                 0           318,928
  Allocation to beneficial
    interest holders                 1,280,805           707,858            33,449
  Due to sponsor and
    distributor                              0                 0             8,615
  Due to WFB (Note 2)                  200,759            22,602           225,482
  Other                                      0            16,183             4,206
TOTAL LIABILITIES                    1,481,564           746,643           590,680
TOTAL NET ASSETS                  $342,256,989      $121,760,017      $144,608,755
INVESTMENTS AT COST               $307,488,962      $117,335,671      $118,894,811
----------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
AUGUST 31, 1995

                                                                            MASTER
                                                  MANAGED SERIES        INVESTMENT
                                        MASTER  INVESTMENT TRUST         PORTFOLIO
                                    INVESTMENT            SHORT-              U.S.
                                     PORTFOLIO      INTERMEDIATE          TREASURY
                                 S&P 500 INDEX              TERM        ALLOCATION
                                 MASTER SERIES     MASTER SERIES     MASTER SERIES
----------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market
    value (see cost below)
    (Note 1)                      $709,023,718       $12,092,156       $56,576,491
  Cash                                  27,981             1,390             1,130
Receivables:
  Dividends and interest             1,753,979           122,510           481,198
  Investment securities sold                 0                 0        11,753,406
  Variation margin on
    futures contracts                  216,525                 0                 0
Prepaid expenses                             0                 0                 0
Organizational costs (Note
  2)                                         0             8,615                 0
TOTAL ASSETS                       711,022,203        12,224,671        68,812,225
LIABILITIES
PAYABLES:
  Investment securities
    purchased                          400,289                 0         5,637,219
  Allocation to beneficial
    interest holders                 3,009,501            72,058           310,023
  Due to sponsor and
    distributor                              0             8,615                 0
  Due to WFB (Note 2)                   82,269                 0            31,765
  Other                                 13,451               981                 0
TOTAL LIABILITIES                    3,505,510            81,654         5,979,007
TOTAL NET ASSETS                  $707,516,693       $12,143,017       $62,833,218
INVESTMENTS AT COST               $606,412,166       $11,784,459       $56,226,553
----------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED AUGUST 31, 1995

                                        MASTER            MASTER
                                    INVESTMENT        INVESTMENT    MANAGED SERIES
                                     PORTFOLIO         PORTFOLIO  INVESTMENT TRUST
                              ASSET ALLOCATION        BOND INDEX      GROWTH STOCK
                                 MASTER SERIES     MASTER SERIES     MASTER SERIES
----------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                        $ 2,031,277        $        0        $  166,342
  Interest                           5,641,150         4,140,373           314,028
TOTAL INVESTMENT INCOME              7,672,427         4,140,373           480,370
EXPENSES (NOTE 2)
  Advisory fees                        565,631            53,526           353,864
  Legal and audit                            0            10,083            10,889
  Directors fees                             0             3,277               736
TOTAL EXPENSES                         565,631            66,886           365,489
Less:
  Waived fees by WFB (Note
    2)                                       0            (7,652)          (10,890)
NET EXPENSES                           565,631            59,234           354,599
NET INVESTMENT INCOME                7,106,796         4,081,139           125,771
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    on sale of investments          (1,616,609)         (180,711)       12,646,130
  Net realized gain (loss)
    on sale of futures
    contracts                                0                 0                 0
  Net change in unrealized
    appreciation of
    investments                     34,586,900         4,731,944        20,874,380
  Net change in unrealized
    appreciation of futures
    contracts                                0                 0                 0
NET GAIN ON INVESTMENTS             32,970,291         4,551,233        33,520,510
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS         $40,077,087        $8,632,372       $33,646,281
----------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED AUGUST 31, 1995

                                                                            MASTER
                                                  MANAGED SERIES        INVESTMENT
                                        MASTER  INVESTMENT TRUST         PORTFOLIO
                                    INVESTMENT            SHORT-              U.S.
                                     PORTFOLIO      INTERMEDIATE          TREASURY
                                 S&P 500 INDEX              TERM        ALLOCATION
                                 MASTER SERIES     MASTER SERIES     MASTER SERIES
----------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                        $ 7,142,129          $      0        $        0
  Interest                           1,364,006           482,096         2,017,329
TOTAL INVESTMENT INCOME              8,506,135           482,096         2,017,329
EXPENSES (NOTE 2)
  Advisory fees                        148,062            28,386            90,916
  Legal and audit                       10,939            10,889                 0
  Directors fees                         3,291               125                 0
TOTAL EXPENSES                         162,292            39,400            90,916
Less:
  Waived fees by WFB (Note
    2)                                 (14,230)          (11,015)                0
NET EXPENSES                           148,062            28,385            90,916
NET INVESTMENT INCOME                8,358,073           453,711         1,926,413
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    on sale of investments           1,112,985            13,758         1,225,869
  Net realized gain (loss)
    on sale of futures
    contracts                        5,024,364                 0                 0
  Net change in unrealized
    appreciation of
    investments                     74,002,262           300,619           795,344
  Net change in unrealized
    appreciation of futures
    contracts                          323,700                 0                 0
NET GAIN ON INVESTMENTS             80,463,311           314,377         2,021,213
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS         $88,821,384          $768,088        $3,947,626
----------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                               MASTER INVESTMENT PORTFOLIO ASSET
                                        ALLOCATION MASTER SERIES
                              ----------------------------------
                                   (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995              1995
----------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income           $  7,106,796       $ 9,844,287
  Net realized gain (loss)
    on sale of investments          (1,616,609)          292,999
  Net realized gain on sale
    of futures contracts                     0                 0
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                     34,586,900          (380,068)
  Net change in unrealized
    appreciation of futures
    contracts                                0                 0
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS          40,077,087         9,757,218
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 BENEFICIAL INTERESTS
 TRANSACTIONS                        8,435,809       283,986,875
INCREASE (DECREASE) IN NET
 ASSETS                             48,512,896       293,744,093
NET ASSETS:
Beginning net assets               293,744,093                 0
ENDING NET ASSETS                 $342,256,989      $293,744,093
----------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                MASTER INVESTMENT PORTFOLIO BOND
                                             INDEX MASTER SERIES
                              ----------------------------------
                                   (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995              1995
----------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income            $ 4,081,139       $ 4,037,719
  Net realized gain (loss)
    on sale of investments            (180,711)         (498,410)
  Net realized gain on sale
    of futures contracts                     0                 0
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                      4,731,944        (1,248,285)
  Net change in unrealized
    appreciation of futures
    contracts                                0                 0
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS           8,632,372         2,291,024
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 BENEFICIAL INTERESTS
 TRANSACTIONS                        5,119,165       105,717,456
INCREASE (DECREASE) IN NET
 ASSETS                             13,751,537       108,008,480
NET ASSETS:
Beginning net assets               108,008,480                 0
ENDING NET ASSETS                 $121,760,017      $108,008,480
----------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 MANAGED SERIES INVESTMENT TRUST     MASTER INVESTMENT PORTFOLIO S&P
                                      GROWTH STOCK MASTER SERIES             500 INDEX MASTER SERIES
                              ----------------------------------  ----------------------------------
                                   (UNAUDITED)           FOR THE       (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED           FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,  SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995              1995   AUGUST 31, 1995              1995
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income            $   125,771        $   89,980       $ 8,358,073       $ 8,827,173
  Net realized gain (loss)
    on sale of investments          12,646,130         2,269,409         1,112,985         2,143,795
  Net realized gain on sale
    of futures contracts                     0                 0         5,024,364           158,998
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                     20,874,380         5,373,560        74,002,262        28,609,290
  Net change in unrealized
    appreciation of futures
    contracts                                0                 0           323,700         1,217,675
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS          33,646,281         7,732,949        88,821,384        40,956,931
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 BENEFICIAL INTERESTS
 TRANSACTIONS                       14,079,220        89,150,305       133,089,935       444,648,443
INCREASE (DECREASE) IN NET
 ASSETS                             47,725,501        96,883,254       221,911,319       485,605,374
NET ASSETS:
Beginning net assets                96,883,254                 0       485,605,374                 0
ENDING NET ASSETS                 $144,608,755       $96,883,254      $707,516,693      $485,605,374
----------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                 MANAGED SERIES INVESTMENT TRUST
                           SHORT-INTERMEDIATE TERM MASTER SERIES
                           -------------------------------------
                                   (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995              1995
----------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income             $  453,711        $  434,074
  Net realized gain (loss)
    on sale of investments              13,758          (267,700)
  Net realized gain on sale
    of futures contracts                     0                 0
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                        300,619             7,078
  Net change in unrealized
    appreciation of futures
    contracts                                0                 0
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS             768,088           173,452
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 BENEFICIAL INTERESTS
 TRANSACTIONS                       (2,915,084)       14,116,561
INCREASE (DECREASE) IN NET
 ASSETS                             (2,146,996)       14,290,013
NET ASSETS:
Beginning net assets                14,290,013                 0
ENDING NET ASSETS                  $12,143,017       $14,290,013
----------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                MASTER INVESTMENT PORTFOLIO U.S.
                               TREASURY ALLOCATION MASTER SERIES
                              ----------------------------------
                                   (UNAUDITED)           FOR THE
                                       FOR THE        YEAR ENDED
                              SIX MONTHS ENDED      FEBRUARY 28,
                               AUGUST 31, 1995              1995
----------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS
OPERATIONS:
  Net investment income            $ 1,926,413       $ 2,996,075
  Net realized gain (loss)
    on sale of investments           1,225,869        (2,077,444)
  Net realized gain on sale
    of futures contracts                     0                 0
  Net change in unrealized
    appreciation
    (depreciation) of
    investments                        795,344          (445,406)
  Net change in unrealized
    appreciation of futures
    contracts                                0                 0
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS         $ 3,947,626        $  473,225
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 BENEFICIAL INTERESTS
 TRANSACTIONS                        2,024,078        56,388,289
INCREASE (DECREASE) IN NET
 ASSETS                              5,971,704        56,861,514
NET ASSETS:
Beginning net assets                56,861,514                 0
ENDING NET ASSETS                  $62,833,218       $56,861,514
----------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION

    Master Investment Portfolio ("Master Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Master Portfolio was organized on October 21, 1993 as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993 and had no operations prior to May 26, 1994. Master Portfolio is currently authorized to issue fourteen separate diversified portfolios (the "Master Series"), of which the following have commenced operations: LifePath 2000 Master Series, LifePath 2010 Master Series, LifePath 2020 Master Series, LifePath 2030 Master Series, LifePath 2040 Master Series, Asset Allocation Master Series, Bond Index Master Series, S&P 500 Index Master Series and U.S. Treasury Allocation Master Series. The following significant accounting policies are consistently followed by Master Portfolio in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The financial statements for each of the LifePath Master Series are presented separately.

    SECURITY VALUATION

    The securities of each Master Series (except debt securities) are valued at the last sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Debt securities, other than those maturing in 60 days or less, are valued at the latest quoted bid price. Any securities, restricted securities or other assets for which recent market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by Master Portfolio's Board of Trustees.

    SECURITY TRANSACTIONS AND REVENUE RECOGNITION

    Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code of 1986 (the "Code").

    FEDERAL INCOME TAXES

    Each Master Series of Master Portfolio intends to qualify as a partnership for federal income tax purposes. Each Master Series therefore believes that it will not be subject to any federal income tax on its income and any net capital gains. However, each investor in a Master Series will be taxable on its allocable share of the partnership's income and capital gains. The determination of such share will be made in accordance with the applicable sections of the Code.

    It is intended that each Master Series' assets, income and allocations will be managed in such a way that a regulated investment company investing in a Master Series will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invests all of its assets in the respective Master Series.

    FUTURES CONTRACTS

    The S&P 500 Index Master Series may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into such a contract, a Master Series is required to pledge to the broker an amount of cash, U.S. government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Series as unrealized gains or losses. When the contract is closed, the Master Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

Securities and Exchange Commission, the S&P 500 Index Master Series is required to segregate cash or high quality, liquid debt instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. As of August 31, 1995, the S&P 500 Index Master Series had the following open futures contracts:

                                                              NOTIONAL           NET
                                                              CONTRACT    UNREALIZED
NUMBER OF CONTRACTS             TYPE    EXPIRATION DATE          VALUE  APPRECIATION
------------------------------------------------------------------------------------
127                    S&P 500 Index      December 1995  $  36,033,075   $  204,825
124                    S&P 500 Index     September 1995     34,896,700    1,336,550

    The S&P 500 Index Master Series has pledged to brokers U.S. Treasury Bills for initial margin requirements with a par value of $2,810,000.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Master Portfolio has entered into an investment advisory agreement on behalf of the Master Series with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the agreement, WFB has agreed to provide investment guidance and policy direction in connection with daily portfolio management of each Master Series. For the Asset Allocation Master Series, the Bond Index Master Series, the S&P 500 Index Master Series, and the U.S. Treasury Allocation Master Series, WFB is entitled to be compensated monthly, at annual rates of 0.35%, 0.08%, 0.05% and 0.30% of the respective average daily net assets of each of these Master Series.

    In connection with the Asset Allocation Master Series, the Bond Index Master Series, the S&P 500 Index Master Series and the U.S. Treasury Allocation Master Series, the Master Portfolio and WFB have entered into sub-advisory agreements with Wells Fargo Nikko Investment Advisors ("WFNIA"). WFNIA is an affiliate of Wells Fargo & Company. Pursuant to Sub-Advisory Agreements, WFNIA, subject to the supervision and approval of WFB, provides investment advisory assistance and the day-to-day management of each Master Series' assets, subject to the overall

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

authority of the Master Portfolio's Board of Trustees. For providing these services, WFNIA is entitled to be compensated by WFB monthly at the annual rate of 0.20%, 0.07%, 0.04% and 0.15% of the average daily net assets of the Asset Allocation, Bond Index, S&P 500 Index and U.S. Treasury Allocation Master Series, respectively.

    In addition, Wells Fargo Institutional Trust Company N.A. ("WFITC"), a subsidiary of WFNIA, acts as custodian for these Master Series. Custody fees are paid to WFITC from the subadvisory fee paid to WFNIA.

    On June 21, 1995, Wells Fargo & Co. and The Nikko Securities Co., Ltd. signed a definitive agreement to sell their partnership interests in WFNIA to Barclays Bank PLC ("Barclays") of the U.K.. The sale, which is subject to the approval of appropriate regulatory authorities, is expected to close in the fourth quarter of 1995.

    Barclays is one of the oldest and largest financial institutions in the world, with approximately $264 billion in total assets at June 30, 1995. Barclays has indicated an intention to reorganize WFNIA into one of WFNIA's two current partners, which would be renamed BZW Global Investors. Barclays and its affiliates have considerable experience in managing fund assets and had approximately $35 billion of quantitative fund assets under management, as of June 30, 1995. The BZW Division of Barclays offers a full range of investment banking, capital markets and asset management services.

    Under the Investment Company Act of 1940, this proposed change in control of WFNIA would result in an assignment and termination of the current Sub-Investment Advisory Agreements among WFNIA, Wells Fargo Bank and the Master Series. Subject to approval of the Company's Board of Directors, it is contemplated that a special meeting of shareholders of the Master Series will be convened to consider a new Advisory Agreement with WFNIA's successor as the primary adviser to each Master Series, which will become effective only upon the change in control of WFNIA. It is not anticipated that the proposed change in control will change the investment objective or overall investment strategy of the Master Series.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

    ORGANIZATION EXPENSES

    Stephens Inc. ("Stephens"), the administrator, sponsor and distributor for the Master Series, has paid all expenses in connection with the Master Series' organization and initial registration. Pursuant to the Administration Agreement, Stephens has agreed to assume all operating expenses of the Asset Allocation Master Series and the U.S. Treasury Allocation Master Series, except for advisory fees, interest, brokerage fees and commissions, if any, costs of independent pricing services and any extraordinary expenses.

    Certain fees have been waived by WFB for the Bond Index Master Series and S&P 500 Index Master Series for the six months ended August 31, 1995. Waived fees continue at the discretion of WFB.

    Certain officers and directors of Master Portfolio are also officers of Stephens. As of August 31, 1995, these officers of Stephens collectively owned less than 1% of the Master Series' outstanding beneficial interests.

3. INVESTMENT PORTFOLIO TRANSACTIONS

    Purchases and sales of investments, exclusive of short-term securities, for each Master Series for the six months ended August 31, 1995 are as follows:

                                            ASSET                                 U.S. TREASURY
AGGREGATE PURCHASES                    ALLOCATION     BOND INDEX   S&P 500 INDEX     ALLOCATION
AND SALES OF:                       MASTER SERIES  MASTER SERIES   MASTER SERIES  MASTER SERIES
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
  Purchases at cost                $   13,722,922  $  11,207,608  $            0  $  61,371,002
  Sales proceeds                      128,239,049      4,634,035               0     93,318,139
OTHER SECURITIES:
  Purchases at cost                    33,060,483      6,332,759     111,485,607              0
  Sales proceeds                        1,418,072      3,527,605       5,671,401              0

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

4. FINANCIAL HIGHLIGHTS

    The portfolio turnover rates, excluding short-term securities, for the Master Series are as follows:

                                                                                          U.S.
                                                                          S&P 500     TREASURY
                                                 ASSET   BOND INDEX         INDEX   ALLOCATION
                                            ALLOCATION       MASTER        MASTER       MASTER
PORTFOLIO TURNOVER                       MASTER SERIES       SERIES        SERIES       SERIES
----------------------------------------------------------------------------------------------
For the Period from May 26, 1994
 (commencement of operations) to
 February 28, 1995                                 23%          37%            5%          87%
For the Six Months Ended August 31,
 1995 (Unaudited)                                  19%           7%            1%         178%

5. ORGANIZATION OF THE MASTER SERIES

    At a special meeting held January 31, 1994, the shareholders of the Asset Allocation Fund, Bond Index Fund, S&P 500 Stock Fund and U.S. Treasury Allocation Fund (the "Funds") approved the reorganization of certain Funds into a "master-feeder" structure, whereby the existing funds invest all of their assets in a corresponding series of the Master Portfolio. As of May 25, 1994, the Funds transferred their investments to the corresponding Master Series of Master Portfolio in exchange for shares in the corresponding Master Series. The transfer of assets was accomplished as a tax-free exchange. The investments transferred had costs of $221,581,217, $16,556,893, $157,312,274 and
$51,537,523, and unrealized appreciation (depreciation) of $(9,431,883), $(939,294), $1,692,082 and $(1,788,579), respectively.

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION

    Managed Series Investment Trust ("Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Master Trust was organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated October 28, 1993. The Master Trust consists of eight separate portfolios (the "Master Series"): Growth Stock Master Series, Short-Intermediate Term Master Series, Growth and Income Master Series, California Tax-Free Intermediate Income Master Series, California Tax-Free Money Market Master Series, California Tax-Free Short-Term Income Master Series, Tax-Free Intermediate Income Master Series and the Tax-Free Money Market Master Series. At August 31, 1995 the Growth and Income Master Series, California Tax-Free Intermediate Income Master Series, California Tax-Free Money Market Master Series, California Tax-Free Short-Term Income Master Series, Tax-Free Intermediate Income Master Series and the Tax-Free Money Market Master Series had not yet commenced operations. The following significant accounting policies are consistently followed by the Master Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

    SECURITY VALUATION

    The securities of each Master Series are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by Master Trust's Board of Trustees.

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

    SECURITY TRANSACTIONS AND REVENUE RECOGNITION

    Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code of 1986 (the "Code").

    FEDERAL INCOME TAXES

    Each Master Series of the Master Trust intends to qualify for federal income tax purposes as a partnership. Each Master Series therefore believes that it will not be subject to any federal income tax on its income and net capital gains (if any). However, each investor in a Master Series will be taxable on its allocable share of the partnership's income. The determination of such share will be made in accordance with the Code. It is intended that each Master Series' assets, income and allocations will be managed in such a way that a regulated investment company investing in a Master Series will be able to satisfy the requirements of Subchapter M of the Code, assuming that an investment company invested all of its assets in a Master Series.

    ORGANIZATION EXPENSES
    Stephens has charged the Master Series for expenses incurred in connection with organization and registration as investment companies under the Investment Company Act of 1940. Such expenses are being amortized on a straight-line basis over 60 months from the date the Master Series commenced operations. In the event any of the initial beneficial interests are redeemed during the 60 month amortization period, Stephens will reimburse the Series for the unamortized balance of such organizational costs in the same proportion as the number of beneficial interests reduced bears to the number of initial beneficial interests outstanding at the time of redemption.

    REPURCHASE AGREEMENTS
    Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

any, are detailed in each Master Series' Portfolio of Investments. The adviser to the Master Series pools the Master Series' cash and invests in repurchase agreements entered into by the Master Series. The Master Series' prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements held in the Master Series as of August 31, 1995 are collateralized by U.S. government securities. The repurchase agreements were entered into on August 31, 1995.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
    The Master Trust has entered into an advisory contract on behalf of the Growth Stock Master Series and the Short-Intermediate Term Master Series with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contract, WFB has agreed to furnish each Master Series with investment guidance and policy direction in connection with daily portfolio management. The advisory contracts for the Growth Stock Master Series and the Short-Intermediate Term Master Series provide for advisory fees, which are accrued daily and paid monthly, at annual rates of 0.60% and 0.45% of the average daily net assets of each of these Master Series, respectively.

    On June 21, 1995, Wells Fargo & Co. and The Nikko Securities Co., Ltd. signed a definitive agreement to sell their partnership interests in Wells Fargo Nikko Investment Advisors to Barclays Bank PLC of the United Kingdom. The sale, which is subject to the approval of appropriate regulatory authorities, is expected to close in the fourth quarter of 1995. In connection with the sale, each of the interestholders of the Growth Stock and Short-Intermediate Term Master Portfolios will be asked to approve a proposed investment advisory contract appointing BZW Global Investors as the respective Master Portfolio's investment adviser and a proposed sub-advisory contract appointing Wells Fargo Bank as the respective Master Portfolio's sub-adviser. Interestholders will be mailed additional information regarding the sale and the proposed advisory arrangements later this year.

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

3. INVESTMENT PORTFOLIO TRANSACTIONS

    Purchases and sales of investments, excluding short-term securities, for each series for the six months ended were as follows:

                                                                       SHORT-INTERMEDIATE
AGGREGATE PURCHASES                                      GROWTH STOCK             TERM
 AND SALES OF:                                          MASTER SERIES    MASTER SERIES
--------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
  Purchases at cost                                     $           0   $      930,421
  Sales proceeds                                                    0        4,972,249
OTHER SECURITIES:
  Purchases at cost                                        91,990,762        2,498,284
  Sales proceeds                                           84,265,417           62,418

4. FINANCIAL HIGHLIGHTS

    The portfolio turnover rates, excluding short-term securities, for the Master Series are as follows:

                                                                       SHORT-INTERMEDIATE
                                                         GROWTH STOCK             TERM
PORTFOLIO TURNOVER                                      MASTER SERIES    MASTER SERIES
--------------------------------------------------------------------------------------
For the Period from May 26, 1994 (commence-
 ment of operations) to February 28, 1995                         93%              96%
For the Six Months Ended August 31, 1995 (Unaudited)              78%              31%

5. ORGANIZATION OF THE MASTER SERIES

    At a special meeting held January 31, 1994, the shareholders of the Growth Stock Fund and the Short-Intermediate Term Fund approved the reorganization of the Funds into a "master-feeder" structure, whereby the existing funds invest all of their assets in a corresponding series of the Managed Series Investment Trust. As of May 25, 1994, the Funds transferred their investments to the corresponding Master Series of Managed Series Investment Trust in exchange for shares in the corresponding Master Series. The investments transferred had costs of $48,121,213 and $7,401,856 and unrealized depreciation of $899,189 and $285,454, respectively.

                 MASTER INVESTMENT PORTFOLIO

                      FILE NO. 811-8162

                 PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits

    (a)  Financial Statements


         (1) The following audited Financial Statements for the LifePath 2000 Master Series, LifePath 2010 Master Series, LifePath 2020 Master Series, LifePath 2030 Master Series, LifePath 2040 Master Series, Asset Allocation Master Series, U.S. Treasury Allocation Master Series, Bond Index Master Series and S&P
              500 Index Master Series are incorporated by reference to the Registration Statement on Form N-1A of Stagecoach Inc. filed on June 27, 1995:



              Portfolio of Investments -- February 28, 1995
              Statement of Assets and Liabilities -- February 28, 1995 Statement of Operations for the period ended February 28, 1995 Statement of Changes in Net Assets for the period ended February 28, 1995
              Notes to Financial Statements -- February 28, 1995



         (2) The following unaudited Financial Statements for the LifePath 2000 Master Series, LifePath 2010 Master
              Series, LifePath 2020 Master Series, LifePath
              2030 Master Series and LifePath 2040 Master Series are filed herewith:



              Portfolio of Investments -- August 31, 1995
              Statement of Assets and Liabilities -- August 31, 1995 Statement of Operations for the period ended August 31, 1995 Statement of Changes in Net Assets for the period ended August 31, 1995
              Notes to Financial Statements --  August 31, 1995



         (3) The following unaudited Financial Statements for the Asset Allocation Master Series, U.S. Treasury
              Allocation Master Series, Bond Index Master Series and S&P 500 Index Master Series are filed herewith:



              Portfolio of Investments -- August 31, 1995
              Statement of Assets and Liabilities -- August 31, 1995 Statement of Operations for the period ended August 31, 1995 Statement of Changes in Net Assets for the period ended August 31, 1995
              Notes to Financial Statements --  August 31, 1995

    (b)  Exhibits:

          1 (a) Amended and Restated Declaration of Trust, incorporated by reference to the Registration
                   Statement on Form N-1A, filed November 15, 1993.

          1 (b) Certificate of Trust, incorporated by reference to the Registration Statement on Form N-1A, filed November 15, 1993.

          2 By-Laws, incorporated by reference to the Registration Statement on Form N1-A filed
                   November 15, 1993.

          3        Not Applicable.

          4        Not Applicable.

          5 (a)    Investment Advisory Agreement by and among
                   Master Investment Portfolio and Wells Fargo
                   Bank, N.A., dated February 25, 1994, incorporated by reference to Amendment No. 2 to the Registration Statement, filed June 28, 1995.

          5 (b) Sub-Investment Advisory Agreement by and among Master Investment Portfolio, Wells
                   Fargo Bank, N.A. and Wells Fargo Nikko
                   Investment Advisors, dated February 25, 1994, incorporated by reference to Amendment No. 2 to the Registration Statement, filed June 28, 1995.


          5 (c) Investment Advisory Contract by and among BZW Barclays Global Fund Advisors and Master Investment Portfolio on behalf of the LifePath 2000 Master Series, filed herewith.



          5 (d) Investment Advisory Contract by and among BZW Barclays Global Fund Advisors and Master Investment Portfolio on behalf of the LifePath 2010 Master Series, filed herewith.



          5 (e) Investment Advisory Contract by and among BZW Barclays Global Fund Advisors and Master Investment Portfolio on behalf of the LifePath 2020 Master Series, filed herewith.



          5 (f) Investment Advisory Contract by and among BZW Barclays Global Fund Advisors and Master Investment Portfolio on behalf of the LifePath 2030 Master Series, filed herewith.



          5 (g) Investment Advisory Contract by and among BZW Barclays Global Fund Advisors and Master Investment Portfolio on behalf of the LifePath 2040 Master Series, filed herewith.



          5 (h) Investment Advisory Contract by and among BZW Barclays Global Fund Advisors and Master Investment Portfolio on behalf of the Bond Index Master Series, filed herewith.



          5 (i) Investment Advisory Contract by and among BZW Barclays Global Fund Advisors and Master Investment Portfolio on behalf of the Asset Allocation Master Series, filed herewith.



          5 (j) Investment Advisory Contract by and among BZW Barclays Global Fund Advisors and Master Investment Portfolio on behalf of the S&P 500 Index Master Series, filed herewith.



          5 (k) Investment Advisory Contract by and among BZW Barclays Global Fund Advisors and Master Investment Portfolio on behalf of the U.S. Treasury Allocation Master Series, filed herewith.

          6        Form of Placement Agency Agreement,
                   incorporated by reference to the Registration
                   Statement on Form N-1A filed November 15,
                   1993.

          7        Not Applicable.

          8 (a) Form of Custody Agreement, incorporated by reference to the Registration Statement on Form N-1A filed November 15, 1993.

          8 (b)    Custody Agreement with BZW Barclays Global
                   Investors, N.A., filed herewith.


          9        Not Applicable.



          10       Not Applicable.



          11       Not Applicable.



          12       Not Applicable.



          13       Not Applicable.



          14       Not Applicable.



          15       Distribution Plan on behalf of the LifePath
                   Master Series filed herewith.



          27 (a)   Financial Data Schedule for the Asset
                   Allocation Master Series, incorporated by reference to Amendment No. 2 to the Registration Statement, filed June 28, 1995.



             (b)   Financial Data Schedule for the U.S. Treasury
                   Allocation Master Series, incorporated by reference to Amendment No. 2 to the Registration Statement, filed June 28, 1995.



             (c)   Financial Data Schedule for the Bond Index
                   Master Series, incorporated by
                   reference to Amendment No. 2 to the
                   Registration Statement, filed June 28, 1995.



             (d)   Financial Data Schedule for the S&P 500 Index
                   Master Series, incorporated by
                   reference to Amendment No. 2 to the
                   Registration Statement, filed June 28, 1995.



             (e)   Financial Data Schedule for the LifePath 2000
                   Master Series, incorporated by
                   reference to Amendment No. 2 to the
                   Registration Statement, filed June 28, 1995.



             (f)   Financial Data Schedule for the LifePath 2010
                   Master Series, incorporated by
                   reference to Amendment No. 2 to the
                   Registration Statement, filed June 28, 1995.



             (g)   Financial Data Schedule for the LifePath 2020
                   Master Series, incorporated by
                   reference to Amendment No. 2 to the
                   Registration Statement, filed June 28, 1995.



             (h)   Financial Data Schedule for the LifePath 2030
                   Master Series, incorporated by
                   reference to Amendment No. 2 to the
                   Registration Statement, filed June 28, 1995.



             (i)   Financial Data Schedule for the LifePath 2040
                   Master Series, incorporated by
                   reference to Amendment No. 2 to the
                   Registration Statement, filed June 28, 1995.



Item 25. Persons Controlled by or Under Common Control with
         Registrant

         No person is controlled by or under common control with the Registrant.


Item 26. Number of Holders of Securities

         As of December 15, 1995, the number of record holders of each class of securities of the Registrant was as follows:


              (1)                                (2)

                                            Number of Record
         Title of Class                         Holders
         --------------                     ----------------
         Shares of beneficial
         interest, $.001 per share,
         of the following
         series:

         LifePath 2000 Master Series               2
         LifePath 2010 Master Series               2
         LifePath 2020 Master Series               2
         LifePath 2030 Master Series               2
         LifePath 2040 Master Series               2
         S&P 500 Index Master Series               3
         Bond Index Master Series                  3
         Asset Allocation Master Series            2
         U.S. Treasury Allocation Master Series    2




Item 27. Indemnification

         Reference is made to Article IX of the Registrant's Declaration of Trust. The application of these provisions is limited by Article 10 of the Registrant's By-Laws and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange
         Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.



Item 28. (a)  Business and Other Connections of Investment
              Adviser


        BZW Barclays Global Fund Advisors ("BGFA") is a wholly-owned subsidiary of BZW Barclays Global Investors, N.A. ("BGI"; formerly, Wells Fargo Institutional Trust Company). BGFA serves as investment adviser to the Registrant's Master Series and to certain other open-end management investment companies.



        The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA"), and, in some cases, the service business of BGI, the custodian of the Registrant's Master Series. With the exception of Irving Cohen, each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.



Name and Position            Principal Business(es) During at
at BGFA                         Least the Last Two Fiscal Years
--------                     -------------------------------

Frederick L. A. Grauer       Chairman and Director of WFNIA and WFITC+;
Chairman, Director

Donald L. Luskin             Chief Executive Officer of WFNIA's Defined Contribution Group+
Vice Chairman & Director

Irving Cohen                 Chief Financial Officer and Chief Operating
Director                     Officer of Barclays Bank PLC, New York Branch and
                             Chief Operating Officer of Barclays Group, Inc.
                             (USA)*: previously Chief Financial Officer of
                             Barclays de Zoete Wedd Securities Inc. (1994)*

Andrea M. Zolberti           Chief Financial Officer of WFNIA and WFITC+
Chief Financial Officer
Chief Administrative
     Officer

Vincent J. Bencivenga        Previously Vice President at State Street Bank &
Chief Fiduciary Officer      Trust Company++







 *   222 Broadway, New York, New York, 10038.



  +  45 Fremont Street, San Francisco, California 94105



 ++  One Financial Center, Boston, Massachusetts 02111.






         Prior to January 1, 1996, Wells Fargo Bank, N.A.
("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, served as investment adviser to all of the Registrant's investment portfolios, and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

         To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.




Name and Position            Principal Business(es) and Address(es)
at Wells Fargo Bank          During at Least the Last Two Fiscal Years
-------------------          -----------------------------------------
H. Jesse Arnelle             Senior Partner of Arnelle & Hastie
Director                     455 Market Street
                             San Francisco, CA 94105

                             Director of FPL Group, Inc.
                             700 Universe Blvd.
                             P.O. Box 14000
                             North Palm Beach, FL 33408

William R. Breuner           General Partner in Breuner Associates, Breuner
Director                     Properties and Breuner-Pavarnick Real Estate
                             Developers. Retired Chairman of the Board of
                             Directors of John Breuner Co.
                             2300 Clayton Road, Suite 1570
                             Concord, CA 94520

                             Vice Chairman of the California State
                             Railroad Museum Foundation
                             111 I Street
                             Old Sacramento, CA 95814

William S. Davila            President and Director of The Vons Companies, Inc.
Director                     618 Michillinda Avenue
                             Arcadia, CA 91007

                             Officer of Western Association of Food Chains
                             825 Colorado Blvd. #203
                             Los Angeles, CA  90041

Rayburn S. Dezember          Director of CalMat Co.
Director                     3200 San Fernando Road
                             Los Angeles, CA 90065

                             Director of Tejon Ranch Co.
                             P.O. Box 1000
                             Lebec, CA 93243

                             Director of Turner Casting Corp.
                             P.O. Box 1099
                             Cudahy, CA 90201

                             Director of The Bakersfield Californian
                             P.O. Box 440
                             1707 I Street
                             Bakersfield, CA 93301

                             Director of Kern County Economic Development Corp.
                             P.O. Box 1229
                             2700 M Street, Suite 225
                             Bakersfield, CA 93301

                             Chairman of the Board of Trustees of Whittier
                             College
                             13406 East Philadelphia Avenue
                             P.O. Box 634
                             Whittier, CA 90608

Paul Hazen                   Chairman of the Board of Directors of
Chairman of the              Wells Fargo & Company
Board of Directors           420 Montgomery Street
                             San Francisco, CA 94105

                             Director of Pacific Telesis Group
                             130 Kearny Street
                             San Francisco, CA 94108

                             Director of Phelps Dodge Corp.
                             2600 North Central Avenue
                             Phoenix, AZ 85004

                             Director of Safeway Inc.
                             Fourth and Jackson Streets
                             Oakland, CA 94660

Robert K. Jacdicke           Accounting Professor and Dean Emeritus of
Director                     Graduate School of Business, Stanford University
                             MBA Admissions Office
                             Stanford, CA 94305

                             Director of Homestake Mining Co.
                             650 California Street
                             San Francisco, CA 94108

                             Director of California Water Service Company
                             1720 North First Street
                             San Jose, CA 95112

                             Director of Boise Cascade Corp.
                             1111 West Jefferson Street
                             P.O. Box 50
                             Boise, ID 83728

                             Director of Enron Corp.
                             1400 Smith Street
                             Houston, TX 77002

                             Director of GenCorp. Inc.
                             175 Ghent Road
                             Fairlawn, OH 44333

Paul A. Miller               Chairman of Executive Committee and Director of
Director                     Pacific Enterprises
                             633 West Fifth Street
                             Los Angeles, CA 90071

                             Trustee of Mutual Life Insurance Company of New York
                             1740 Broadway
                             New York, NY 10019

                             Director of Newhall Management Corporation
                             23823 Valencia Blvd.
                             Valencia, CA 91355

                             Trustee of University of Southern California
                             University Park TGF 200
                             665 Exposition Blvd.
                             Los Angeles, CA 90089

Ellen M. Newman              President of Ellen Newman Associates
Director                     323 Geary Street, Suite 507
                             San Francisco, CA 94102

                             Chair of Board of Trustees of
                             University of California at San Francisco
                               Foundation
                             250 Executive Park Blvd., Suite 2000
                             San Francisco, CA 94143

                             Director of American Conservatory Theater
                             30 Grant Avenue
                             San Francisco, CA 94108

                             Director of California Chamber of Commerce
                             1201 K Street, 12th Floor
                             Sacramento, CA 95814

Philip J. Quigley         Chairman, Chief Executive Officer and
Director                  Director of Pacific Telesis Group
                          130 Kearney Street, Rm. 3700
                          San Francisco, CA 94108

                          Director of Varian Associates
                          3050 Hansen Way
                          P.O. Box 10800
                          Palo Alto, CA 94303

Carl E. Reichardt         Chairman and Chief Executive Officer of the
Director                  Board of Directors of Wells Fargo & Company
                          420 Montgomery Street
                          San Francisco, CA 94105

                          Director of Ford Motor Company
                          The American Road
                          Dearborn, MI 48121

                          Director of Hospital Corporation of America,
                          HCA-Hospital Corp. of America
                          One Park Plaza
                          Nashville, TN 37203

                          Director of Pacific Gas and Electric Company
                          77 Beale Street
                          San Francisco, CA 94105

                          Director of Newhall Management Corporation
                          23823 Valencia Blvd.
                          Valencia, CA 91355

Donald B. Rice            President, Chief Operating Officer and Director of
Director                  Teledyne, Inc.
                          2049 Century Park East
                          Los Angeles, CA 90067

                          Director of Vulcan Materials Company
                          One Metroplex Drive
                          Birmingham, AL 35209

                          Retired Secretary of the Air Force

Susan G. Swenson          President and Chief Executive Officer of Cellular One
Director                  651 Gateway Blvd.
                          San Francisco, CA 94080

Chang-Lin Tien            Chancellor of University of California at Berkeley
Director                  UC at Berkeley
                          Berkeley, CA 94720

John A. Young             President, Director and Chief Executive Officer of
Director                  Hewlett-Packard Company
                          3000 Hanover Street
                          Palo Alto, CA 94304

                          Director of Chevron Corporation
                          225 Bush Street
                          San Francisco, CA 94104

William F. Zuendt         Director of 3Com Corp.
President                 5400 Bayfront Plaza
                          P.O. Box 58145
                          Santa Clara, CA 95052

                          Director of MasterCard International
                          888 Seventh Avenue
                          New York, NY 10106

                          Trustee of Golden Gate University
                          536 Mission Street
                          San Francisco, CA 94163


        Prior to January 1, 1996, WFNIA served as the sub-adviser to the Asset Allocation Master Series, U.S. Treasury Allocation Master Series, Bond Index Master Series and S&P 500 Stock Master Series, and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "Management of the Master Portfolio" in the Part A and Part B. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, SEC File No. 801-36479, incorporated herein by reference.





Item 29. Principal Underwriters


         (a) Stephens Inc., placement agent for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Overland Express Funds, Inc., Stagecoach Funds, Inc., Stagecoach Trust, Stagecoach Inc., Nations Fund Trust, Nations Funds, Inc., Nations Fund Portfolio, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual
Funds), and is the exclusive placement agent for Master
Investment Trust, Managed Series Investment Trust and Life & Annuity Trust, all of which are registered open-end management investment companies and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and the Managed Balance Target Maturity Fund, Inc., which are closed-end management investment companies.


         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens
Inc. with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (File No. 501-15510).

         (c)  Not Applicable

Item 30. Location of Accounts and Records





         (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the 1940 Act and the Rules thereunder (collectively, "Records") at the offices of Stephens
Inc., 111 Center Street, Little Rock, Arkansas  72201.




         (b) BGFA maintains all Records relating to its services as investment adviser for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105. BGI maintains all Records relating to its services as custodian at the same address.


         (c) Wells Fargo maintains all Records relating to its services as investment adviser for the period prior to January 1, 1996 and for its services as transfer and dividend disbursing agent at 525 Market Street, San Francisco California 94105.


         (d) Stephens maintains all Records relating to its services as sponsor, administrator and placement agent at 111
Center Street, Little Rock, Arkansas  72201.


Item 31. Management Services


         Other than as set forth under the captions "Item 5 Management of the Master Portfolio" in each Part A to this Registration Statement and "Item 16 Investment Advisory and Other Services" in each Part B of this Registration Statement, Registrant is not a party to any management-related service contract.


Item 32. Undertakings

         (c) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                        SIGNATURES



         Pursuant to the requirements of the Investment
Company Act of 1940, the Registrant has duly caused this Amendment No. 3 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 2nd day of January, 1996.



                             MASTER INVESTMENT PORTFOLIO


                             By: /s/ Richard H. Blank, Jr.
                                 ------------------------------
                                 Name:  Richard H. Blank, Jr.
                                 Title: Secretary and Treasurer
                                        (Chief Operating Officer)

                  MASTER INVESTMENT PORTFOLIO

                       File No. 811-8162

                         EXHIBIT INDEX


Exhibit
Number                  Description
-------                 -----------
EX-99.B5(c)             Investment Advisory
                        Contract on behalf of the
                        Lifepath 2000 Master Portfolio

EX-99.B5(d)             Investment Advisory
                        Contract on behalf of the
                        LifePath 2010 Master Portfolio

EX-99.B5(e)             Investment Advisory
                        Contract on behalf of the
                        LifePath 2020 Master Portfolio

EX-99.B5(f)             Investment Advisory
                        Contract on behalf of the
                        LifePath 2030 Master Portfolio

EX-99.B5(g)             Investment Advisory
                        Contract on behalf of the
                        LifePath 2040 Master Portfolio

EX-99.B5(h)             Investment Advisory
                        Contract on behalf of the
                        Bond Index Master Portfolio

EX-99.B5(i)             Investment Advisory
                        Contract on behalf of
                        the Asset Allocation
                        Master Portfolio

EX-99.B5(j)             Investment Advisory
                        Contract on behalf of
                        the S&P 500 Index
                        Master Portfolio

EX-99.B5(k)             Investment Advisory
                        Contract on behalf of
                        the U.S. Treasury Allocation
                        Master Portfolio

EX-99.B8(b)             Custody Agreement with BZW
                        Barclays Global Investors,
                        N.A.

EX-99.B15               Distribution Plan
                        on behalf of the
                        Lifepath Master Portfolios
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